As filed with the U.S. Securities and Exchange Commission on December 17, 2004

                    Registration Nos. 333-11125 and 811-07795

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /x/
                         PRE-EFFECTIVE AMENDMENT NO.        / /

                       POST-EFFECTIVE AMENDMENT NO. 62      /x/

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/

                              AMENDMENT NO. 63     /x/

                            J.P. MORGAN SERIES TRUST
                           (formerly JPM Series Trust)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: 1-800-521-5411

Copy to: Avery P. Maher                        John E. Baumgardner, Jr., Esq.
J.P. Morgan Investment Management Inc.         Sullivan & Cromwell

522 Fifth Avenue                               125 Broad Street
New York, NY 10036                             New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)
[x] on February 18, 2005 pursuant to paragraph (a)(1)

JPMORGAN FUNDS



PROSPECTUS FEBRUARY 19 2005


[GRAPHIC]

JPMORGAN TAX AWARE FUNDS
CLASS A, CLASS B AND CLASS C SHARES


TAX AWARE INTERNATIONAL OPPORTUNITIES FUND (CLASS A)

TAX AWARE ENHANCED INCOME FUND (CLASS A)
TAX AWARE U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware International Opportunities Fund                        1

Tax Aware Enhanced Income Fund                                    7

Tax Aware U.S. Equity Fund                                       13

Tax Aware Investing                                              19

The Funds' Management and Administration                         20

How to Do Business with the Funds                                23

     Purchasing Fund Shares                                      23

     Sales Charges                                               28

     Rule 12b-1 Fees                                             33

     Shareholder Servicing Fees                                  34

     Exchanging Fund Shares                                      34

     Redeeming Fund Shares                                       35

Shareholder Information                                          39

     Distributions and Taxes                                     39

     Availability of Proxy Voting Record                         40

     Portfolio Holdings Disclosure                               40

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates               41

Income Investments                                               42

Risk and Reward Elements                                         44

Financial Highlights                                             52

How to Reach Us                                          BACK COVER

JPMORGAN TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
   (FORMERLY JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND)


RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN BY INVESTING IN EQUITY SECURITIES OF FOREIGN COMPANIES IN DEVELOPED AND, TO A LESSER EXTENT, EMERGING MARKETS.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

The Fund may invest in asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by the adviser.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

- The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price;

-  potential reward compared to potential risk; and

-  temporary mispricing caused by market overreactions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not

                                                     PROSPECTUS FEBRUARY 19 2005

typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002    -16.86%
2003     34.67%
2004

BEST QUARTER 2nd quarter, 2003           19.38%
WORST QUARTER 3rd quarter, 2002         -19.78%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004



                                                              PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
----------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
----------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           5.25

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                     NONE**

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED***                                      2.00



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges-- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.85
DISTRIBUTION (RULE 12b-1) FEES                                              0.25
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.80



(1) "Other expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.80% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may also voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN TAX AWARE ENHANCED INCOME FUND


RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX CURRENT INCOME CONSISTENT WITH PRINCIPAL PRESERVATION.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000    4.91%
2001    4.41%
2002    1.65%
2003    0.92%
2004

BEST QUARTER 4th quarter, 2000             1.67%
WORST QUARTER 4th quarter, 2003           -6.06%

* The performance in the table for the period before Class A Shares were launched on 11/30/01 and the performance in the bar chart prior to 2002 are based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                               PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
-----------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           3.00%
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                           NONE**



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              0.25
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)            225



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings. On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997      30.32%
1998      31.18%
1999      18.31%
2000      -5.15%
2001     -10.67%
2002     -23.83%
2003      24.41%
2004

BEST QUARTER 4th quarter, 1998       21.64%
WORST QUARTER 3rd quarter, 2002     -16.65%


* The performance in the table for the period before Classes A, B and C Shares were launched on 4/16/01 and the performance in the bar chart prior to 2002 are based on the performance of Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A, B and C Shares would have been lower than those shown because Class A, B and C Shares have higher expenses than Select Class Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)


                                                              PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares

CLASS B SHARES

Return Before Taxes

CLASS C SHARES

Return Before Taxes
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 12/9/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                         CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                  5.25%              NONE              NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS            NONE**             5.00%             1.00%
------------------------------------------------------------------------------------------------------------



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges-- Class A Shares."

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                         CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.45               0.45              0.45
DISTRIBUTION (RULE 12b-1) FEES                                     0.25               0.75              0.75
SHAREHOLDER SERVICE FEES                                           0.25               0.25              0.25
OTHER EXPENSES(1)
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                    1.10               1.60              1.60



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that there will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10%, 1.60% and 1.60% respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

TAX AWARE INVESTING


TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Tax Aware International Opportunities Fund and the Tax Aware U.S. Equity
Fund:


-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Tax Aware International Opportunities Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                        %

TAX AWARE
INTERNATIONAL OPPORTUNITIES
FUND
-------------------------------------------------
TAX AWARE ENHANCED
INCOME FUND
-------------------------------------------------
TAX AWARE U.S. EQUITY FUND


THE PORTFOLIO MANAGERS


TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984, Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997 and Pavlos M. Alexandrakis, Vice President and CFA, who is a senior client portfolio manager in the Global/International Equity Group. An employee since 2002, Mr. Alexandrakis is currently responsible for global and international products in North America. Previously, he was a senior vice president/director of international equities at Pioneer Investment Management in Boston, Smith Barney Asset Management in New York and Lazard Freres Asset Management in New York, where he managed a number of international and global mutual funds, institutional accounts and managed accounts.

TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by David Silberman, Managing Director of JPMIM, and Terry Banet, Managing Director of JPMIM. Mr. Silberman hs been an employee since 1989 and manages core U.S. Large Cap equity strategies. Ms. Banet has been an employee since 1985 and is a senior portfolio manager for private client equity and balanced accounts.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trusts, on behalf of the Funds, entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Class A, Class B and Class C Shares of the applicable Fund held by investors serviced by the shareholder servicing agent. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Funds through the Distributor.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more for the Tax Aware International Opportunities Fund and the Tax Aware U.S. Equity Fund and $100,000 or more for the Tax Aware Enhanced Income Fund and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years (measured from the first day of the month in which the shares were purchased). The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

Class B shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase (measured from the first day of the month in which the shares were purchased). The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV plus applicable sales charge per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?" Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds Services; or

-  The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds Services" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and click on the hyperlinks "Fees and Pricing" or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the tables below are sometimes referred to as "breakpoints."

If you buy Class A Shares of the JPMORGAN TAX AWARE ENHANCED INCOME FUND, the following table shows the amount of sales charge you pay and the commissions paid to financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS(1)



                       SALES
                      CHARGE        SALES
                      AS A %       CHARGE   COMMISSION
                      OF THE       AS A %       AS A %
AMOUNT OF           OFFERING      OF YOUR  OF OFFERING
PURCHASES              PRICE   INVESTMENT        PRICE
------------------------------------------------------
LESS
THAN $100,000           3.00         3.09         2.70
------------------------------------------------------
$100,000-
$249,999                2.50         2.56         2.18
------------------------------------------------------
$250,000-
$499,999                2.00         2.04         1.64
------------------------------------------------------
$500,000-
$999,999                1.50         1.52         1.20
------------------------------------------------------
$1,000,000
OR MORE*                NONE         NONE           **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $1 million or more in a Fund.

 ** If you purchase $1 million or more of Class A Shares of the Tax Aware Enhanced Income Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial

     Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of the JPMorgan TAX AWARE INTERNATIONAL OPPORTUNITIES FUND or JPMorgan TAX AWARE U.S. EQUITY FUND, the following table shows the amount of sales charge you pay and the commissions paid to financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS(1)



                       SALES
                      CHARGE        SALES
                      AS A %       CHARGE   COMMISSION
                      OF THE       AS A %       AS A %
AMOUNT OF           OFFERING      OF YOUR  OF OFFERING
PURCHASES              PRICE   INVESTMENT        PRICE
------------------------------------------------------
LESS THAN
$50,000                 5.25         5.54         4.75
------------------------------------------------------
$50,000-
$99,999                 4.50         4.71         4.05
------------------------------------------------------
$100,000
$249,999                3.50         3.63         3.05
------------------------------------------------------
$250,000-
$499,999                2.50         2.56         2.05
------------------------------------------------------
$500,000-
$999,999                2.00         2.04         1.60
------------------------------------------------------
$1,000,000
OR MORE                 NONE         NONE           **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $1 million or more in a Fund.

 ** If you purchase $1 million or more of Class A Shares of the JPMorgan Tax Aware International Opportunities Fund or the JPMorgan Tax Aware U.S. Equity Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charges you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

   - The JPMorgan Funds.

   - JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

   - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

   - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

   - Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

   - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

   - Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

   - Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

   - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

   - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

   - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a JPMorgan Fund is a party.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B shares of the JPMorgan Tax Aware U.S. Equity Fund within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:



                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           5.00
--------------------------------------------------
1-2                                           4.00
--------------------------------------------------
2-3                                           3.00
--------------------------------------------------
3-4                                           3.00
--------------------------------------------------
4-5                                           2.00
--------------------------------------------------
5-6                                           1.00
--------------------------------------------------
More than 6                                   NONE



The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Tax Aware U.S. Equity Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of the Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC as follows:



                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           1.00
--------------------------------------------------
After first year                              NONE



The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
JPMDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to Financial Intermediaries for providing shareholder and administrative services to their customers. JPMDS or its affiliates may make additional payments at its or their own expense to Financial Intermediaries. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. See "The Funds' Management and Administration -- Additional Compensation to Financial Intermediaries."

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Class Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Term Bond Fund (Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares or Class C Shares, other than exchanged Class C Shares of the Short-Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial
Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the JPMorgan Tax Aware International Opportunities Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Tax Aware International Opportunities Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

       - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

       - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of the prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   The SEC has permitted a suspension; or

4.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware International Opportunities Fund typically declares and pays dividends once per year. Effective January 1, 2005, Tax Aware Enhanced Income Fund generally declared dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Tax Aware U.S. Equity Fund typically declares and pays dividends four times a year. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or legal taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
   CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN TAX AWARE FUNDS

                                                               /X/ Permitted

                                                               / / Not Permitted

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                 TAX AWARE
                                                                                                  ENHANCED
                                                    PRINCIPAL TYPES OF RISK                     INCOME FUND
ASSET-BACKED SECURITIES Interests in a stream of    credit, interest rate, market,                  /X/
payments from specific assets, such as auto or      prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of         credit, currency, liquidity, political          /X/(1)
deposit, time deposits and bankers'acceptances
of domestic and foreign issurers.

COMMERCIAL PAPER Unsecured short-term debt          credit, currency, interest rate,                /X/(1)
issued by domestic and foreign banks or             liquidity, market, political
corporations. These securities are usually
discounted and may be rated by S&P or Moody's or
another nationally recognized statistical rating
organization.

CONVERTIBLE SECURITIES Domestic and foreign debt    credit, currency, interest rate,                /X/(1)
securities that can be converted into equity        liquidity, market, political, valuation
securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and     credit, currency, interest rate,                /X/(1)
foreign industrial, utility, banking and other      liquidity, market, political, valuation
financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt             credit, environmental, extension,               /X/
instrument which gives the lender a lien on         interest rate, liquidity, market,
property as security for the loan payment.          natural event, political, prepayment,
                                                    valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign     credit, currency, extension, interest           /X/(1)
securities (such as Federal Home Loan Banks,        rate, leverage, market, political,
Freddie Macs, Fannie Maes) which represent          prepayment
interests in pools of mortgages, whereby the
principal and interest paid every month is
passed through to the holder of the securities.

MORTGAGE-DOLLAR ROLLS The sale of domestic and      credit, currency, extension, interest           /X/(1)(2)
foreign mortgage-backed securities with the         rate, leverage, liquidity, market,
promise to purchase similar securities at a         political, prepayment
later date. Segregated accounts are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that represent    credit, currency, extension, interest           /X/
a share of bank debt or similar securities or       rate, liquidity, political, prepayment
obligations.

PRIVATE PLACEMENTS Bonds or other investments       credit, interest rate, liquidity,               /X/
that are sold directly to an institutional          market, valuation
investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS     credit, environmental, interest rate,           /X/
Securities of issuers that invest in real estate    liquidity, market, natural event,
or are secured by real estate.                      prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund    credit                                          /X/
agrees to purchase a security and resell it to
the seller on a particular date and at a
specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby     credit, leverage                                /X/(2)
the Fund sells a security and agrees to
repurchase it from the buyer on a particular
date and at a specific price. Considered a form
of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF             credit, currency, interest rate, market,        /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or              political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party         credit, currency, interest rate,                /X/(1)
agrees to exchange periodic payments with a         leverage, market, political, valuation
counterparty. Segregated accounts are used to
offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,         credit, interest rate, market, natural          /X/
generally issued as general obligation and          event, political
revenue bonds, whose interest is exempt from
federal taxation and state and/or local taxes in
the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments         interest rate                                   /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT       credit, currency, interest rate,                /X/(1)
SECURITIES Domestic and foreign securities          liquidity, market, political, valuation
offering non-cash or delayed-cash payment. Their
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.


(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                                AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its       - A Fund could outperform its benchmark due      - The adviser focuses its active
  benchmark due to its securities       to these same choices                            management on securities selection,
  and asset allocation choices                                                           the area where it believes its
                                                                                         commitment to research can most
                                                                                         enhance returns

MARKET CONDITIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

- The Fund's share price and          - Stocks have generally outperformed more        - Under normal circumstances, the Fund
  performance will fluctuate in         stable investments (such as bonds and cash       plans to remain fully invested in
  response to stock market              equivalents) over the long term                  accordance with its policies. Equity
  movements                                                                              investments may include common
                                      - Foreign investments, which represent a           stocks, convertible securities,
- The Fund could lose money             major portion of the world's securities,         preferred stocks, depositary
  because of foreign government         offer attractive potential performance and       receipts (such as ADRs and EDRs),
  actions, political instability,       opportunities for diversification                trust or partnership interests,
  or lack of adequate and/or                                                             warrants, rights and investment
  accurate information                - Emerging markets can offer higher returns        company securities. The Fund may
                                                                                         invest uninvested cash in affiliated
- Investment risks tend to be                                                            money market funds.
  higher in emerging markets.
  These markets also present                                                           - The Fund seeks to limit risk and
  higher liquidity and valuation                                                         enhance performance through active
  risks                                                                                  management and diversification

- Adverse market conditions may                                                        - During severe market downturns, the
  from time to time cause the Fund                                                       Fund has the option of investing up
  to take temporary defensive                                                            to 100% of its assets in
  positions that are inconsistent                                                        investment-grade short-term
  with its principal investment                                                          instruments
  strategies and may hinder the
  Fund from achieving its
  investment objective

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                                AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE U.S. EQUITY FUND

- The Fund's share price and          - Stocks have generally outperformed more        - Under normal circumstances the Fund
  performance will fluctuate in         stable investments (such as bonds and cash       plans to remain fully invested in
  response to stock market              equivalents) over the long term                  accordance with its policies. Equity
  movements                                                                              investments may include common
                                                                                         stocks, convertible securities,
- Adverse market conditions may                                                          preferred stocks, depositary
  from time to time cause the Fund                                                       receipts (such as ADRs and EDRs)
  to take temporary defensive                                                            trust or partnership interests,
  positions that are inconsistent                                                        warrants, rights, and investment
  with its principal investment                                                          company securities. The Fund may
  strategies and may hinder the                                                          invest uninvested cash in affiliated
  Fund from achieving its                                                                money market funds.
  investment objective
                                                                                       - The Fund seeks to limit risk through
                                                                                         active management and diversification

                                                                                       - During severe market downturns, the
                                                                                         Funds have the option of investing
                                                                                         up to 100% of its assets in high
                                                                                         quality short-term instruments

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                                AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME FUND

- The Fund's share price, yield,      - Bonds have generally outperformed money        - Under normal circumstances the Fund
  and total return will fluctuate       market investments over the long term, with      plans to remain fully invested in
  in response to bond market            less risk than stocks                            bonds and other fixed income
  movements                                                                              securities. The Fund may invest
                                      - Most bonds will rise in value when interest      uninvested cash in affiliated money
- The value of most bonds will          rates fall                                       market funds
  fall when interest rates rise;
  the longer a bond's maturity and    - Mortgage-backed and asset-backed securities    - The Fund seeks to limit risk and
  the lower its credit quality,         can offer attractive returns                     enhance after tax yields through
  the more its value typically                                                           careful management, sector
  falls                                                                                  allocation, individual securities
                                                                                         selection, and duration management
- Adverse market conditions may
  from time to time cause the Fund                                                     - During severe market downturns, the
  to take temporary defensive                                                            Fund has the option of investing up
  positions that are inconsistent                                                        to 100% of assets in high quality
  with its principal investment                                                          short-term instruments
  strategies and may hinder the
  Fund from achieving its                                                              - The adviser monitors interest rate
  investment objective                                                                   trends, as well as geographic and
                                                                                         demographic information related to
- Mortgage-backed and asset-backed                                                       mortgage-backed securities and
  securities (securities                                                                 mortgage prepayments
  representing an interest in, or
  secured by, a pool of mortgages
  or other assets such as
  receivables) could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later
  than anticipated

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                                AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements    - Favorable exchange rate movements could        - The Funds actively manage the
  could reduce gains or create          generate gains or reduce losses                  currency exposure of its foreign
  losses                                                                                 investments and may hedge a portion
                                                                                         of its foreign currency exposure
- Currency risks tend to be higher                                                       into the U.S. dollar or other
  in emerging markets                                                                    currencies which the adviser deems
                                                                                         more attractive (see also
                                                                                         "Derivatives")

SECURITIES LENDING

- When a Fund lends a security,       - A Fund may enhance income through the          - The adviser maintains a list of
  there is a risk that the loaned       investment of the collateral received from       approved borrowers
  securities may not be returned        the borrower
  if the borrower or the lending                                                       - A Fund receives collateral equal to
  agent defaults                                                                         at least 100% of the current value
                                                                                         of securities loaned plus accrued
- The collateral will be subject                                                         interest
  to the risks of the securities
  in which it is invested                                                              - The lending agents indemnify a Fund
                                                                                         against borrower default

                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                       - Upon recall, the borrower must
                                                                                         return the securities loaned within
                                                                                         the normal settlement period

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                                AND REWARD
DERIVATIVES

- Derivatives such as futures,        - Hedges that correlate well with underlying     - The Funds use derivatives for
  options, swaps and forward            positions can reduce or eliminate losses at      hedging and tax and risk management
  foreign currency contracts(1) that    low cost                                         purposes (i.e., to establish or
  are used for hedging the                                                               adjust exposure to particular
  portfolio or specific securities    - A Fund could make money and protect against      securities, markets or currencies)
  may not fully offset the              losses if the investment analysis proves
  underlying positions and this         correct                                        - The Funds only establish hedges that
  could result in losses to a Fund                                                       they expect will be highly
  that would not have otherwise       - Derivatives that involve leverage could          correlated with underlying positions
  occurred                              generate substantial gains at low cost
                                                                                       - While the Funds may use derivatives
- Derivatives used for risk                                                              that incidentally involve leverage,
  management may not have the                                                            they do not use them for the
  intended effects and may result                                                        specific purpose of leveraging their
  in losses or missed                                                                    portfolios
  opportunities

- The counterparty to a
  derivatives contract could
  default

- Derivatives that involve
  leverage could magnify losses

- Certain types of derivatives
  involve costs to the Funds which
  can reduce returns

- Derivatives may, for tax
  purposes, affect the character
  of gain and loss realized by a
  Fund, accelerate recognition of
  income to a Fund, affect the
  holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                                AND REWARD
ILLIQUID HOLDINGS

- A Fund could have difficulty        - These holdings may offer more attractive       - No Fund may invest more than 15% of
  valuing these holdings precisely      yields or potential growth than comparable       its net assets in illiquid holdings
                                        widely traded securities
- A Fund could be unable to sell                                                       - To maintain adequate liquidity, each
  these holdings at the time or                                                          Fund may hold high quality
  price it desires                                                                       short-term instruments and may
                                                                                         borrow (including repurchase
                                                                                         agreements and reverse repurchase
                                                                                         agreements) from banks up to 33 1/3%
                                                                                         of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities         - A Fund can take advantage of attractive        - Each Fund segregates liquid assets
  before issue or for delayed           transaction opportunities                        to offset leverage risk
  delivery, it could be exposed to
  leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a     - A Fund could realize gains in a short          - The Funds will generally avoid
  Fund's brokerage and related          period of time                                   short-term trading, except to take
  costs                                                                                  advantage of attractive or
                                      - A Fund could protect against losses if a         unexpected opportunities or to meet
- Increased short-term capital          stock is overvalued and its value later          demands generated by shareholder
  gains distributions could raise       falls                                            activity
  shareholders' income tax
  liability

CREDIT QUALITY -- TAX AWARE
ENHANCED INCOME FUND

- The default of an issuer would      - Investment-grade bonds have a lower risk of    - The Fund maintains its own policies
  leave the Fund with unpaid            default                                          for balancing credit quality against
  interest or principal                                                                  potential yields and gains in light
                                                                                         of its investment goals

                                                                                       - The adviser develops its own ratings
                                                                                         of unrated securities and makes a
                                                                                         credit quality determination for
                                                                                         unrated securities

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                                AND REWARD
FOREIGN INVESTMENTS -- TAX AWARE
U.S. EQUITY FUNDS

- Currency exchange rate movements    - Favorable exchange rate movements could        - The Fund anticipates that its total
  could reduce gains or create          generate gains or reduce losses                  foreign investments will not exceed
  losses                                                                                 20% of total assets
                                      - Foreign investments, which represent a
- The Fund could lose money             major portion of the world's securities,       - The Fund actively manages the
  because of foreign government         offer attractive potential performance and       currency exposure of its foreign
  actions, political instability,       opportunities for diversification                investments relative to its
  or lack of adequate and accurate                                                       benchmark, and may hedge back into
  information                                                                            the U.S. dollar from time to time
                                                                                         (see also "Derivatives")

FOREIGN INVESTMENTS -- TAX AWARE
ENHANCED INCOME FUND

- The Fund could lose money           - Foreign bonds, which represent a major         - Foreign bonds may be a significant
  because of foreign government         portion of the world's fixed income              investment (up to 25% of total
  actions, political instability,       securities, offer attractive potential           assets) for the Fund
  or lack of adequate and accurate      performance and opportunities for
  information                           diversification                                - To the extent that the Fund invests
                                                                                         in foreign bonds, it will hedge its
- Currency exchange rate movements    - Favorable exchange rate movements could          currency exposure into the U.S.
  could reduce gains or create          generate gains or reduce losses                  dollar (see also "Derivatives")
  losses

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES


                                                              PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                          --------------------------------------   ------------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                              NET ASSET          NET     SECURITIES                 DIVIDENDS
                                 VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                              OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND(a)

Year Ended 10/31/04
Year Ended 10/31/03           $   10.90         0.06^          2.51         2.57         0.11              --            0.11
Year Ended 10/31/02           $   12.38         0.06          (1.53)       (1.47)        0.01              --            0.01
4/30/01* Through 10/31/01     $   15.00         0.08^         (2.70)       (2.62)          --              --              --

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03           $   10.08         0.14          (0.03)        0.11         0.14              --            0.14
11/30/01* Through 10/31/02    $   10.10         0.16          (0.01)        0.15         0.16            0.01            0.17

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03           $   12.86         0.09^          2.01         2.10         0.07              --            0.07
Year Ended 10/31/02           $   15.58         0.10          (2.71)       (2.61)        0.11              --            0.11
4/16/01* Through 10/31/01     $   16.88         0.03^         (1.27)       (1.24)        0.06              --            0.06



(a)  Formerly JPMorgan Fleming Tax Aware International Opportunities Fund.

  ^  Calculated based on average shares outstanding.
  *  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                  NET ASSET
                                 VALUE, END              TOTAL
                                  OF PERIOD             RETURN (1)(b)
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND(a)

Year Ended 10/31/04
Year Ended 10/31/03              $    13.36              23.77%
Year Ended 10/31/02              $    10.90             (11.85%)
4/30/01* Through 10/31/01        $    12.38             (17.47%)

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03              $    10.05               1.12%
11/30/01* Through 10/31/02       $    10.08               1.42%

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03              $    14.89              16.37%
Year Ended 10/31/02              $    12.86             (16.89%)
4/16/01* Through 10/31/01        $    15.58              (7.38%)

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              --------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                            ----------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                               NET ASSETS,                     NET                EXPENSES           INCOME (LOSS)
                                    END OF              INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD       NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)  EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (b)
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND(a)

Year Ended 10/31/04
Year Ended 10/31/03           $         6       1.80%         0.54%                   2.41%                  (0.07%)          79%
Year Ended 10/31/02           $         7       1.80%         0.40%                   2.37%                  (0.17%)          97%
4/30/01* Through 10/31/01     $         4       1.80%         0.29%                   5.48%+                 (3.39%)+         43%

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03           $        22       0.75%         1.38%                   1.00%                   1.13%          241%
11/30/01* Through 10/31/02    $        19       0.75%         1.55%                   1.06%                   1.23%          186%

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03           $         5       1.10%         0.68%                   1.90%                  (0.12%)          13%
Year Ended 10/31/02           $         5       1.10%         0.52%                   1.88%                  (0.26%)          27%
4/16/01* Through 10/31/01     $         1       1.04%         0.33%                   8.73%+                 (7.36%)+         22%

CLASS B SHARES


                                                                PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                          ---------------------------------------   ------------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                              NET ASSET          NET      SECURITIES                 DIVIDENDS
                                 VALUE,   INVESTMENT           (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME    REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                              OF PERIOD       (LOSS)     UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03           $   12.76         0.02^           1.99         2.01         0.02              --            0.02
Year Ended 10/31/02           $   15.47         0.03           (2.71)       (2.68)        0.03              --            0.03
4/16/01* Through 10/31/01     $   16.88        (0.03)^         (1.33)       (1.36)        0.05              --            0.05


  ^  Calculated based on average shares outstanding
 ^^  Amount rounds to less than .005%.
  *  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                   NET ASSET
                                  VALUE, END             TOTAL
                                   OF PERIOD            RETURN (1)(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03               $    14.75             15.82%
Year Ended 10/31/02               $    12.76            (17.35%)
4/16/01* Through 10/31/01         $    15.47             (8.09%)

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              --------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                            -----------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                              NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                   END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,    PORTFOLIO
                                   PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS     TURNOVER
                                (MILLIONS)  EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE (b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03           $         3       1.60%         0.18%                    2.40%                  (0.62%)         13%
Year Ended 10/31/02           $         3       1.60%         0.00%^^                  2.39%                  (0.79%)         27%
4/16/01* Through 10/31/01     $         1       1.60%        (0.35%)                   7.71%+                 (6.46%)+        22%

CLASS C SHARES


                                                             PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                          --------------------------------------   ------------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                              NET ASSET          NET     SECURITIES                 DIVIDENDS
                                 VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                              OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03           $   12.74         0.02^          1.99         2.01         0.03              --            0.03
Year Ended 10/31/02           $   15.45         0.04          (2.71)       (2.67)        0.04              --            0.04
4/16/01* Through 10/31/01     $   16.88        (0.02)^        (1.35)       (1.37)        0.06              --            0.06


  ^  Calculated based on average shares outstanding
 ^^  Amount rounds to less than .005%.
  *  Commencement of offering of class of shares.
  @  Amount rounds to less than one million.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                   NET ASSET
                                  VALUE, END             TOTAL
                                   OF PERIOD           RETURN(1)(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03               $    14.72             15.80%
Year Ended 10/31/02               $    12.74            (17.35%)
4/16/01* Through 10/31/01         $    15.45             (8.16%)

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              --------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                            -----------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                              NET ASSETS,                      NET                 EXPENSES           INCOME (LOSS)
                                   END OF               INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,    PORTFOLIO
                                   PERIOD        NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS     TURNOVER
                               (MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE (b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03           $        --@      1.60%         0.18%                    2.40%                  (0.62%)         13%
Year Ended 10/31/02           $        --@      1.60%         0.00%^^                  2.38%                  (0.78%)         27%
4/16/01* Through 10/31/01     $        --@      1.57%        (0.17%)                  23.55%+                (22.15%)+        22%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through an institution please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File Nos.:



Tax Aware International
   Opportunities Fund                    811-05151
Tax Aware Enhanced Income Fund           811-07795
Tax Aware U.S. Equity Fund               811-07795




(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-TAABC-205

JPMORGAN FUNDS



PROSPECTUS FEBRUARY 19 2005


[GRAPHIC]

JPMORGAN TAX AWARE FUNDS

INSTITUTIONAL CLASS SHARES


TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware International Opportunities Fund                        1

Tax Aware Disciplined Equity Fund                                 7

Tax Aware Enhanced Income Fund                                   13

Tax Aware Short-Intermediate Income Fund                         19

Tax Aware U.S. Equity Fund                                       25

Tax Aware Investing                                              31

The Funds' Management and Administration                         32

How to Do Business with the Funds                                35

     Purchasing Fund Shares                                      35

     Sales Charges                                               XX

     Rule 12b-1 Fees                                             XX

     Shareholder Servicing Fees                                  38

     Exchanging Fund Shares                                      38

     Redeeming Fund Shares                                       39

Shareholder Information                                          42

     Distributions and Taxes                                     42

     Availability of Proxy Voting Record                         43

     Portfolio Holdings Disclosure                               43

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates               44

Income Investments                                               46

Risk and Reward Elements                                         48

Financial Highlights                                             56

How To Reach Us                                          BACK COVER

JPMORGAN TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
   (FORMERLY JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND)


RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN BY INVESTING IN EQUITY SECURITIES OF FOREIGN COMPANIES IN DEVELOPED AND, TO A LESSER EXTENT, EMERGING MARKETS.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

The Fund may also invest in asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by the adviser.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

- The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price;

-  potential reward compared to potential risk; and

-  temporary mispricing caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002       -16.11%
2003        35.68%
2004

BEST QUARTER 2nd quarter, 2003             19.65%
WORST QUARTER 3rd quarter, 2002           -19.63%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                   PAST 1 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
---------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
---------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                         INSTITUTIONAL
                                                                          CLASS SHARES
--------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED***                                            2.00



*** Applies only to shares purchased after February 18, 2005

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                      0.85
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(1)
-------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- ratheR than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often consider a number of other criteria:

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on princi pal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998        31.82%
1999        17.39%
2000        -9.06%
2001       -10.48%
2002       -24.19%
2003        29.91%
2004

BEST QUARTER 4th quarter, 1998             22.98%
WORST QUARTER 3rd quarter, 2002           -17.33%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                              PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-------------------------------------------------------------------------------------------------------
LIPPER LARGE CAPCORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 1/30/97.

^ Performance for the indexes is from 1/31/97. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses for Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                      0.35
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(1)
-------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                      0.55


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               56

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX CURRENT INCOME CONSISTENT WITH PRINCIPAL PRESERVATION.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the

Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration stock funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2000         5.17%
2001         4.47%
2002         2.27%
2003         1.43%
2004

BEST QUARTER 4th quarter, 2000              1.73%
WORST QUARTER 4th quarter, 2003             0.07%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                              PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
----------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
----------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                      0.25
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(1)
-------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                      0.25



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.25% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               26

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO MAXIMIZE AFTER-TAX INCOME FROM A PORTFOLIO OF TAX-EXEMPT AND TAXABLE SECURITIES.

THE FUND'S MAIN INVESTMENT STRAGETY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments that the adviser believes have the potential to provide high after tax current income.


Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase are rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of the Fund's total Assets may be invested in securities rated B or BB.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 Year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2003         2.29%
2004

BEST QUARTER 2nd quarter, 2003              1.33%
WORST QUARTER 4th quarter, 2003            -0.10%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                              PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
----------------------------------------------------------------------------------------
LEHMAN 1-5 YEAR MUNICIPALBOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
----------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 12/20/02.

^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                      0.25
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(1)
-------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                      0.40



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.40% of its average daily net assets through 02/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               41

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goals.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and the Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997        30.32%
1998        31.18%
1999        18.31%
2000        -5.57%
2001       -10.13%
2002       -23.56%
2003        25.02%
2004

BEST QUARTER 4th quarter, 1998             21.64%
WORST QUARTER 3rd quarter, 2002           -16.61%

* The performance in the bar chart prior to 2001, and the performance in the table for the period before Institutional Class Shares were launched on 9/15/00 are based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)


                                                              PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sales of Fund Shares
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAPCORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 12/18/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                      0.45
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(1)
-------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                      0.70



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.70% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund:


-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Tax Aware International Opportunities Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Short-Intermediate Income Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees of the trust are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets as follows:



FUND                                                                    %
-------------------------------------------------------------------------
TAX AWARE
INTERNATIONAL
OPPORTUNITIES FUND
-------------------------------------------------------------------------
TAX AWARE DISCIPLINED
EQUITY FUND
-------------------------------------------------------------------------
TAX AWARE ENHANCED
INCOME FUND
-------------------------------------------------------------------------
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
-------------------------------------------------------------------------
TAX AWARE
U.S. EQUITY FUND


THE PORTFOLIO MANAGERS


TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984, Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997 and Pavlos M. Alexandrakis, Vice President and CFA, who is a senior client portfolio manager in the Global/International Equity Group. An employee since 2002, Mr. Alexandrakis is currently responsible for global and international products in North America. Previously, he was a senior vice president/director of international equities at Pioneer Investment Management in Boston, Smith Barney Asset Management in New York and Lazard Freres Asset Management in New York, where he managed a number of international and global mutual funds, institutional accounts and managed accounts.

TAX AWARE DISCIPLINED EQUITY FUND
The portfolio management team is led by Jonathan N. Golub, Vice President of the adviser and CFA, Timothy J. Devlin, Vice President of the adviser, and Robin B. Chance, Vice President of the adviser. Mr. Golub is a portfolio manager in the U.S. Equity Group. An employee of the adviser since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort at Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Chance has been at JPMIM since 1987.

TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE SHORT-INTERMEDIATE FUND
The Fund is managed by a team of individuals at JPMIM.


TAX AWARE U.S. EQUITY FUND
The portfolio management team is led by David Silberman, Managing Director of JPMIM, and Terry Banet, Managing Director of JPMIM. Mr. Silberman hs been an employee since 1989 and manages core U.S. Large Cap equity strategies. Ms. Banet has been an employee since 1985 and is a senior portfolio manager for private client equity and balanced accounts.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Chase Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' customers. For performing these services, JPMDS, as shareholder servicing agent, re ceives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the applicable Fund held by investors serviced by the shareholder servicing agent. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Funds through the Distributor.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.


Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.


Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.


NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.


Send the completed Account Application and a check to:


JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds Services or a

Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?" Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds Services; or

-  The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.


CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:


- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds Services" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832

FBO Your JPMorgan Fund

(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration

  (EX: XYZ CORPORATION)


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528


SHAREHOLDER SERVICING FEES

JPMDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to Financial Intermediaries for providing shareholder and administrative services to their customers. JPMDS or its affiliates may make additional payments at its or their own expense to such Financial Intermediaries. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. See "The Funds' Management and Administration -- Additional Compensation to Financial Intermediaries."


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


All required documentation in proper form accompanies your exchange request.


DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee of 2.00% of the value of the shares redeemed if you exchange shares of the JPMorgan Tax Aware International Opportunities Fund for shares of another JPMorgan Fund within 60 days of purchase. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans, or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The JPMorgan Tax Aware International Opportunities Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.


ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.


We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the JPMorgan Tax Aware International Opportunities Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Tax Aware International Opportunities Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528


ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of the prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or


4. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Fleming Tax Aware International Opportunities Fund typically declares and pays dividends once per year. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically declare and pay dividends four times a year. Effective January 1, 2005, Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Fund generally declared dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively. Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
   CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc. and One Group Administrative Services, Inc.) (JPMDS) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN TAX AWARE FUNDS

                                                              /X/ Permitted in
                                                              / / Not permitted

INCOME INVESTMENTS
This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                TAX AWARE           TAX AWARE
                                                                                                 ENHANCED       SHORT-INTERMEDIATE
                                                    PRINCIPAL TYPES OF RISK                       INCOME              INCOME
ASSET-BACKED SECURITIES Interests in a stream       credit, interest rate, market,                 /X/                /X/
of payments from specific assets, such as           prepayment
auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of         credit, currency, liquidity, political         /X/(1)             /X/(1)
deposit, time deposits and bankers'
acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt          credit, currency, interest rate,               /X/(1)             /X/(1)
issued by domestic and foreign banks or             liquidity, market, political
corporations. These securities are usually
discounted and are rated by S&P or Moody's or
another nationally recognized statistical rating
organization.

CONVERTIBLE SECURITIES Domestic and foreign         credit, currency, interest rate,               /X/(1)             /X//(1)
debt securities that can be converted into          liquidity, market, political, valuation
equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic         credit, currency, interest rate,               /X/(1)             /X/(1)
and foreign industrial, utility, banking and        liquidity, market, political, valuation
other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt             credit, environmental, extension,              /X/                /X/
instrument which gives the lender a lien on         interest rate, liquidity, market,
property as security for the loan payment.          natural event, political, prepayment,
                                                    valuation

MORTGAGE-BACKED SECURITIES Domestic and             credit, currency, extension, interest          /X/(1)             /X/(1)
foreign securities (such as Federal Home Loan       rate, leverage, market, political,
Banks, Freddie Macs, Fannie Maes) which             prepayment
represent interests in pools of mortgages,
whereby the principal and interest paid every
month is passed through to the holder of the
securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic          currency, extension, interest rate,            /X/(1),(2)         /X/(1),(2)
and foreign mortgage-backed securities with         leverage, liquidity, market, political,
the promise to purchase similar securities at       prepayment
a later date. Segregated accounts are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that              credit, currency, extension, interest          /X/                /X/
represent a share of bank debt or similar           rate, liquidity, political, prepayment
securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments       credit, interest rate, liquidity,              /X/                /X/
that are sold directly to an institutional          market, valuation
investor.

REITs AND OTHER REAL-ESTATE RELATED                 credit, interest rate, liquidity,              /X/                /X/
INSTRUMENTS Securities of issuers that invest       market, natural event, prepayment,
in real estate or are secured by real estate.       valuation

REPURCHASE AGREEMENTS Contracts whereby the         credit                                         /X/                /X/
fund agrees to purchase a security and resell
it to the seller on a particular date and at
a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts             credit, leverage                               /X/(2)             /X/(2)
whereby the fund sells a security and agrees
to repurchase it from the buyer on a
particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF             credit, currency, interest rate,               /X/(1)            /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or              market, political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party         credit, currency, interest rate,               /X/(1)             /X/(1)
agrees to exchange periodic payments with a         leverage, market, political, valuation
counterparty. Segregated accounts are used to
offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,         credit, interest rate, market, natural         /X/                /X/
generally issued as general obligation and          event, political
revenue bonds, whose interest is exempt from
federal taxation and state and/or local taxes
in the state where the securities were
issued.

U.S. GOVERNMENT SECURITIES Debt instruments         interest rate                                  /X/                /X/
(Treasury bills, notes and bonds) guaranteed
by the U.S. government for the timely payment
of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT       credit, currency, interest rate,               /X/(1)             /X/(1)
SECURITIES Domestic and foreign securities          liquidity, market, political, valuation
offering non-cash or delayed-cash payment.
Their prices are typically more volatile than
those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN TAX AWARE FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
MANAGEMENT CHOICES

-  A Fund could underperform     -  A Fund could outperform its      - The adviser focuses its
   its benchmark due to its         benchmark due to these same        active management on
   securities and asset             choices                            securities selection, the
   allocation choices                                                  area where it believes its
                                                                       commitment to research can
                                                                       most enhance returns

MARKET CONDITIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

-  The Fund's share price and    -  Stocks have generally            - Under normal circumstances
   performance will fluctuate       outperformed more stable           the Fund plans to remain
   in response to stock market      investments (such as bonds and     fully invested in
   movements                        cash equivalents) over the         accordance with its
                                    long term                          policies. Equity
-  The Fund could lose money                                           investments may include
   because of foreign            -  Foreign investments, which         common stocks, convertible
   government actions,              represent a major portion of       securities, preferred
   political instability or         the world's securities, offer      stocks, depositary receipts
   lack of adequate and/or          attractive potential               (such as ADRs and EDRs),
   accurate information             performance and opportunities      trust or partnership
                                    for diversification                interests, warrants, rights
-  Investment risks tend to be                                         and investment company
   higher in emerging markets.   -  Emerging markets can offer         securities. The Fund may
   These markets also present       higher returns                     invest uninvested cash in
   higher liquidity and                                                affiliated money market
   valuation risks                                                     funds

-  Adverse market conditions                                         - The Fund seeks to limit
   may from time to time cause                                         risk and enhance
   the Fund to take temporary                                          performance through active
   defensive positions that                                            management and
   are inconsistent with its                                           diversification
   principal investment
   strategies and may hinder                                         - During severe market
   the Fund from achieving its                                         downturns, the Fund has the
   investment objective                                                option of investing up to
                                                                       100% of its assets in high
                                                                       quality short-term
                                                                       instruments

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE DISCIPLINED EQUITY
AND TAX AWARE U.S. EQUITY
FUNDS

- A Fund's share price and       - Stocks have generally             - Under normal circumstances
  performance will fluctuate       outperformed more stable            the Funds plan to remain
  in response to stock market      investments (such as bonds and      fully invested in
  movements                        cash equivalents) over the          accordance with its
                                   long term                           policies. Equity
- Adverse market conditions                                            investments may include
  may from time to time cause                                          common stocks, convertible
  a Fund to take temporary                                             securities, preferred
  defensive positions that                                             stocks, depositary receipts
  are inconsistent with its                                            (such as ADRs and EDRs)
  principal investment                                                 trust or partnership
  strategies and may hinder                                            interests, warrants, rights
  the Fund from achieving its                                          and investment company
  investment objective                                                 securities. The Fund may
                                                                       invest uninvested cash in
                                                                       affiliated money market
                                                                       funds

                                                                     - The Funds seek to limit
                                                                       risk through active
                                                                       management and
                                                                       diversification

                                                                     - During severe market
                                                                       downturns, the Funds have
                                                                       the option of investing up
                                                                       to 100% of its assets in
                                                                       high quality short-term
                                                                       instruments

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME AND
TAX AWARE SHORT-INTERMEDIATE
FUNDS

- A Fund's share price, yield    - Bonds have generally              - Under normal circumstances
  and total return will            outperformed money market           each Fund plans to remain
  fluctuate in response to         investments over the long           fully invested in bonds and
  bond market movements            term, with less risk than           other fixed income
                                   stocks                              securities. The Fund may
- The value of most bonds                                              invest uninvested cash in
  will fall when interest        - Most bonds will rise in value       affiliated money market
  rates rise; the longer a         when interest rates fall            funds
  bond's maturity and the
  lower its credit quality,      - Mortgage-backed and               - A Fund seeks to limit risk
  the more its value               asset-backed securities can         and enhance after tax
  typically falls                  offer attractive returns            yields through careful
                                                                       management, sector
- Adverse market conditions                                            allocation, individual
  may from time to time cause                                          securities selection and
  a Fund to take temporary                                             duration management
  defensive positions that
  are inconsistent with its                                          - During severe market
  principal investment                                                 downturns, a Fund has the
  strategies and may hinder a                                          option of investing up to
  Fund from achieving its                                              100% of assets in high
  investment objective                                                 quality short-term
                                                                       instruments
- Mortgage-backed and
  asset-backed securities                                            - The adviser monitors
  (securities representing an                                          interest rate trends, as
  interest in, or secured by,                                          well as geographic and
  a pool of mortgages or                                               demographic information
  other assets such as                                                 related to mortgage-backed
  receivables) could generate                                          securities and mortgage
  capital losses or periods                                            prepayments
  of low yields if they are
  paid off substantially
  earlier or later than
  anticipated

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate         - Favorable exchange rate           - The Funds actively manage
  movements could reduce           movements could generate gains      the currency exposure of
  gains or create losses           or reduce losses                    its foreign investments and
                                                                       may hedge a portion of its
- Currency risks tend to be                                            foreign currency exposure
  higher in emerging markets                                           into the U.S. dollar or
                                                                       other currencies which the
                                                                       adviser deems more
                                                                       attractive (see also
                                                                       "Derivatives")

SECURITIES LENDING

- When a Fund lends a            - A Fund may enhance income         - The adviser maintains a
  security, there is a risk        through the investment of the       list of approved borrowers
  that the loaned securities       collateral received from the
  may not be returned if the       borrower                          - A Fund receives collateral
  borrower or the lending                                              equal to at least 100% of
  agent defaults                                                       the current value of
                                                                       securities loaned plus
- The collateral will be                                               accrued interest
  subject to the risks of the
  securities in which it is                                          - The lending agents
  invested                                                             indemnify a Fund against
                                                                       borrower default

                                                                     - The adviser's collateral
                                                                       investment guidelines limit
                                                                       the quality and duration of
                                                                       collateral investment to
                                                                       minimize losses

                                                                     - Upon recall, the borrower
                                                                       must return the securities
                                                                       loaned within the normal
                                                                       settlement period

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
DERIVATIVES

- Derivatives such as            - Hedges that correlate well        - The Funds use derivatives
  futures, options, swaps and      with underlying positions can       for hedging and tax and
  forward foreign currency         reduce or eliminate losses at       risk management purposes
  contracts(1) that are used       low cost                            (i.e., to establish or
  for hedging the portfolio                                            adjust exposure to
  or specific securities may     - A Fund could make money and         particular securities,
  not fully offset the             protect against losses if the       markets or currencies)
  underlying positions and         investment analysis proves
  this could result in losses      correct                           - The Funds only establish
  to a Fund that would not                                             hedges that they expect
  have otherwise occurred        - Derivatives that involve            will be highly correlated
                                   leverage could generate             with underlying positions
- Derivatives used for risk        substantial gains at low cost
  management may not have the                                        - While the Funds may use
  intended effects and may                                             derivatives that
  result in losses or missed                                           incidentally involve
  opportunities                                                        leverage, they do not use
                                                                       them for the specific
- The counterparty to a                                                purpose of leveraging their
  derivatives contract could                                           portfolios
  default

- Derivatives that involve
  leverage could magnify
  losses

- Certain types of
  derivatives involve costs
  to the Funds which can
  reduce returns

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by a Fund,
  accelerate recognition of
  income to a Fund, affect
  the holding period of a
  Fund's assets and defer
  recognition of certain of a
  Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
ILLIQUID HOLDINGS

- A Fund could have              - These holdings may offer more     - No Fund may invest more
  difficulty valuing these         attractive yields or potential      than 15% of its net assets
  holdings precisely               growth than comparable widely       in illiquid holdings
                                   traded securities
- A Fund could be unable to                                          - To maintain adequate
  sell these holdings at the                                           liquidity, each Fund may
  time or price it desires                                             hold high quality
                                                                       short-term instruments and
                                                                       may borrow (including
                                                                       repurchase agreements and
                                                                       reverse repurchase
                                                                       agreements) from banks up
                                                                       to 33 1/3% of the value of
                                                                       its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities    - A Fund can take advantage of      - Each Fund segregates liquid
  before issue or for delayed      attractive transaction              assets to offset leverage
  delivery, it could be            opportunities                       risk
  exposed to leverage risk if
  it does not segregate
  liquid assets

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
SHORT-TERM TRADING

- Increased trading could        - A Fund could realize gains in     - The Funds will generally
  raise a Fund's brokerage         a short period of time              avoid short-term trading,
  and related cost                                                     except to take advantage of
                                 - A Fund could protect against        attractive or unexpected
- Increased short-term             losses if a stock is                opportunities or to meet
  capital gains distributions      overvalued and its value later      demands generated by
  could raise shareholders'        falls                               shareholder activity
  income tax liability

CREDIT QUALITY - TAX AWARE
ENHANCED INCOME FUND AND
TAX AWARE SHORT-INTERMEDIATE
FUNDS

- The default of an issuer       - Investment-grade bonds have a     - The Funds maintain their
  would leave the Funds with       lower risk of default               own policies for balancing
  unpaid interest or                                                   credit quality against
  principal                                                            potential yields and gains
                                                                       in light of its investment
                                                                       goals

                                                                     - The adviser develops its
                                                                       own ratings of unrated
                                                                       securities and makes a
                                                                       credit quality
                                                                       determination for unrated
                                                                       securities

FOREIGN INVESTMENTS - TAX
AWARE DISCIPLINED EQUITY AND
TAX AWARE U.S. EQUITY FUNDS

- A Fund could lose money        - Foreign investments, which        - Each Fund anticipates that
  because of foreign               represent a major portion of        its total foreign
  government actions,              the world's securities, offer       investments will not exceed
  political instability or         attractive potential                20% of assets
  lack of adequate and             performance and opportunities
  accurate information             for diversification

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
TAX AWARE ENHANCED INCOME
AND TAX AWARE
SHORT-INTERMEDIATE FUNDS

FOREIGN INVESTMENTS
(CONTINUED)

- A Fund could lose money        - Foreign bonds, which represent    - Foreign bonds may be a
  because of foreign               a major portion of the world's      significant investment (25%
  government actions,              fixed income securities, offer      of assets) for the Fund
  political instability or         attractive potential
  lack of adequate and             performance and opportunities
  accurate information             for diversification

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES


                                                               PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                            --------------------------------------   ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/04
Year Ended 10/31/03               $ 11.02         0.15^          2.55         2.70         0.12              --            0.12
Year Ended 10/31/02               $ 12.43         0.14          (1.51)       (1.37)        0.04              --            0.04
5/1/01* Through 10/31/01          $ 15.00         0.07^         (2.64)       (2.57)          --              --              --

TAX AWARE DISCIPLINED
EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03               $ 11.74         0.15           2.28         2.43         0.15              --            0.15
Year Ended 10/31/02               $ 14.36         0.14          (2.57)       (2.43)        0.19              --            0.19
Year Ended 10/31/01               $ 18.87         0.14          (4.57)       (4.43)        0.08              --            0.08
Year Ended 10/31/00               $ 18.19         0.15           0.68         0.83         0.15              --            0.15
Year Ended 10/31/99               $ 14.71         0.15           3.48         3.63         0.15              --            0.15

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03               $ 10.07         0.19          (0.02)        0.17         0.19              --            0.19
Year Ended 10/31/02               $ 10.10         0.22          (0.01)        0.21         0.23            0.01            0.24
Year Ended 10/31/01^^             $  9.95         0.39           0.15         0.54         0.39              --            0.39
Year Ended 10/31/00^^             $  9.95         0.45             --         0.45         0.45              --            0.45
4/16/99* Through 10/31/99^^       $ 10.00         0.20          (0.05)        0.15         0.20              --            0.20


  *  Commencement of offering of class of shares.
  ^  Calculated based on average shares outstanding.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------   ----------------------------------------------------------
                                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                                                 --------------------------------------------
                                                                   NET ASSETS,                     NET               EXPENSES
                                       NET ASSET                        END OF              INVESTMENT       WITHOUT WAIVERS,
                                      VALUE, END           TOTAL        PERIOD        NET       INCOME         REIMBURSEMENTS
                                       OF PERIOD      RETURN (B)    (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/04
Year Ended 10/31/03                      $ 13.60           24.74%      $   135       1.00%        1.31%                  1.41%
Year Ended 10/31/02                      $ 11.02          (11.08%)     $   149       1.00%        1.08%                  1.32%
5/1/01* Through 10/31/01                 $ 12.43          (17.13%)     $   176       1.00%        1.09%                  1.33%

TAX AWARE DISCIPLINED
EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03                      $ 14.02           20.91%      $   181       0.55%        1.21%                  0.71%
Year Ended 10/31/02                      $ 11.74          (17.13%)     $   194       0.55%        0.93%                  0.70%
Year Ended 10/31/01                      $ 14.36          (23.55%)     $   313       0.55%        0.77%                  0.60%
Year Ended 10/31/00                      $ 18.87            4.54%      $   478       0.55%        0.78%                  0.59%
Year Ended 10/31/99                      $ 18.19           24.72%      $   341       0.55%        0.94%                  0.65%

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03                      $ 10.05           1.73%       $ 2,068       0.25%        1.88%                  0.53%
Year Ended 10/31/02                      $ 10.07           2.01%       $ 1,671       0.25%        2.20%                  0.54%
Year Ended 10/31/01^^                    $ 10.10           5.63%       $   951       0.25%        3.80%                  0.50%
Year Ended 10/31/00^^                    $  9.95           4.55%       $   299       0.25%        4.43%                  0.50%
4/16/99* Through 10/31/99^^              $  9.95           1.57%       $   355       0.25%        4.01%                  0.57%

                                         RATIOS/SUPPLEMENTAL DATA:
                                ------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS: #
                                -----------------------------
                                          NET INVESTMENT
                                           INCOME (LOSS)
                                        WITHOUT WAIVERS,         PORTFOLIO
                                          REIMBURSEMENTS          TURNOVER
                                    AND EARNINGS CREDITS          RATE (B)
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/04
Year Ended 10/31/03                                 0.90%               79%
Year Ended 10/31/02                                 0.76%               97%
5/1/01* Through 10/31/01                            0.76%               43%

TAX AWARE DISCIPLINED
EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03                                 1.05%               46%
Year Ended 10/31/02                                 0.78%               60%
Year Ended 10/31/01                                 0.72%               44%
Year Ended 10/31/00                                 0.74%               51%
Year Ended 10/31/99                                 0.84%               40%

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03                                 1.60%              241%
Year Ended 10/31/02                                 1.90%              186%
Year Ended 10/31/01^^                               3.55%              142%
Year Ended 10/31/00^^                               4.18%              172%
4/16/99* Through 10/31/99^^                         3.69%               69%

                                                               PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                            --------------------------------------   ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03        $ 10.00         0.20^          0.04         0.24         0.19              --            0.19

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03               $  9.17         0.11^          1.42         1.53         0.13              --            0.13
Year Ended 10/31/02               $ 11.15         0.12          (1.94)       (1.82)        0.16              --            0.16
Year Ended 10/31/01               $ 14.73         0.08^         (3.55)       (3.47)        0.11              --            0.11
9/15/00* Through 10/31/00         $ 15.00         0.01^         (0.28)       (0.27)          --              --              --


  *  Commencement of offering of class of shares.
  ^  Calculated based on average shares outstanding.
  @  Amount rounds to less than one million.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------   ----------------------------------------------------------
                                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                                                 --------------------------------------------
                                                                   NET ASSETS,                     NET               EXPENSES
                                       NET ASSET                        END OF              INVESTMENT       WITHOUT WAIVERS,
                                      VALUE, END           TOTAL        PERIOD        NET       INCOME         REIMBURSEMENTS
                                       OF PERIOD      RETURN (B)    (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03               $ 10.05            2.41%       $  336       0.35%        2.34%                  0.57%

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03                      $ 10.57           16.89%       $  105       0.70%        1.09%                  0.79%
Year Ended 10/31/02                      $  9.17          (16.50%)      $   41       0.70%        0.92%                  0.84%
Year Ended 10/31/01                      $ 11.15          (23.67%)      $   12       0.70%        0.69%                  0.93%
9/15/00* Through 10/31/00                $ 14.73           (1.80%)      $   --@      0.70%        0.51%                  0.85%

                                         RATIOS/SUPPLEMENTAL DATA:
                                ------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS:
                                -----------------------------
                                          NET INVESTMENT
                                           INCOME (LOSS)
                                        WITHOUT WAIVERS,         PORTFOLIO
                                          REIMBURSEMENTS          TURNOVER
                                    AND EARNINGS CREDITS          RATE (B)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03                          2.12%              274%

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03                                 1.00%               13%
Year Ended 10/31/02                                 0.78%               27%
Year Ended 10/31/01                                 0.46%               22%
9/15/00* Through 10/31/00                           0.36%               15%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File Nos.:



Tax Aware International
   Opportunities Fund                                      811-
Tax Aware Disciplined Equity Fund                          811-
Tax Aware Enchanced Income Fund                            811-
Tax Aware Short-Intermediate Income Fund                   811-
Tax Aware U.S. Equity Fund                                 811-



(C)JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-TAI-205

JPMORGAN FUNDS


PROSPECTUS FEBRUARY 19 2005


[GRAPHIC]

JPMORGAN TAX AWARE FUNDS
SELECT CLASS SHARES

TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware Enhanced Income Fund                                             1
Tax Aware Large Cap Growth Fund                                            7
Tax Aware Large Cap Value Fund                                            13
Tax Aware Short-Intermediate Income Fund                                  19
Tax Aware U.S. Equity Fund                                                25
Tax Aware Investing                                                       31
The Funds' Management and Administration                                  32
How to Do Business with the Funds                                         35
    Purchasing Fund Shares                                                35
    Sales Charges                                                         XX
    Shareholder Servicing Fees                                            38
    Exchanging Fund Shares                                                38
    Redeeming Fund Shares                                                 39
Shareholder Information                                                   41
    Distributions and Taxes                                               41
    Availability of Proxy Voting Record                                   42
    Portfolio Holdings Disclosure                                         42
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                        43
Income Investments                                                        44
Risk and Reward Elements                                                  46
Financial Highlights                                                      52
How To Reach Us                                                   BACK COVER

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX CURRENT INCOME CONSISTENT WITH PRINCIPAL PRESERVATION.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

                                                     PROSPECTUS FEBRUARY 19 2005


BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment goal.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that stock funds

- want to emphasize after tax return

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- are investing through a tax-deferred account such as an IRA

- are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000    4.91%
2001    4.41%
2002    1.91%
2003    1.17%
2004        %

BEST QUARTER 4th quarter, 2000          1.67%

WORST QUARTER 4th quarter, 2003         0.00%

* The performance in the table for the period before Select Class Shares were launched on 5/6/99, are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                  PAST 1 YEAR     LIFE OF THE FUND
--------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                   0.25
DISTRIBUTION (RULE 12b-1) FEES                                                    NONE
SHAREHOLDER SERVICE FEES                                                          0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                   0.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                      1 YEAR        3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)              51

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE LONG TERM CAPITAL GROWTH WHILE MINIMIZING TAXABLE CAPITAL GAIN DISTRIBUTIONS FROM A PORTFOLIO OF LARGE CAP EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify high quality large companies with above-average earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income and that are not qualified dividend income.

Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rate.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks using the research and valuation rankings as a basis. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add an investment that seeks capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues long-term capital growth from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, broad-based securities market indexes, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995        33.18%
1996        14.45%
1997        32.87%
1998        40.85%
1999        37.33%
2000       -24.72%
2001       -17.55%
2002       -27.04%
2003        21.26%
2004             %

BEST QUARTER 4th quarter, 1998          25.96%

WORST QUARTER 2nd quarter, 1994        -18.91%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                  PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

RUSSELL 1000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)


MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.85



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                       1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TAX AWARE LARGE CAP VALUE FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE INCOME AND CAPITAL APPRECIATION WHILE MINIMIZING TAXABLE CAPITAL GAIN DISTRIBUTIONS FROM A PORTFOLIO OF LARGE CAP EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income. Shareholders will also pay taxes when they sell shares of the Fund at a gain and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and disciplined portfolio construction methods.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as price to book, price to earnings and price to cash flow

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

-  want to add an investment that seeks income and capital appreciation

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues capital appreciation from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large Cap Value Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995      32.61%
1996      22.48%
1997      31.27%
1998      11.88%
1999       2.55%
2000      -2.29%
2001     -12.29%
2002     -16.99%
2003      26.22%
2004           %

BEST QUARTER 4th quarter, 1998          16.85%
WORST QUARTER 3rd quarter, 2002        -16.59%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

LIPPER LARGE CAP VALUE INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)


MANAGEMENT FEES                                                          0.40
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                          0.85



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR       3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO MAXIMIZE AFTER-TAX INCOME FROM A PORTFOLIO OF TAX-EXEMPT AND TAXABLE SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments that the adviser believes have the potential to provide high after tax current income.


Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase, are rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of the Fund's total Assets may be invested in securities rated B or BB.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURN(1)

2003         2.14%
2004             %

BEST QUARTER 2nd quarter, 2003      1.36%
WORST QUARTER 4th quarter, 2003    -0.07%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                      PAST 1 YEAR     LIFE OF FUND
----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 12/20/02.

^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.55



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of its average daily net assets through 02/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 02/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 56

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goals.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securites, according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1997       30.32%
1998       31.18%
1999       18.31%
2000       -5.15%
2001      -10.67%
2002      -23.65%
2003       24.76%
2004            %

BEST QUARTER 4th quarter, 1998      21.64%
WORST QUARTER 3rd quarter, 2002    -16.64%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)


                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES).

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES).


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 12/18/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.45
DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE
SHAREHOLDER SERVICE FEES                                                                                 0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                                                          0.84



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.84% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR         3 YEARS      5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  86

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). In addition, the Tax Aware Large Cap Value Fund, however, seeks to generate dividend income, which will be taxed as ordinary income. Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund:

-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if A Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund are series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The Tax Aware Short-Intermediate Income Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                              %
TAX AWARE ENHANCED
INCOME FUND

TAX AWARE LARGE CAP
GROWTH FUND

TAX AWARE LARGE CAP
VALUE FUND

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

TAX AWARE
U.S. EQUITY FUND


THE PORTFOLIO MANAGERS

TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE LARGE CAP GROWTH FUND

The portfolio management team is led by Marc Baylin, Managing Director of JPMIM, and Giri Devulapally, Vice President of JPMIM. Prior to joining JPMIM in 2002, Mr. Baylin worked for T. Rowe Price as both analyst and portfolio manager. Prior to joining JPMIM in 2003, Mr. Devulapally worked for T. Rowe Price as specialized analyst in technology and telecommunications.

TAX AWARE LARGE CAP VALUE FUND

The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed with the adviser or one of its affiliates since 1995. Mr. Green has been employed with the adviser or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

TAX AWARE SHORT-INTERMEDIATE INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by David Silberman, Managing Director of JPMIM, and Terry Banet, Managing Director of JPMIM. Mr. Silberman has been an employee since 1989 and manages core U.S. Large Cap equity strategies. Ms. Banet has been an employee since 1985 and is a senior portfolio manager for private client equity and balanced accounts.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Select Class Shares of the applicable Fund held by investors serviced by the shareholder servicing agent. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Funds through the Distributor.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.


Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.


Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.


NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.


Send the completed Account Application and a check to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?" Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds Services; or

-  The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.


CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:


- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds Services" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832

FBO Your JPMorgan Fund

  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration

  (EX: XYZ CORPORATION)


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


SHAREHOLDER SERVICING FEES

JPMDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to Financial Intermediaries for providing shareholder and administrative services to their customers. JPMDS or its affiliates may make additional payments at its or their own expense to such Financial Intermediaries. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. See "The Funds' Management and Administration -- Additional Compensation to Financial Intermediaries."


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.


-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.


ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.


We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the

Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

YOU MAY WRITE TO:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of the prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or


4. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund typically pay dividends quarterly. Effective January 1, 2005, Tax Aware Enhanced Income Fund, Tax Aware Large Cap Value Fund and Tax Aware Short-Intermediate Fund generally declared dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income pay by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN TAX AWARE FUNDS

                       /X/ Permitted
                       / / Not Permitted

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                     TAX AWARE        TAX AWARE
                                                                                                     ENHANCED     SHORT-INTERMEDIATE
                                                       PRINCIPAL TYPES OF RISK                      INCOME FUND       INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of       credit, interest rate, market, prepayment       /X/                /X/
payments from specific assets, such as auto or
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit,   credit, currency, liquidity, political          /X/(1)             /X/(1)
time deposits and bankers' acceptances of domestic
and foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued      credit, currency, interest rate, liquidity,     /X/(1)             /X/(1)
by domestic and foreign banks or corporations.         market, political
These securities are usually discounted and are
rated by S&P, Moody's or another nationally
recognized statistical ratings organization.

CONVERTIBLE SECURITIES Domestic and foreign debt       credit, currency, interest rate, liquidity,     /X/(1)             /X/(1)
securities that can be converted into equity           market, political, valuation
securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and        credit, currency, interest rate, liquidity,     /X/(1)             /X/(1)
foreign industrial, utility, banking and other         market, political, valuation
financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument     credit, environmental, extension, interest      /X/                /X/
which gives the lender a lien on property as           rate, liquidity, market, natural event,
security for the loan payment.                         political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign
securities (such as Federal Home Loan Banks,
Freddie Macs, Fannie Maes) which represent
interests in pools of mortgages, whereby the
principal and interest paid every month is passed      credit, currency, extension, interest rate,     /X/(1)             /X/(1)
through to the holder of the securities.               leverage, market, political, prepayment

MORTGAGE DOLLAR-ROLLS The sale of domestic and         credit, currency, extension, interest rate,     /X/(1),(2)         /X/(1),(2)
foreign mortgage-backed securities with the            leverage, liquidity, market, political,
promise to purchase similar securities at a later      repayment
date. Segregated liquid assets are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent a     credit, currency, extension, interest rate,     /X/                /X/
share of bank debt or similar securities or            liquidity, political, prepayment
obligations.

PRIVATE PLACEMENTS Bonds or other investments that     credit, interest rate, liquidity, market,       /X/                /X/
are sold directly to an institutional investor.        valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS        credit, interest rate, liquidity, market,       /X/                /X/
Securities of issuers that invest in real estate       natural event, prepayment, valuation
or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund       credit                                          /X/                /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby        credit, leverage                                /X/(2)             /X/(2)
the Fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF                credit, currency, interest rate, market,        /X/(1)             /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or                 political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees     credit, currency, interest rate, leverage,      /X/(1)             /X/(1)
to exchange periodic payments with a counterparty.     market, political, valuation
Segregated liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,            credit, interest rate, market, natural event,   /X/                /X/
generally issued as general obligation and revenue     political
bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments            interest rate                                   /X/                /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT          credit, currency, interest rate, liquidity,     /X/(1)             /X/(1)
SECURITIES Domestic and foreign securities             market, political, valuation
offering non-cash or delayed-cash payment. Their
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN TAX AWARE FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                           AND REWARD
MANAGEMENT CHOICES

-  A Fund could underperform its             -  A Fund could outperform its benchmark    -  The adviser focuses its active
   benchmark due to its securities and          due to these same choices                   management on securities selection,
   asset allocation choices                                                                 the area where it believes its
                                                                                            commitment to research can most
                                                                                            enhance returns

MARKET CONDITIONS
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS

-  A Fund's share price and performance      -  Stocks have generally outperformed       -  Under normal circumstances the Funds
   will fluctuate in response to stock          more stable investments (such as            plan to remain fully invested, in
   market movements                             bonds and cash equivalents) over the        accordance with their policies.
                                                long term                                   Equity investments may include U.S.
-  Adverse market conditions may from                                                       and foreign common stocks,
   time to time cause the Funds to take                                                     convertible securities, preferred
   temporary defensive positions that                                                       stocks, depositary receipts (such as
   are inconsistent with their principal                                                    ADRs and EDRs), trust or partnership
   investment strategies and may hinder                                                     interests, warrant rights and
   the Funds from achieving its                                                             investment company securities. The
   investment objective                                                                     Funds may invest uninvested cash in
                                                                                            affiliated money market funds

                                                                                         -  The Funds seek to limit risk through
                                                                                            active management and diversification

                                                                                         -  During severe market downturns, the
                                                                                            Funds have the option of investing up
                                                                                            to 100% of their assets in
                                                                                            investment-grade short-term
                                                                                            securities

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                           AND REWARD
TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS

-  A Fund's share price, yield, and          -  Bonds have generally outperformed        -  Under normal circumstances the Funds
   total return will fluctuate in               money market investments over the           plan to remain fully invested in
   response to bond market movements            long term with less risk than stocks        bonds and other fixed income
                                                                                            securities. The Funds may invest
-  The value of most bonds will fall         -  Most bonds will rise in value when          uninvested cash in affiliated money
   when interest rates rise; the longer         interest rates fall                         market funds
   a bond's maturity and the lower its
   credit quality, the more its value        -  Mortgage-backed and asset-backed         -  The Funds seek to limit risk and
   typically falls                              securities can offer attractive             enhance after tax yields through
                                                returns                                     careful management, sector
-  Adverse market conditions may from                                                       allocation, individual securities
   time to time cause the Funds to take                                                     selection and duration management
   temporary defensive positions that
   are inconsistent with its principal                                                   -  During severe market downturns, the
   investment strategies and may hinder                                                     Funds have the option of investing up
   the Funds from achieving their                                                           to 100% of their assets in high
   investment objective                                                                     quality short-term instruments

-  Mortgage-backed and asset-backed                                                      -  The adviser monitors interest rate
   securities (securities representing                                                      trends, as well as geographic and
   an interest in, or secured by, a pool                                                    demographic information related to
   of mortgages or other assets such as                                                     mortgage-backed securities and
   receivables) could generate capital                                                      mortgage prepayments
   losses or periods of low yields if
   they are paid off substantially
   earlier or later than anticipated

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                           AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate movements          -  Favorable exchange rate movements        -  The Funds actively manage the
   could reduce gains or create losses          could generate gains or reduce losses       currency exposure of its foreign
                                                                                            investments and may hedge a portion
-  Currency risks tend to be higher in                                                      of their foreign currency exposure
   emerging markets                                                                         into the U.S. dollar or other
                                                                                            currencies which the advisers deem
                                                                                            more attractive (see also
                                                                                            "Derivatives")

SECURITIES LENDING

-  When a Fund lends a security, there       -  A Fund may enhance income through the    -  The adviser maintains a list of
   is a risk that the loaned securities         investment of the collateral received       approved borrowers
   may not be returned if the borrower          from the borrower
   or the lending agent defaults                                                         -  A Fund receives collateral equal to
                                                                                            at least 100% of the current value of
-  The collateral will be subject to the                                                    securities loaned plus accrued
   risks of the securities in which it                                                      interest
   is invested
                                                                                         -  The lending agents indemnify a Fund
                                                                                            against borrower default

                                                                                         -  The adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                         -  Upon recall, the borrower must return
                                                                                            the securities loaned within the
                                                                                            normal settlement period

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                           AND REWARD
CREDIT QUALITY - TAX AWARE
SHORT-INTERMEDIATE INCOME AND
TAX AWARE ENHANCED INCOME FUNDS

-  The default of an issuer would leave      -  Investment-grade bonds have a lower      -  The Funds maintain their own policies
   the Funds with unpaid interest or            risk of default                             for balancing credit quality against
   principal                                                                                potential yields and gains in light
                                                                                            of its investment goals

                                                                                         -  The adviser develops its own ratings
                                                                                            of unrated securities and make a
                                                                                            credit quality determination for
                                                                                            unrated securities

FOREIGN INVESTMENTS -
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS

-  Currency exchange rate movements          -  Favorable exchange rate movements        -  Each Fund anticipates that its total
   could reduce gains or create losses          could generate gains or reduce losses       foreign investments will not exceed
                                                                                            20% of total assets
-  The Funds could lose money because of     -  Foreign investments, which represent
   foreign government actions, political        a major portion of the world's           -  Each Fund actively manages the
   instability, or lack of adequate and         securities, offer attractive                currency exposure of its foreign
   accurate information                         potential performance and                   investments relative to its benchmark
                                                opportunities for diversification           and may hedge back into the U.S.
                                                                                            dollar from time to time (see also
                                                                                            "Derivatives")

TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS

-  The Funds could lose money because of     -  Foreign bonds, which represent a         -  Foreign bonds may be a significant
   foreign government actions, political        major portion of the world's fixed          investment (up to 25% of total
   instability, or lack of adequate and         income securities, offer attractive         assets) for the Funds
   accurate information                         potential performance and
                                                opportunities for diversification        -  To the extent that the Funds invest
-  Currency exchange rate movements                                                         in foreign bonds, they will hedge
   could reduce gains or create losses       -  Favorable exchange rate movements           their currency exposure into the U.S.
                                                could generate gains or reduce losses       dollar (see also "Derivatives")

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                           AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,     -  Hedges that correlate well with          -  The Funds use derivatives, such as
   swaps and forward foreign currency           underlying positions can reduce or          futures, options, swaps, and forward
   contracts(1) that are used for hedging       eliminate losses at low cost                foreign currency contracts, for
   the portfolio or specific securities                                                     hedging and tax and risk management
   may not fully offset the underlying       -  A Fund could make money and protect         purposes (i.e., to establish or
   positions and this could result in           against losses if the investment            adjust exposure to particular
   losses to a Fund that would not have         analysis proves correct                     securities, markets or currencies)
   otherwise occurred
                                             -  Derivatives that involve leverage        -  The Funds only establish hedges that
-  Derivatives used for risk management         could generate substantial gains at         they expect will be highly correlated
   may not have the intended effects and        low cost                                    with underlying positions
   may result in losses or missed
   opportunities                                                                         -  While the Funds may use derivatives
                                                                                            that incidentally involve leverage,
-  The counterparty to a derivatives                                                        they do not use them for the specific
   contract could default                                                                   purpose of leveraging their
                                                                                            portfolios
-  Derivatives that involve leverage
   could magnify losses

-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                           AND REWARD
ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing      -  These holdings may offer more            -  No Fund may invest more than 15% of
   these holdings precisely                     attractive yields or potential growth       its net assets in illiquid holdings
                                                than comparable widely traded
-  A Fund could be unable to sell these         securities                               -  To maintain adequate liquidity, each
   holdings at the time or price it                                                         Fund may hold investment-grade
   desires                                                                                  short-term instruments and may borrow
                                                                                            (including repurchase agreements)
                                                                                            from banks up to 33 1/3% of the value
                                                                                            of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before        -  A Fund can take advantage of             -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it            attractive transaction opportunities        offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a           -  A Fund could realize gains in a short    -  The Funds will generally avoid
   Fund's brokerage and related costs           period of time                              short-term trading except to take
                                                                                            advantage of attractive or unexpected
-  Increased short-term capital gains        -  A Fund could protect against losses         opportunities or to meet demands
   distributions could raise                    if a stock is overvalued and its            generated by shareholder activity
   shareholders' income tax liability           value later falls

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                  ------------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                       LESS DISTRIBUTIONS:
                                  -----------------------------------------------------     --------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET           NET    SECURITIES                     DIVIDENDS
                                      VALUE,    INVESTMENT         (BOTH     TOTAL FROM       FROM NET DISTRIBUTIONS
                                   BEGINNING        INCOME  REALIZED AND     INVESTMENT     INVESTMENT  FROM CAPITAL         TOTAL
                                   OF PERIOD        (LOSS)   UNREALIZED)     OPERATIONS         INCOME         GAINS DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03               $    10.08          0.17         (0.02)          0.15           0.17            --          0.17
Year Ended 10/31/02               $    10.11          0.20         (0.02)          0.18           0.20          0.01          0.21
Year Ended 10/31/01^^             $     9.95          0.36          0.16           0.52           0.36            --          0.36
Year Ended 10/31/00^^             $     9.95          0.40            --           0.40           0.40            --          0.40
5/6/99* Through 10/31/99^^        $    10.00          0.20         (0.05)          0.15           0.20            --          0.20

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/04
Year Ended 10/31/03               $    13.03          0.05          1.75           1.80           0.04            --          0.04
1/1/02 Through 10/31/02**         $    17.39          0.04         (4.36)         (4.32)          0.04            --          0.04
11/1/01 Through 12/31/01***       $    16.32          0.02          1.07           1.09           0.02            --          0.02
Year Ended 10/31/01               $    42.93          0.04        (11.41)        (11.37)          0.04         15.20         15.24
Year Ended 10/31/00               $    47.54          0.04         (0.07)         (0.03)          0.03          4.55          4.58
Year Ended 10/31/99               $    37.36          0.30         13.66          13.96           0.30          3.48          3.78

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/04
Year Ended 10/31/03               $    16.01          0.26          2.64           2.90           0.26            --          0.26
1/1/02 Through 10/31/02**         $    19.74          0.22         (3.74)         (3.52)          0.21            --          0.21
11/1/01 Through 12/31/01***       $    18.44          0.03          1.30           1.33           0.03            --          0.03
Year Ended 10/31/01               $    25.57          0.20         (5.41)         (5.21)          0.19          1.73          1.92
Year Ended 10/31/00               $    27.53          0.21          1.40           1.61           0.17          3.40          3.57
Year Ended 10/31/99               $    28.89          0.65          1.69           2.34           0.67          3.03          3.70


 @   Formerly JPMorgan Select Equity Fund
@@   Formerly JPMorgan Select Equity Income Fund
 + On November 20, 1998, the Fund underwent a split of shares. Prior period has been restated to reflect the split.
 *   Commencement of offering of class of shares.

                                  PER SHARE OPERATING PERFORMANCE:
                                  --------------------------------
                                   NET ASSET
                                  VALUE, END                 TOTAL
                                   OF PERIOD            RETURN (b)
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03               $    10.06                  1.48%
Year Ended 10/31/02               $    10.08                  1.75%
Year Ended 10/31/01^^             $    10.11                  5.47%
Year Ended 10/31/00^^             $     9.95                  4.29%
5/6/99* Through 10/31/99^^        $     9.95                  1.29%

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/04
Year Ended 10/31/03               $    14.79                 13.84%
1/1/02 Through 10/31/02**         $    13.03                (24.84%)
11/1/01 Through 12/31/01***       $    17.39                  6.70%
Year Ended 10/31/01               $    16.32                (33.30%)
Year Ended 10/31/00               $    42.93                 (0.91%)
Year Ended 10/31/99               $    47.54                 39.78%

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/04
Year Ended 10/31/03               $    18.65                 18.34%
1/1/02 Through 10/31/02**         $    16.01                (17.94%)
11/1/01 Through 12/31/01***       $    19.74                  7.20%
Year Ended 10/31/01               $    18.44                (21.43%)
Year Ended 10/31/00               $    25.57                  6.35%
Year Ended 10/31/99               $    27.53                  8.18%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                  -----------------------------------------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                ---------------------------------------------------------------------
                                                                                                       NET INVESTMENT
                                  NET ASSETS,                         NET              EXPENSES         INCOME (LOSS)
                                       END OF                  INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                       PERIOD          NET         INCOME        REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                                   (MILLIONS)     EXPENSES         (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS    RATE (b)
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04
Year Ended 10/31/03               $       444         0.50%          1.61%                 0.69%                 1.42%        241%
Year Ended 10/31/02               $       278         0.50%          1.94%                 0.70%                 1.74%        186%
Year Ended 10/31/01^^             $       186         0.50%          3.51%                 0.67%                 3.34%        142%
Year Ended 10/31/00^^             $        37         0.50%          4.23%                 0.67%                 4.06%        172%
5/6/99* Through 10/31/99^^        $        28         0.50%          3.75%                 0.72%                 3.53%         69%

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/04
Year Ended 10/31/03               $       268         0.85%          0.35%                 0.87%                 0.33%         35%
1/1/02 Through 10/31/02**         $       257         0.68%          0.34%                 0.85%                 0.17%         46%
11/1/01 Through 12/31/01***       $       433         0.55%          0.56%                 0.85%                 0.26%          3%
Year Ended 10/31/01               $       423         0.49%          0.21%                 0.85%                (0.15%)        84%
Year Ended 10/31/00               $       839         0.47%          0.08%                 0.80%                (0.25%)        74%
Year Ended 10/31/99               $       901         0.03%          0.69%                 0.59%                 0.13%         26%

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/04
Year Ended 10/31/03               $       349         0.85%          1.55%                 0.85%                 1.55%         33%
1/1/02 Through 10/31/02**         $       327         0.79%          1.43%                 0.85%                 1.37%         80%
11/1/01 Through 12/31/01***       $       415         0.69%          0.91%                 0.85%                 0.75%          0%
Year Ended 10/31/01               $       406         0.69%          0.93%                 0.87%                 0.75%          8%
Year Ended 10/31/00               $       625         0.68%          0.83%                 0.80%                 0.71%         43%
Year Ended 10/31/99               $       787         0.03%          2.25%                 0.58%                 1.70%        146%


 **  The fund changed its fiscal year end from December 31 to October 31.
***  The fund changed its fiscal year end from October 31 to December 31.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                                                                     PER SHARE OPERATING PERFORMANCE:
                                 ---------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                               --------------------------------------    -------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                  NET ASSET           NET    SECURITIES                   DIVIDENDS
                                     VALUE,    INVESTMENT         (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING        INCOME  REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD        (LOSS)   UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

Year Ended 10/31/04
12/20/02* Through 10/31/03       $    10.00          0.19^         0.04          0.23          0.18              --            0.18

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03              $    12.88          0.12^         2.01          2.13          0.11              --            0.11
Year Ended 10/31/02              $    15.59          0.10         (2.69)        (2.59)         0.12              --            0.12
Year Ended 10/31/01              $    20.51          0.10^        (4.96)        (4.86)         0.06              --            0.06
Year Ended 10/31/00              $    18.73          0.09          1.77          1.86          0.08              --            0.08
Year Ended 10/31/99              $    15.19          0.10          3.55          3.65          0.11              --            0.11

  *  Commencement of offering of class of shares.
  ^  Calculated based on average shares outstanding.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                  NET ASSET
                                 VALUE, END                TOTAL
                                  OF PERIOD           RETURN (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

Year Ended 10/31/04
12/20/02* Through 10/31/03      $     10.05                 2.28%

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03             $     14.90                16.64%
Year Ended 10/31/02             $     12.88               (16.70%)
Year Ended 10/31/01             $     15.59               (23.76%)
Year Ended 10/31/00             $     20.51                 9.96%
Year Ended 10/31/99             $     18.73                24.05%

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                 ---------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS:#
                                                --------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                 NET ASSETS,                        NET              EXPENSES          INCOME (LOSS)
                                      END OF                 INVESTMENT      WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                      PERIOD         NET         INCOME        REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                  (MILLIONS)    EXPENSES         (LOSS)  AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

Year Ended 10/31/04
12/20/02* Through 10/31/03       $       201        0.50%          2.22%                 0.72%                  2.00%        274%

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04
Year Ended 10/31/03              $       630        0.84%          0.92%                 0.93%                  0.83%         13%
Year Ended 10/31/02              $       187        0.84%          0.73%                 0.97%                  0.60%         27%
Year Ended 10/31/01              $       212        0.84%          0.56%                 0.87%                  0.53%         22%
Year Ended 10/31/00              $       249        0.85%          0.46%                 0.85%                  0.46%         15%
Year Ended 10/31/99              $       163        0.85%          0.58%                 0.90%                  0.53%         29%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.


Investment Company Act File Nos.:


Tax Aware Enhanced Income Fund                                         811-07795
Tax Aware Large Cap Growth Fund                                        811-07843
Tax Aware Large Cap Value Fund                                         811-07843
Tax Aware Short-Intermediate Income Fund                               811-07342
Tax Aware U.S. Equity Fund                                             811-07795



(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-TAS-205

JPMORGAN FUNDS



PROSPECTUS FEBRUARY 19 2005


[GRAPHIC]

JPMORGAN SPECIALTY FUNDS

CLASS A AND CLASS B SHARES

GLOBAL 50 FUND (CLASS A)
GLOBAL HEALTHCARE FUND (CLASS A)

MARKET NEUTRAL FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Global 50 Fund                                                   1

Global Healthcare Fund                                           7

Market Neutral Fund                                             14

The Funds' Management and Administration                        20

How to Do Business with the Funds                               22

     Purchasing Fund Shares                                     22

     Sales Charges                                              26

     Rule 12b-1 Fees                                            31

     Shareholder Servicing Fees                                 32

     Exchanging Fund Shares                                     32

     Redeeming Fund Shares                                      33

Shareholder Information                                         37

     Distributions and Taxes                                    37

     Availability of Proxy Voting Record                        37

     Portfolio Holdings Disclosure                              38

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates              39

Risk and Reward Elements                                        40

Financial Highlights                                            46

How To Reach Us                                         BACK COVER

JPMORGAN GLOBAL 50 FUND


RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A CONCENTRATED PORTFOLIO OF GLOBAL EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately 50 equity securities of primarily large- and mid-cap companies located throughout the world. Using its global perspective, the Fund's adviser uses the investment process described below to identify those equity securities which in its view have an exceptional return potential.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund invests in equity securities of at least three countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

Athough under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify the research team's findings.

Using research as the basis for investment decisions, the adviser constructs a concentrated stock portfolio representing equity securities of companies which in its view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a global investment with growth potential to further diversify a portfolio

- are willing to accept the added risks of a fund that invests in a relatively small number of stocks

The Fund is NOT designed for investors who:

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  want a fund that consistently focuses on particular industries or sectors

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International
(MSCI) World Index, a broad-based securities market index, and the Lipper Global Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1999        45.36%
2000       -14.35%
2001       -20.32%
2002       -27.10%
2003        30.79%
2004

BEST QUARTER 4th quarter, 1999           24.48%
WORST QUARTER 3rd quarter, 2002         -21.12%


* The Fund's performance in the table for the period before Class A Shares were launched on 4/16/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004*,(1),(2)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
--------------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)
--------------------------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.


(1)  The Fund's fiscal year end is 10/31.


(2)  The Fund commenced operations on 5/29/98.

(3) Performance for the indexes is as of 5/31/98. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                CLASS A SHARES
----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                         5.25
----------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                         NONE**
----------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                                              2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                                CLASS A SHARES
----------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                           0.60
DISTRIBUTION (RULE 12b-1) FEES                                                            0.25
SHAREHOLDER SERVICE FEES                                                                  0.25
OTHER EXPENSES(1)
----------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
----------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                           1.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,


-  5% return each year, and


- net expenses for Class A of 1.75% through 2/28/06 and 2.75% thereafter through 2/18/15 pursuant to written agreements with the affiliates of JPMorgan Chase.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.



                                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)


*  Assumes sales charge is deducted when shares are purchased.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A WORLDWIDE PORTFOLIO OF EQUITY SECURITIES IN THE HEALTHCARE SECTOR.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete.

Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage- related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a global investment with growth potential to further diversify a portfolio

- are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The Fund is NOT designed for investors who:

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  are uncomfortable with the Fund's focus on the healthcare sector

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2001        -13.48%
2002        -12.57%(2)
2003         19.34%(2)
2004

BEST QUARTER 2nd quarter, 2003      12.80%
WORST QUARTER 1st quarter, 2001    -15.73%


* The Fund's performance in the table for the period before Class A Shares were launched on 4/16/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1)  The Fund's fiscal year end is 10/31.

(2) Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004*,(1),(2)



                                                                           PAST 1 YEAR    LIFE OF FUND(3)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
---------------------------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)
---------------------------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.


(1)  The Fund's fiscal year end is 10/31.

(2)  The Fund commenced operations on 9/29/00.

(3) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                           CLASS A SHARES
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                    5.25
---------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                    NONE**
---------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                                                         2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                                           CLASS A SHARES
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                      0.85
DISTRIBUTION (RULE 12b-1) FEES                                                                       0.25
SHAREHOLDER SERVICE FEES                                                                             0.25
OTHER EXPENSES(1)
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
---------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                      1.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses for Class A of 1.75% through 2/28/06 and 2.75% thereafter through 2/28/15 pursuant to written agreements with affiliates of JPMorgan Chase.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.



                                                  1 YEAR         3 YEARS         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)


*  Assumes sales charge is deducted when shares are purchased.

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES _-_.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION FROM A BROADLY DIVERSIFIED PORTFOLIO OF U.S. STOCKS WHILE NEUTRALIZING THE GENERAL RISKS ASSOCIATED WITH STOCK MARKET INVESTING.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  impact on the overall risk of the portfolio relative to the benchmark

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing long-term capital appreciation but want to minimize exposure to general stock market risk

- want returns that exceed those of 90-day U.S. Treasury Bills with controlled risk

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are seeking returns similar to those of typical stock funds

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury-Bill Index, a broad-based securities market index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1999         -0.05%
2000          8.38%
2001          7.43%
2002         -3.67%
2003          1.14%
2004

BEST QUARTER 2nd quarter, 2001       4.63%
WORST QUARTER 4th quarter, 1999     -3.64%


* The Fund's performance in the table for the period before Class A and Class B Shares were launched on 2/28/02 and the Fund's performance in the bar chart prior to 1/1/03 are based on the performance of Institutional Class Shares of the Fund. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004*,(1),(2)



                                                          PAST 1 YEAR      PAST 5 YEARS      LIFE OF FUND
---------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
---------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes
---------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY-BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)



After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.


(1)  The Fund's fiscal year end is 10/31.


(2)  The Fund commenced operations on 12/31/98.

(3)  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                        CLASS A SHARES     CLASS B SHARES
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                 5.25               NONE
---------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                 NONE**             5.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                        CLASS A SHARES     CLASS B SHARES
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                   1.25               1.25
DISTRIBUTION (RULE 12b-1) FEES                                                    0.25               0.75
SHAREHOLDER SERVICE FEES                                                          0.25               0.25
OTHER EXPENSES(1)
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
---------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                   1.50               2.00



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.50% and 2.00%, respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses for Classes A and B of 1.50% and 2.00%, respectively, through 2/28/06 and 2.50% and 3.00%, respectively, thereafter through 2/28/15 pursuant to written agreements with affiliates of JPMorgan Chase.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:



                                                  1 YEAR         3 YEARS         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)
---------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                                                                     ***



IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:



                                                  1 YEAR         3 YEARS         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)
---------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                                                                       ***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Funds are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by the trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                %
-----------------------------------------------------
GLOBAL 50 FUND
-----------------------------------------------------
GLOBAL HEALTHCARE FUND
-----------------------------------------------------
MARKET NEUTRAL FUND


THE PORTFOLIO MANAGERS

GLOBAL 50 FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984.

GLOBAL HEALTHCARE FUND
The portfolio is managed by Georgina Perceval Maxwell, a portfolio manager in the Global Equity Group in London. Ms. Maxwell joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian markets.

MARKET NEUTRAL FUND

The portfolio management team is comprised of Helge Skibeli, CFA, Managing Director of JPMIM and Terance Chen, CFA, Vice President of JPMIM. Mr. Skibeli is the head of the U.S. Equity Research Group. An employee since 1990, he was most recently head of JPMIM (Singapore) and head of Investment for Asia Pacific ex-Japan. Mr. Chen joined JPMIM in 1994 and is a portfolio manager in the U.S. Equity Group.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements.

   Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the applicable Fund held by investors serviced by the shareholder servicing agent. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Funds through the Distributor.

WHO CAN BUY SHARES?
Class A and Class B Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A and Class B Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years (measured from the first day of the month in which the shares were purchased). The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own CIRCUMSTANCES. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class B Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV plus applicable sales charge per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?" Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds Services; or


-  The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds Services" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A and Class B Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Funds, visit www.jpmorganfunds.com and click on the hyperlinks "JPMorgan Funds" and "Fees and Pricing" or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)



                                   SALES
                                  CHARGE            SALES
                                  AS A %           CHARGE       COMMISSION
                                  OF THE           AS A %        AS A % OF
AMOUNT OF                       OFFERING          OF YOUR         OFFERING
PURCHASES                          PRICE       INVESTMENT            PRICE
--------------------------------------------------------------------------
LESS
THAN $50,000                        5.25             5.54             4.75
--------------------------------------------------------------------------
$50,000-
$99,999                             4.50             4.71             4.05
--------------------------------------------------------------------------
$100,000-
$249,999                            3.50             3.63             3.05
--------------------------------------------------------------------------
$250,000-
$499,999                            2.50             2.56             2.05
--------------------------------------------------------------------------
$500,000-
$999,999                            2.00             2.04             1.60
--------------------------------------------------------------------------
$1,000,000
OR MORE*                            NONE             NONE                 **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A and Class B holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class B Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

 -   The JPMorgan Funds.

 -   JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

 -   Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

 - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

 -   Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

 - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

 - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

 -   Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

 - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

 - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

 - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B Shares of the JPMorgan Market Neutral Fund within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:


                                             CDSC AS A % OF
YEARS                                         DOLLAR AMOUNT
SINCE PURCHASE                            SUBJECT TO CHARGE
-----------------------------------------------------------
0-1                                                    5.00
-----------------------------------------------------------
1-2                                                    4.00
-----------------------------------------------------------
2-3                                                    3.00
-----------------------------------------------------------
3-4                                                    3.00
-----------------------------------------------------------
4-5                                                    2.00
-----------------------------------------------------------
5-6                                                    1.00
-----------------------------------------------------------
More than 6                                            NONE


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Market Neutral Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

HOW THE CLASS B CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B CDSC
No sales charge is imposed on redemptions of Class B Shares of the Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund

     Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8. Exchanged for Class B Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B Shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
JPMDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to Financial Intermediaries for providing shareholder and administrative services to their customers. JPMDS or its affiliates may make additional payments at its or their own expense to Financial Intermediaries. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. See "The Funds' Management and Administration -- Additional Compensation to Financial intermediaries."

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Class Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares is carried over to your new shares.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

WHAT WILL MY SHARES BE WORTH?
If you own Class A or Class B Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the JPMorgan Global 50 Fund or JPMorgan Global Healthcare Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Global 50 Fund or JPMorgan Global Healthcare Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   The SEC has permitted a suspension; or

4.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


The Global 50 Fund and Global Healthcare Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source.

Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
   CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN SPECIALTY FUNDS


RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISK                    POTENTIAL REWARDS                       AND REWARD
MARKET CONDITIONS

- Each Fund's share price and     - Stocks have generally outperformed    - Under normal circumstances each Fund
  performance will fluctuate        more stable investments (such as        plans to remain fully invested in
  in response to stock market       bonds and cash equivalents) over        accordance with its policies. Equity
  movements                         the long-term                           investments may include common
                                                                            stocks, convertible securities,
- The Global Healthcare Fund      - These same stocks could outperform      preferred stocks, depositary receipts
  is non-diversified which          the general market and provide          (such as ADRs and EDRs), trust or
  means that a relatively high      greater returns than more               partnership interests, warrants,
  percentage of the Fund's          diversified funds                       rights and investment company
  assets may be invested in a                                               securities. Each Fund may invest
  limited number of issuers;                                                uninvested cash in affiliated money
  therefore, its performance                                                market funds
  may be more vulnerable to
  changes in the market value                                             - Each Fund seeks to limit risk and
  of a single issuer or a                                                   enhance performance through active
  group of issuers                                                          management and/or diversification

- The Global 50 Fund and the                                              - During severe market downturns, each
  Global Healthcare Fund                                                    Fund has the option of investing up
  invest in a relatively small                                              to 100% of its assets in high quality
  number of stocks. If these                                                short-term instruments
  stocks underperform the
  general market, the Fund
  could underperform more
  diversified funds

- Adverse market conditions
  may from time to time cause
  each Fund to take temporary
  defensive positions that are
  inconsistent with its
  principal investment
  strategies and may hinder
  each Fund from achieving its
  investment objective

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISK                    POTENTIAL REWARDS                       AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate          - Favorable exchange rate movements     - Each Fund actively manages the
  movements could reduce gains      could generate gains or reduce          currency exposure of its foreign
  or create losses                  losses                                  investments relative to its benchmark
                                                                            and may hedge back into the U.S.
- A Fund could lose money         - Foreign investments, which              dollar from time to time (see also
  because of foreign                represent a major portion of the        "Derivatives"); these currency
  government actions,               world's securities, offer               management techniques may not be
  political instability or          attractive potential performance        available for certain emerging
  lack of adequate and              and opportunities for                   markets investments
  accurate information              diversification
                                                                          - The Market Neutral Fund anticipates
- Currency and investment         - Emerging markets can offer higher       that its total foreign investments
  risks tend to be higher in        returns                                 will not exceed 20% of its assets
  emerging markets; these
  markets also present higher
  liquidity and valuation
  risks

MANAGEMENT CHOICES

- A Fund could underperform       - A Fund could outperform its           - The adviser focuses its active
  its benchmark due to its          benchmark due to these same             management on those areas where it
  securities and asset              choices                                 believes its commitment to research
  allocation choices                                                        can most enhance returns and manage
                                                                            risks in a consistent way

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISK                    POTENTIAL REWARDS                       AND REWARD
SECURITIES LENDING

- When each Fund lends a          - Each Fund may enhance income          - The adviser maintains a list of
  security, there is a risk         through the investment of the           approved borrowers
  that the loaned securities        collateral received from the
  may not be returned if the        borrower                              - Each Fund receives collateral equal
  borrower or the lending                                                   to at least 100% of the current value
  agent defaults                                                            of the securities loaned plus accrued
                                                                            interest
- The collateral will be
  subject to the risks of the                                             - The lending agents indemnify the
  securities in which it is                                                 Funds against borrower default
  invested
                                                                          - The adviser's collateral investment
                                                                            guidelines limit the quality and
                                                                            duration of collateral investment to
                                                                            minimize losses

                                                                          - Upon recall, the borrower must return
                                                                            the securities loaned within the
                                                                            normal settlement
                                                                            period

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISK                    POTENTIAL REWARDS                       AND REWARD
DERIVATIVES

- Derivatives such as futures,    - Hedges that correlate well with       - Each Fund uses derivatives, such as
  options, swaps and forward        underlying positions can reduce or      futures, options, swaps and forward
  foreign currency contracts(1)     eliminate losses at low cost            foreign currency contracts, for
  that are used for hedging                                                 hedging and for risk management
  the portfolio or specific       - A Fund could make money and             (i.e., to establish or adjust
  securities may not fully          protect against losses if               exposure to particular securities,
  offset the underlying             management's analysis proves            markets or currencies); risk
  positions and this could          correct                                 management may include management of
  result in losses to a Fund                                                the Fund's exposure relative to its
  that would not have             - Derivatives that involve leverage       benchmark
  otherwise occurred                could generate substantial gains
                                    at low cost                           - Each Fund only establishes hedges
- Derivatives used for risk                                                 that it expects will be highly
  management may not have the                                               correlated with underlying positions
  intended effects and may
  result in losses or missed                                              - While each Fund may use derivatives
  opportunities                                                             that incidentally involve leverage,
                                                                            it does not use them for the specific
- The counterparty to a                                                     purpose of leveraging its portfolios
  derivatives contract could
  default

- Derivatives that involve
  leverage could magnify
  losses

- Certain types of derivatives
  involve costs to a Fund
  which can reduce returns

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by a Fund,
  accelerate recognition of
  income to a Fund, affect the
  holding period of a Fund's
  assets and defer recognition
  of certain of a Fund's
  losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISK                    POTENTIAL REWARDS                       AND REWARD
ILLIQUID HOLDINGS

- Each Fund could have            - These holdings may offer more         - No Fund may invest more than 15% of
  difficulty valuing these          attractive yields or potential          net assets in illiquid holdings
  holdings precisely                growth than comparable widely
                                    traded securities                     - To maintain adequate liquidity to
- Each Fund could be unable to                                              meet redemptions, each Fund may hold
  sell these holdings at the                                                high quality short-term instruments
  time or price desired                                                     (including repurchase agreements)
                                                                            and, for temporary or extraordinary
                                                                            purposes, may borrow from banks up to
                                                                            33 1/3% of the value of its total
                                                                            assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities     - A Fund can take advantage of          - The Funds segregate liquid assets to
  before issue or for delayed       attractive transaction                  offset leverage risks
  delivery, it could be             opportunities
  exposed to leverage risk if
  it does not segregate liquid
  assets

SHORT-TERM TRADING

- Increased trading could         - Each Fund could realize gains in a    - The Funds generally avoid short-term
  raise each Fund's                 short period of time                    trading, except to take advantage of
  transaction costs                                                         attractive or unexpected
                                  - Each Fund could protect against         opportunities or to meet demands
- Increased short-term capital      losses if a stock is overvalued         generated by shareholder activity
  gains distributions could         and its value later falls
  raise shareholders' income
  tax liability

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISK                    POTENTIAL REWARDS                       AND REWARD
SHORT SELLING - MARKET NEUTRAL
FUND

- Short sales may not have the    - The Fund could make money and         - The Fund will not engage in short
  intended effects and may          protect against losses if               selling if the total market value of
  result in losses                  management's analysis proves            all securities sold short would
                                    correct                                 exceed 100% of the Fund's net assets
- The Fund may not be able to
  close out a short position      - Short selling may allow the Fund      - The Fund sets aside liquid assets in
  at a particular time or at        to generate positive returns in         segregated or broker accounts to
  an acceptable price               declining markets                       cover short positions and offset a
                                                                            portion of the leverage risk
- The Fund may not be able to
  borrow certain securities to                                            - The Fund makes short sales through
  sell short, resulting in                                                  brokers that the adviser has
  missed opportunities                                                      determined to be highly creditworthy

- Segregated accounts with
  respect to short sales may
  limit the Fund's investment
  flexibility

- Short sales involve leverage
  risk, credit exposure to the
  brokers that execute the
  short sale and retain the
  proceeds, have no cap on
  maximum losses and gains are
  limited to the price of the
  stock at the time of the
  short sale

- If the SEC staff changes its
  current policy of permitting
  brokers executing the Fund's
  short sales to hold proceeds
  of such short sales, the
  cost of such transactions
  would increase significantly
  and the Fund may be required
  to cease operations or
  change its investment
  objective

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES


                                                               PER SHARE OPERATING PERFORMANCE:
                             ----------------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                         ----------------------------------------    --------------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                             NET ASSET          NET      SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET    DISTRIBUTIONS
                             BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT     FROM CAPITAL            TOTAL
                             OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME            GAINS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
MARKET NEUTRAL FUND

Year Ended 10/31/04
Year Ended 10/31/03          $   13.99        (0.09)^          0.23          0.14          0.03             0.09             0.12
2/28/02** Through 10/31/02   $   14.64        (0.02)^         (0.62)        (0.64)         0.01               --             0.01


 **  Commencement of offering of share class.
  ^  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                             PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------   --------------------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                              ------------------------------------
                                                                                     NET          NET
                                                                NET ASSETS,     EXPENSES     EXPENSES          NET
                                NET ASSET                            END OF   (INCLUDING   (EXCLUDING   INVESTMENT
                               VALUE, END         TOTAL              PERIOD     DIVIDEND     DIVIDEND       INCOME
                                OF PERIOD   RETURN(1)(b)        (THOUSANDS)    EXPENSES)    EXPENSES)       (LOSS)
MARKET NEUTRAL FUND

Year Ended 10/31/04
Year Ended 10/31/03            $    14.01          0.97%        $       220         3.34%        1.50%       (0.67%)
2/28/02** Through 10/31/02     $    13.99         (4.38%)       $        62         3.29%        1.50%       (0.21%)

                                            RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                             -------------------------------------------
                                         EXPENSES
                                 WITHOUT WAIVERS,         NET INVESTMENT
                                   REIMBURSEMENTS          INCOME (LOSS)
                             AND EARNINGS CREDITS       WITHOUT WAIVERS,    PORTFOLIO
                              (INCLUDING DIVIDEND         REIMBURSEMENTS     TURNOVER
                                        EXPENSES)   AND EARNINGS CREDITS      RATE(b)
MARKET NEUTRAL FUND

Year Ended 10/31/04
Year Ended 10/31/03                         11.93%                 (9.26%)        114%
2/28/02** Through 10/31/02                  28.80%!               (25.72%)!       138%

                                                                   PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                         -----------------------------------------    --------------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                            NET ASSET           NET       SECURITIES                   DIVIDENDS
                               VALUE,    INVESTMENT            (BOTH    TOTAL FROM      FROM NET    DISTRIBUTIONS
                            BEGINNING        INCOME     REALIZED AND    INVESTMENT    INVESTMENT     FROM CAPITAL            TOTAL
                            OF PERIOD        (LOSS)      UNREALIZED)    OPERATIONS        INCOME            GAINS    DISTRIBUTIONS
GLOBAL 50 FUND

Year Ended 10/31/04
Year Ended 10/31/03         $    9.37         (0.03)^           2.22          2.19          0.06               --             0.06
Year Ended 10/31/02         $   12.01         (0.03)^          (2.56)        (2.59)         0.05               --             0.05
4/16/01** Through 10/31/01  $   14.09         (0.01)^          (2.07)        (2.08)           --               --               --

GLOBAL HEALTHCARE FUND

Year Ended 10/31/03         $   12.27         (0.05)^           1.17          1.12          0.26               --             0.26
Year Ended 10/31/02         $   13.79         (0.10)^          (2.44)        (2.54)         0.06               --             0.06
4/16/01** Through 10/31/01  $   13.64         (0.05)^           0.20          0.15            --               --               --

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                                     CAPITAL
                                                       SHARE
                                                TRANSACTIONS
GLOBAL 50 FUND

Year Ended 10/31/04
Year Ended 10/31/03                                       --
Year Ended 10/31/02                                       --
4/16/01** Through 10/31/01                                --

GLOBAL HEALTHCARE FUND

Year Ended 10/31/03                                       --
Year Ended 10/31/02                                     1.08^^
4/16/01** Through 10/31/01                                --


 **  Commencement of offering of share class.
  ^  Calculated based upon average shares outstanding.
 ^^ Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions. Total return would be approximately (17.77%) exclusive of such transaction.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                            PER SHARE OPERATING PERFORMANCE:                           RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------        -----------------------------------------------------------
                                                                                          RATIOS TO AVERAGE NET ASSETS: #
                                                                                  ---------------------------------------------
                                                                    NET ASSETS,                     NET                EXPENSES
                                NET ASSET                                END OF              INVESTMENT        WITHOUT WAIVERS,
                               VALUE, END              TOTAL             PERIOD        NET       INCOME          REIMBURSEMENTS
                                OF PERIOD       RETURN(1)(b)        (THOUSANDS)   EXPENSES       (LOSS)    AND EARNINGS CREDITS
GLOBAL 50 FUND

Year Ended 10/31/04
Year Ended 10/31/03            $    11.50              23.48%       $        62       1.75%       (0.27%)                 49.20%!
Year Ended 10/31/02            $     9.37             (21.68%)      $        25       1.75%       (0.30%)                 57.70%!
4/16/01** Through 10/31/01     $    12.01             (14.76%)      $        19       1.73%       (0.19%)                 74.08%!

GLOBAL HEALTHCARE FUND

Year Ended 10/31/03            $    13.13               9.29%       $       138       1.75%       (0.41%)                 23.28%!
Year Ended 10/31/02            $    12.27             (10.63%)^^    $       112       1.75%       (0.72%)                 36.66%!
4/16/01** Through 10/31/01     $    13.79               1.10%       $        59       1.74%       (0.72%)                 34.18%!

                                     RATIOS/SUPPLEMENTAL DATA:
                            -----------------------------------------
                            RATIOS/SUPPLEMENTAL DATA:
                            -------------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)
                                     WITHOUT WAIVERS,       PORTFOLIO
                                       REIMBURSEMENTS        TURNOVER
                                 AND EARNINGS CREDITS         RATE(b)
GLOBAL 50 FUND

Year Ended 10/31/04
Year Ended 10/31/03                            (47.72%)!           91%
Year Ended 10/31/02                            (56.25%)!          147%
4/16/01** Through 10/31/01                     (72.54%)!          126%

GLOBAL HEALTHCARE FUND

Year Ended 10/31/03                            (21.94%)!           56%
Year Ended 10/31/02                            (35.63%)!           56%
4/16/01** Through 10/31/01                     (33.16%)!           57%

CLASS B SHARES


                                                           PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                        ---------------------------------------   ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                            NET ASSET          NET      SECURITIES                 DIVIDENDS
                               VALUE,   INVESTMENT           (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                            BEGINNING       INCOME    REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                            OF PERIOD       (LOSS)     UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
MARKET NEUTRAL FUND

Year Ended 10/31/04
Year Ended 10/31/03         $   13.95        (0.16)^          0.23         0.07         0.02            0.09            0.11
2/28/02** Through 10/31/02  $   14.64        (0.05)^         (0.64)       (0.69)          --+             --              --


 **  Commencement of offering of share class.
  ^  Calculated based upon average shares outstanding.
  +  Amount is less than $0.005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                            PER SHARE OPERATING PERFORMANCE:                     RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------        --------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                                                                  ------------------------------------
                                                                                         NET          NET
                                                                    NET ASSETS,     EXPENSES     EXPENSES          NET
                                 NET ASSET                               END OF   (INCLUDING   (EXCLUDING   INVESTMENT
                                VALUE, END             TOTAL             PERIOD     DIVIDEND     DIVIDEND       INCOME
                                 OF PERIOD      RETURN(1)(b)        (THOUSANDS)    EXPENSES)    EXPENSES)       (LOSS)
MARKET NEUTRAL FUND

Year Ended 10/31/04
Year Ended 10/31/03             $    13.91              0.48%       $       200         3.84%        2.00%       (1.19%)
2/28/02** Through 10/31/02      $    13.95             (4.69%)      $        86         3.79%        2.00%       (0.57%)

                                          RATIOS/SUPPLEMENTAL DATA:
                            -----------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS: #
                            ----------------------------------------
                                        EXPENSES     NET INVESTMENT
                                WITHOUT WAIVERS,      INCOME (LOSS)
                                  REIMBURSEMENTS   WITHOUT WAIVERS,
                            AND EARNINGS CREDITS     REIMBURSEMENTS     PORTFOLIO
                             (INCLUDING DIVIDEND       AND EARNINGS      TURNOVER
                                       EXPENSES)            CREDITS       RATE(b)

MARKET NEUTRAL FUND

Year Ended 10/31/04
Year Ended 10/31/03                        12.46%              (9.81%)        114%
2/28/02** Through 10/31/02                 27.44%!            (24.22%)!       138%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-07795.


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-SPECABC-205

JPMORGAN FUNDS


PROSPECTUS FEBRUARY 19 2005


[GRAPHIC]

JPMORGAN SPECIALTY FUNDS

SELECT CLASS SHARES

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Global 50 Fund                                                 1

Global Healthcare Fund                                         7

The Funds' Management and Administration                      14

How to Do Business with the Funds                             16

    Purchasing Fund Shares                                    16

    Shareholder Servicing Fees                                19

    Exchanging Fund Shares                                    19

    Redeeming Fund Shares                                     20

Shareholder Information                                       23

    Distributions and Taxes                                   23

    Availability of Proxy Voting Record                       23

    Portfolio Holdings Disclosure                             24

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates            25

Risk and Reward Elements                                      26

Financial Highlights                                          30

How to Reach Us                                       BACK COVER

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A CONCENTRATED PORTFOLIO OF GLOBAL EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately 50 equity securities of primarily large- and mid-cap companies located throughout the world. Using its global perspective, the Fund's adviser uses the investment process described below to identify those equity securities which in its view have an exceptional return potential.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund invests in equity securities of at least three countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify the research team's findings.

Using research as the basis for investment decisions, the adviser constructs a concentrated stock portfolio representing equity securities of companies which in its view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

 Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a global investment with growth potential to further diversify a portfolio

- are willing to accept the added risks of a fund that invests in a relatively small number of stocks

The Fund is NOT designed for investors who:

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  want a fund that consistently focuses on particular industries or sectors

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Select Class Shares from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares the performance to the Morgan Stanley Capital International (MSCI) World Index, a broad-based securities market index, and the Lipper Global Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999     45.36%
2000    -14.35%
2001    -20.32%
2002    -26.77%
2003     31.04%
2004

BEST QUARTER 4th quarter, 1999     24.48%
WORST QUARTER 3rd quarter, 2002   -21.08%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                               PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
--------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)
--------------------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  See footnote on previous page.

(2)  The Fund commenced operations on 5/29/98.

(3) Performance for the indexes is as of 5/31/98. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                       2.00



*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.60
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES __-__.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A WORLDWIDE PORTFOLIO OF EQUITY SECURITIES IN THE HEALTHCARE SECTOR.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period-often as much as five years-rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

 Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a global investment with growth potential to further diversify a portfolio

- are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The Fund is NOT designed for investors who:

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  are uncomfortable with the Fund's focus on the healthcare sector

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2001    -13.48%
2002    -19.26%
2003     19.54%
2004

BEST QUARTER 2nd quarter, 2003     12.88%
WORST QUARTER 1st quarter, 2001   -15.73%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                              PAST 1 YEAR    LIFE OF FUND(1)
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
--------------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)
--------------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  See footnote on previous page.

(2)  The Fund commenced operations on 9/29/00.

(3) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                       2.00



*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.85
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)
---------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
---------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and 2.50% through 2/18/15.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Funds are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by the trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04 the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                                       %
-----------------------------------------------------------------------------
GLOBAL 50 FUND
-----------------------------------------------------------------------------
GLOBAL HEALTHCARE FUND


THE PORTFOLIO MANAGERS

GLOBAL 50 FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984.

GLOBAL HEALTHCARE FUND
The portfolio is managed by Georgina Perceval Maxwell, a portfolio manager in the Global Equity Group in London. Ms. Maxwell joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian markets.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Funds held by investors serviced by the shareholder servicing agent. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Funds through the Distributor.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?" Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds Services; or

-  The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds Services" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES
JPMDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to Financial Intermediaries for providing shareholder and administrative services to their customers. JPMDS or its affiliates may make additional payments at its or their own expense to Financial Intermediaries. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. See "The Funds' Management and Administration - Additional Compensation to Financial Intermediaries."

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market

JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges (See "Do I pay a redemption fee?" below).

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Funds within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


The Funds expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Global Healthcare and Global 50 Funds' assets at the close of their taxable year will be in securities of foreign corporations, such Funds may elect to "pass through" to their shareholders the foreign taxes that they paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- Each Fund's share price and              - Stocks have generally outperformed       - Under normal circumstances each Fund
  performance will fluctuate in response     more stable investments (such as bonds     plans to remain fully invested in
  to stock market movements                  and cash equivalents) over the long        accordance with its policies. Equity
                                             term                                       investments may include common stocks,
- The Global Healthcare Fund is                                                         convertible securities, preferred
  non-diversified which means that a       - These same stocks could outperform the     stocks, depositary receipts (such as
  relatively high percentage of the          general market and provide greater         ADRs and EDRs), trust or partnership
  Fund's assets may be invested in a         returns than more diversified funds        interests, warrants, rights and
  limited number of issuers; therefore,                                                 investment company securities. Each
  its performance may be more vulnerable                                                Fund may invest uninvested cash in
  to changes in the market value of a                                                   affiliated money market funds
  single issuer or a group of issuers
                                                                                      - Each Fund seeks to limit risk and
- Each Fund invests in a relatively                                                     enhance performance through active
  small number of stocks. If these                                                      management and/or diversification
  stocks underperform the general
  market, the Fund could underperform                                                 - During severe market downturns, each
  more diversified funds                                                                Fund has the option of investing up to
                                                                                        100% of its assets in high quality
- Adverse market conditions may from                                                    short-term instruments
  time to time cause each Fund to take
  temporary defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder
  each Fund from achieving its
  investment objective

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements could   - Favorable exchange rate movements        - Each Fund actively manages the
  reduce gains or create losses              could generate gains or reduce losses      currency exposure of its foreign
                                                                                        investments relative to its benchmark
- A Fund could lose money because of       - Foreign investments, which represent a     and may hedge back into the U.S.
  foreign government actions, political      major portion of the world's               dollar from time to time (see also
  instability or lack of adequate and        securities, offer attractive potential     "Derivatives"); these currency
  accurate information                       performance and opportunities for          management techniques may not be
                                             diversification                            available for certain emerging markets
- Currency and investment risks tend to                                                 investments
  be higher in emerging markets; these     - Emerging markets can offer higher
  markets also present higher liquidity      returns
  and valuation risks

MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its benchmark    - The adviser focuses its active
  benchmark due to its securities and        due to these same choices                  management on those areas where it
  asset allocation choices                                                              believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

SECURITIES LENDING

- When each Fund lends a security, there   - Each Fund may enhance income through     - The adviser maintains a list of
  is a risk that the loaned securities       the investment of the collateral           approved borrowers
  may not be returned if the borrower or     received from the borrower
  the lending agent defaults                                                          - Each Fund receives collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 the securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested
                                                                                      - The lending agents indemnify the Funds
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with          - Each Fund uses derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost               foreign currency contracts, for
  the portfolio or specific securities                                                  hedging and for risk management (i.e.,
  may not fully offset the underlying      - A Fund could make money and protect        to establish or adjust exposure to
  positions and this could result in         against losses if management's             particular securities, markets or
  losses to a Fund that would not have       analysis proves correct                    currencies); risk management may
  otherwise occurred                                                                    include management of the Fund's
                                           - Derivatives that involve leverage          exposure relative to its benchmark
- Derivatives used for risk management       could generate substantial gains at
  may not have the intended effects and      low cost                                 - Each Fund only establishes hedges that
  may result in losses or missed                                                        it expects will be highly correlated
  opportunities                                                                         with underlying positions

- The counterparty to a derivatives                                                   - While each Fund may use derivatives
  contract could default                                                                that incidentally involve leverage, it
                                                                                        does not use them for the specific
- Derivatives that involve leverage                                                     purpose of leveraging its portfolios
  could magnify losses

- Certain types of derivatives involve
  costs to a Fund which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
ILLIQUID HOLDINGS

- Each Fund could have difficulty          - These holdings may offer more            - No Fund may invest more than 15% of
  valuing these holdings precisely           attractive yields or potential growth      net assets in illiquid holdings
                                             than comparable widely traded
- Each Fund could be unable to sell          securities                               - To maintain adequate liquidity to meet
  these holdings at the time or price                                                   redemptions, each Fund may hold high
  desired                                                                               quality short-term instruments
                                                                                        (including repurchase agreements) and,
                                                                                        for temporary or extraordinary
                                                                                        purposes, may borrow from banks up to
                                                                                        33 1/3% of the value of its total
                                                                                        assets

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before       - A Fund can take advantage of             - The Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise each       - Each Fund could realize gains in a       - The Funds generally avoid short-term
  Fund's transaction costs                   short period of time                       trading, except to take advantage of
                                                                                        attractive or unexpected opportunities
- Increased short-term capital gains       - Each Fund could protect against losses     or to meet demands generated by
  distributions could raise                  if a stock is overvalued and its value     shareholder activity
  shareholders' income tax liability         later falls

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT SHARES


                                                            PER SHARE OPERATING PERFORMANCE:
                            -----------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        --------------------------------------   ------------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                            NET ASSET          NET     SECURITIES                 DIVIDENDS
                               VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                            BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                            OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
GLOBAL 50 FUND

Year Ended 10/31/04
Year Ended 10/31/03         $    9.39         0.03^          2.19         2.22         0.07              --            0.07
Year Ended 10/31/02         $   12.02         0.01^         (2.57)       (2.56)        0.07              --            0.07
Year Ended 10/31/01         $   18.37         0.04^         (5.00)       (4.96)        0.30            1.09            1.39
Year Ended 10/31/00         $   18.06         0.16           0.73         0.89         0.22            0.36            0.58

GLOBAL HEALTHCARE FUND

Year Ended 10/31/04
Year Ended 10/31/03         $   11.31        (0.01)^         1.07         1.06         0.26              --            0.26
Year Ended 10/31/02         $   13.81        (0.03)^        (2.38)       (2.41)        0.09              --            0.09
Year Ended 10/31/01         $   15.11        (0.03)^        (1.26)       (1.29)        0.01              --            0.01
9/29/00* Through 10/31/00   $   15.00         0.03           0.08         0.11           --              --              --


 *  Commencement of operations.
 ^  Calculated based upon average shares outstanding.
(b) Not annualized for periods less than one year.
 #  Short periods have been annualized.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END             TOTAL
                                 OF PERIOD        RETURN (b)
GLOBAL 50 FUND

Year Ended 10/31/04
Year Ended 10/31/03         $        11.54             23.84%
Year Ended 10/31/02         $         9.39            (21.46%)
Year Ended 10/31/01         $        12.02            (28.91%)
Year Ended 10/31/00         $        18.37              4.64%

GLOBAL HEALTHCARE FUND

Year Ended 10/31/04
Year Ended 10/31/03         $        12.11              9.59%
Year Ended 10/31/02         $        11.31            (17.54%)
Year Ended 10/31/01         $        13.81             (8.55%)
9/29/00* Through 10/31/00   $        15.11              0.73%

                                                              RATIOS/SUPPLEMENTAL DATA:
                            ---------------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                          -------------------------------------------------------------------
                                                                                               NET INVESTMENT
                            NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                 END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                 PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                            (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS    RATE (b)
GLOBAL 50 FUND

Year Ended 10/31/04
Year Ended 10/31/03         $    29,501       1.50%        0.33%                  2.80%                 (0.97%)        91%
Year Ended 10/31/02         $    29,629       1.50%        0.06%                  2.37%                 (0.81%)       147%
Year Ended 10/31/01         $    66,967       1.50%        0.25%                  1.89%                 (0.14%)       126%
Year Ended 10/31/00         $   157,736       1.50%        0.57%                  1.80%                  0.27%        101%

GLOBAL HEALTHCARE FUND

Year Ended 10/31/04
Year Ended 10/31/03         $    10,153       1.50%       (0.04%)                 3.44%                 (1.98%)        56%
Year Ended 10/31/02         $    16,289       1.50%       (0.22%)                 2.62%                 (1.34%)        56%
Year Ended 10/31/01         $    30,782       1.50%       (0.20%)                 2.24%                 (0.94%)        57%
9/29/00* Through 10/31/00   $    35,809       1.50%        1.02%                  4.52%                 (2.00%)         3%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-07795.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-SPECS-205

JPMORGAN FUNDS



PROSPECTUS FEBRUARY 19 2005


[GRAPHIC]


JPMORGAN SPECIALTY FUNDS

INSTITUTIONAL CLASS SHARES

MARKET NEUTRAL FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Market Neutral Fund                                             1

The Fund's Management and Administration                        7

How to Do Business with the Fund                                9

    Purchasing Fund Shares                                      9

    Shareholder Servicing Fees                                 12

    Exchanging Fund Shares                                     12

    Redeeming Fund Shares                                      13

Shareholder Information                                        16

    Distributions and Taxes                                    16

    Availability of Proxy Voting Record                        16

    Portfolio Holdings Disclosure                              16

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates             18

Risk and Reward Elements                                       19

Financial Highlights                                           24

How To Reach Us                                        BACK COVER

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES - .


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION FROM A BROADLY DIVERSIFIED PORTFOLIO OF U.S. STOCKS WHILE NEUTRALIZING THE GENERAL RISKS ASSOCIATED WITH STOCK MARKET INVESTING.


THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management, Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value.

The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  impact on the overall risk of the portfolio relative to the benchmark

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing long-term capital appreciation but want to minimize exposure to general stock market risk

- want returns that exceed those of 90-day U.S. Treasury Bills with controlled risk

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are seeking returns similar to those of typical stock funds

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999        -0.05%
2000         8.38%
2001         7.43%
2002        -3.67%
2003         1.43%
2004

BEST QUARTER 2nd quarter, 2001         4.63%
WORST QUARTER 4th quarter, 1999       -3.04%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND(1)
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  The Fund's fiscal year end is 10/31.

(2)  The Fund commenced operations on 12/31/98.

(3)  Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                           1.25
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.10
OTHER EXPENSES(1)
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                           1.00



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses of 1.00% through 2/28/06 and 2.00% thereafter through 2/28/15.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.



                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Market Neutral Fund is a series of the J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers) of ____% as a percentage of average daily net assets.


THE PORTFOLIO MANAGERS

The portfolio management team is comprised of Helge Skibeli, CFA, Managing Director of JPMIM and Terance Chen, CFA, Vice President of JPMIM. Mr. Skibeli is the head of the U.S. Equity Research Group. An employee since 1990, he was most recently head of JPMIM (Singapore) and head of Investment for Asia Pacific ex-Japan. Mr. Chen joined JPMIM in 1994 and is a portfolio manager in the U.S. Equity Group.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Fund through the Distributor.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds Services or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?" Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds Services; or

-  The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds Services" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES
JPMDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Fund to Financial Intermediaries for providing shareholder and administrative services to their customers. JPMDS or its affiliates may make additional payments at its or their own expense to Financial Intermediaries. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. See "The Fund's Management and Administration -- Additional Compensation to Financial Intermediaries."

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                      AND REWARD
MARKET CONDITIONS

- The Fund's share price and           - Stocks have generally outperformed   - Under normal circumstances the Fund
  performance will fluctuate in          more stable investments (such as       plans to remain fully invested, in
  response to stock market movements     bonds and cash equivalents) over       accordance with its policies.
                                         the long-term
                                                                              - The Fund seeks to limit risk and enhance
- Adverse market conditions may from                                            performance through active management
  time to time cause the Fund to                                                and/or diversification
  take temporary defensive positions
  that are inconsistent with its                                              - During severe market downturns, the Fund
  principal investment strategies                                               has the option of investing up to 100%
  and may hinder the Fund from                                                  of its assets in high quality short-term
  achieving its investment objective                                            instruments

FOREIGN INVESTMENTS

- Currency exchange rate               - Favorable exchange rate movements    - The Fund actively manages the currency
  movements could reduce gains           could generate gains or reduce         exposure of its foreign investments
  or create losses                       losses                                 relative to its benchmark and may hedge
                                                                                back into the U.S. dollar from time to
- The Fund could lose money            - Foreign investments, which             time (see also "Derivatives"); these
  because of foreign                     represent a major portion of the       currency management techniques may not
  government actions,                    world's securities, offer              be available for certain emerging
  political instability or               attractive potential performance       markets investments
  lack of adequate and                   and opportunities for
  accurate information                   diversification                      - The Fund anticipates that its total
                                                                                foreign investments will not exceed 20%
                                                                                of its total assets

MANAGEMENT CHOICES

- The Fund could underperform          - The Fund could outperform its        - The adviser focuses its active
  its benchmark due to its               benchmark due to these same            management on those areas, where it
  securities and asset                   choices                                believes its commitment to research can
  allocation choices                                                            most enhance returns and manage risks in
                                                                                a consistent way

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                      AND REWARD
SECURITIES LENDING

- When the Fund lends a                - The Fund may enhance income          - The adviser maintains a list of approved
  security, there is a risk              through the investment of the          borrowers
  that the loaned securities             collateral received from the
  may not be returned if the             borrower                             - The Fund receives collateral equal to at
  borrower or the lending                                                       least 100% of the current value of the
  agent defaults                                                                securities loaned plus accrued interest

- The collateral will be                                                      - The lending agents indemnify the Fund
  subject to the risks of the                                                   against borrower default
  securities in which it is
  invested                                                                    - The adviser's collateral investment
                                                                                guidelines limit the quality and
                                                                                duration of collateral investment to
                                                                                minimize losses

                                                                              - Upon recall, the borrower must return
                                                                                the securities loaned within the normal
                                                                                settlement period

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                      AND REWARD
DERIVATIVES

- Derivatives such as futures,         - Hedges that correlate well with      - The Fund uses derivatives, such as
  options, swaps and forward foreign     underlying positions can reduce or     futures, options, swaps and forward
  currency contracts(1) that are used    eliminate losses at low cost           foreign currency contracts, for hedging
  for hedging the portfolio or                                                  and for risk management (i.e., to
  specific securities may not fully                                             establish or adjust exposure to
  offset the underlying positions      - The Fund could make money and          particular securities, markets or
  and this could result in losses to     protect against losses if the          currencies); risk management may include
  the Fund that would not have           management's analysis proves           management of the Fund's exposure
  otherwise occurred                     correct                                relative to its benchmark

- Derivatives used for risk            - Derivatives that involve leverage    - The Fund only establishes hedges that it
  management may not have the            could generate substantial gains       expects will be highly correlated with
  intended effects and may result in     at low cost                            underlying positions
  losses or missed opportunities
                                                                              - While the Fund may use derivatives that
- The counterparty to a derivatives                                             incidentally involve leverage, it does
  contract could default                                                        not use them for the specific purpose of
                                                                                leveraging its portfolios
- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives
  involve costs to the Fund which
  can reduce returns

- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by the Fund,
  accelerate recognition of income
  to the Fund, affect the holding
  period of the Fund's assets and
  defer recognition of certain of
  the Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                      AND REWARD
ILLIQUID HOLDINGS

- The Fund could have difficulty       - These holdings may offer more        - The Fund may not invest more than 15%
  valuing these holdings precisely       attractive yields or potential         of net assets in illiquid holdings
                                         growth than comparable widely
- The Fund could be unable to sell       traded securities                    - To maintain adequate liquidity to meet
  these holdings at the time or                                                 redemptions, the Fund may hold high
  price desired                                                                 quality short-term instruments
                                                                                (including repurchase agreements and
                                                                                reverse repurchase agreements) and, for
                                                                                temporary or extraordinary purposes,
                                                                                may borrow from banks up to 33 1/3% of
                                                                                the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities        - The Fund can take advantage of       - The Fund segregates liquid assets to
  before issue or for delayed            attractive transaction                 offset leverage risks
  delivery, it could be exposed to       opportunities
  leverage risk if it does not
  segregate liquid assets

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                      AND REWARD
SHORT-TERM TRADING

- Increased trading could raise the    - The Fund could realize gains in a    - The Fund generally avoids short-term
  Fund's transaction costs               short period of time                   trading, except to take advantage of
                                                                                attractive or unexpected opportunities
- Increased short-term capital gains   - The Fund could protect against         or to meet demands generated by
  distributions could raise              losses if a stock is overvalued        shareholder activity
  shareholders' income tax liability     and its value later falls

SHORT SELLING

- Short sales may not have the         - The Fund could make money and        - The Fund will not engage in short
  intended effects and may result in     protect against losses if              selling if the total market value of all
  losses                                 management's analysis proves           securities sold short would exceed 100%
                                         correct                                of the Fund's net assets
- The Fund may not be able to close
  out a short position at a            - Short selling may allow the Fund     - The Fund sets aside liquid assets in
  particular time or at an               to generate positive returns in        segregated or broker accounts to cover
  acceptable price                       declining markets                      short positions and offset a portion of
                                                                                the leverage risk
- The Fund may not be able to borrow
  certain securities to sell short,                                           - The Fund makes short sales through
  resulting in missed opportunities                                             brokers that the adviser has determined
                                                                                to be highly creditworthy
- Segregated accounts with respect
  to short sales may limit the
  Fund's investment flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers
  that execute the short sale and
  retain the proceeds, have no cap
  on maximum losses and gains are
  limited to the price of the stock
  at the time of the short sale

- If the SEC staff changes its
  current policy of permitting
  brokers executing the Fund's short
  sales to hold proceeds of such
  short sales, the cost of such
  transactions would increase
  significantly and the Fund may be
  required to cease operations or
  change its investment objective

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.



                                                            PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                        ----------------------------------------   ------------------------------------------
                                                         NET GAINS
                                                       (LOSSES) ON
                            NET ASSET          NET      SECURITIES                  DIVIDENDS
                               VALUE,   INVESTMENT           (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                            BEGINNING       INCOME    REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                            OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
MARKET NEUTRAL FUND
Year Ended 10/31/04
Year Ended 10/31/03         $   14.00        (0.05)^          0.24          0.19         0.03            0.09            0.12
Year Ended 10/31/02         $   15.01         0.04^          (0.62)        (0.58)        0.17            0.26            0.43
6/1/01 Through 10/31/01^^   $   15.16         0.14^           0.12          0.26         0.20            0.21            0.41
Year Ended 5/31/01          $   14.02         0.54            1.19          1.73         0.59              --            0.59
Year Ended 5/31/00          $   15.16         0.60           (0.75)        (0.15)        0.48            0.51            0.99


  *  Commencement of operations.
  ^  Calculated based upon average shares outstanding.
 ^^  The Fund changed its fiscal year end from May 31 to October 31.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                               PER SHARE OPERATING PERFORMANCE:
                            --------------------------------------
                             NET ASSET
                            VALUE, END                       TOTAL
                             OF PERIOD                   RETURN (b)
MARKET NEUTRAL FUND
Year Ended 10/31/04
Year Ended 10/31/03         $    14.07                        1.35%
Year Ended 10/31/02         $    14.00                       (3.97%)
6/1/01 Through 10/31/01^^   $    15.01                        1.72%
Year Ended 5/31/01          $    15.16                       12.65%
Year Ended 5/31/00          $    14.02                       (0.99%)

                                                                   RATIOS/SUPPLEMENTAL DATA:
                          ----------------------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                      ---------------------------------------------------------------------------------
                                                                                         EXPENSES
                                             NET         NET                     WITHOUT WAIVERS,        NET INVESTMENT
                          NET ASSETS,   EXPENSES    EXPENSES          NET          REIMBURSEMENTS         INCOME (LOSS)
                               END OF (INCLUDING  (EXCLUDING   INVESTMENT    AND EARNINGS CREDITS      WITHOUT WAIVERS,   PORTFOLIO
                               PERIOD   DIVIDEND    DIVIDEND       INCOME     (INCLUDING DIVIDEND        REIMBURSEMENTS    TURNOVER
                          (THOUSANDS)  EXPENSES)   EXPENSES)       (LOSS)               EXPENSES)  AND EARNINGS CREDITS    RATE (b)
MARKET NEUTRAL FUND
Year Ended 10/31/04
Year Ended 10/31/03       $    16,216       3.04%       1.19%       (0.35%)                  4.74%                (2.05%)       114%
Year Ended 10/31/02       $    20,635       3.02%       1.25%        0.28%                   4.52%                (1.22%)       138%
6/1/01 Through 10/31/01^^ $    19,865       2.71%       1.25%        2.09%                   3.80%                 1.00%         50%
Year Ended 5/31/01        $    19,714       2.79%       1.25%        4.47%                   3.90%                 3.36%        141%
Year Ended 5/31/00        $    12,529       2.11%       1.50%        4.46%                   3.69%                 2.88%        114%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you may contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-07795.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-MNI-205

                            JPMORGAN TAX AWARE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 19, 2005


                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
JPMorgan Tax Aware Short-Intermediate Income Fund ("Tax Aware Short-Intermediate
                                  Income Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")

  JPMorgan Tax Aware International Opportunities Fund ("Tax Aware International
                              Opportunities Fund")
     (formerly JPMorgan Fleming Tax Aware International Opportunities Fund)


                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
  JPMorgan Tax Aware Large Cap Growth Fund ("Tax Aware Large Cap Growth Fund")
   JPMorgan Tax Aware Large Cap Value Fund ("Tax Aware Large Cap Value Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
JPMorgan Tax Aware Disciplined Equity Fund ("Tax Aware Disciplined Equity Fund")
   JPMorgan Tax Aware Enhanced Income Fund ("Tax Aware Enhanced Income Fund")
       JPMorgan Tax Aware U.S. Equity Fund ("Tax Aware U.S. Equity Fund")


                    (each a "Fund," collectively the "Funds")

This Statement of Additional Information ("SAI") is not a prospectus, but contains additional information which should be read in conjunction with the prospectuses dated February 19, 2005 ("Prospectuses"), for the Funds as supplemented from time to time. The Funds have not commenced operations, and therefore do not have financial statements. However, this SAI incorporates by reference the financial statements of predecessor mutual funds included in the Shareholder Reports relating to those Funds dated August 31, 2004 ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds
P.O. Box 8528
Boston, MA 02266-8528
1-800-480-4111


                                                                    [SAI-TA-205]

TABLE OF CONTENTS


                                                                     PAGE
General                                                                3
Investment Strategies and Policies                                     4
Investment Restrictions                                               21
Trustees                                                              23
Officers                                                              28
Codes of Ethics                                                       29
Proxy Voting Guidelines                                               30
Portfolio Holdings Disclosure                                         32
Investment Adviser                                                    33
Administrator                                                         35
Distributor                                                           37
Distribution Plan                                                     37
Custodian                                                             39
Transfer Agent                                                        40
Shareholder Servicing                                                 40
Expenses                                                              42
Financial Intermediaries                                              42
Cash Compensation to Financial Intermediaries                         42
Independent Registered Public Accounting Firm                         43
Purchases, Redemptions and Exchanges                                  43
Dividends and Distributions                                           46
Net Asset Value                                                       46
Portfolio Transactions                                                47
Massachusetts Trust                                                   50
Description of Shares                                                 51
Distributions and Tax Matters                                         52
Additional Information                                                58
Financial Statements                                                  58
Appendix A--Description of Security Ratings                           59

                                     GENERAL


This SAI relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as "shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of shares:


                                                      Select Class, Institutional Class, Class A, Class B and
Tax Aware Disciplined Equity Fund                     Class C Shares

                                                      Select Class, Institutional Class, Class A, Class B and
Tax Aware Enhanced Income Fund                        Class C Shares

                                                      Select Class, Institutional Class, Class A, Class B and
Fleming Tax Aware International Opportunities Fund    Class C Shares

Tax Aware Large Cap Growth Fund                       Select Class Shares

Tax Aware Large Cap Value Fund                        Select Class Shares

Tax Aware Short-Intermediate Income Fund              Select Class and Institutional Class Shares

                                                      Select Class, Institutional Class, Class A, Class B and
Tax Aware U.S. Equity Fund                            Class C Shares

Currently, each Fund offers the following classes of shares:

Tax Aware Disciplined Equity Fund                     Institutional Class Shares

Tax Aware Enhanced Income Fund                        Select Class, Institutional Class and Class A Shares

Fleming Tax Aware International Opportunities Fund    Institutional Class and Class A Shares

Tax Aware Large Cap Growth Fund                       Select Class Shares

Tax Aware Large Cap Value Fund                        Select Class Shares

Tax Aware Short-Intermediate Income Fund              Select Class and Institutional Class Shares

                                                      Select Class, Institutional Class, Class A, Class B and
Tax Aware U.S. Equity Fund                            Class C Shares

The Tax Aware Large Cap Growth and Tax Aware Large Cap Value Funds are each a series of JPMMFSG, an open-end management investment company organized as a Massachusetts business trust on October 1, 1996.

The Fleming Tax Aware International Opportunities Fund is a series of JPMMFG, an open-end management investment company organized as a Massachusetts business trust on May 11, 1987.

The JPMorgan Tax Aware Short-Intermediate Income Fund is a series of JPMIF, an open-end management investment company organized as a Massachusetts business trust on November 4, 1992.

The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are each a series of JPMST, an open-end management investment company organized as a Massachusetts business trust on August 15, 1996.


As of October 31, 2002, the following Funds were renamed with the approval of the Board of Trustees of JPMMFSG:



NEW NAMES                                             FORMER NAMES
JPMorgan Tax Aware Large Cap Growth Fund
("Tax Aware Large Cap Growth Fund")                   JPMorgan Select Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund
("Tax Aware Large Cap Value Fund")                    JPMorgan Select Equity Income Fund



Also effective as of October 31, 2002, the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund changed their objectives and strategies as described in the Prospectus, with the approval of the Board of Trustees.

Effective February 19, 2005, the JPMorgan Fleming Tax Aware International Opportunities Fund was renamed JPMorgan Tax Aware International Opportunities Fund with the approval of the Board of Trustees.


The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The shares of the Funds are collectively referred to in this SAI as "Shares."

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Predecessor Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of the Predecessor Trusts approved the redomiciliation of the Trust as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of the Trust ("Redomiciliation").

On August 19, 2004, the Boards of Trustees of JPMIF and JPMMFG also approved merger transactions involving one of the Funds included in this SAI that are respective series of those Predecessor Trusts. The proposed target and acquiring funds for the proposed merger transaction is shown in the table below.



ACQUIRED FUND                                                       ACQUIRING FUND
JPMorgan Tax Aware International Opportunity      MERGES WITH       JPMorgan International Opportunity Fund (a
  Fund                                             AND INTO           series of JPMIF)



Special meetings of shareholders of JPMIF, JPMMFG and JPMMFS [were] held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. [These proposals were approved by shareholders of the affected Funds, each of the transactions described above will be effective on the Closing Date.]

In addition to these Funds, the Trusts consist of other series representing separate investment funds.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES

                            TAX MANAGEMENT TECHNIQUES

The Funds use the Adviser's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.

                                   INVESTMENTS

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds invest primarily in equity securities consisting of exchange traded, over-the-counter and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

EQUITY SECURITIES. The equity securities in which all of the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. The Tax Aware Enhanced Income Fund may invest in convertible securities of domestic and foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS. The Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

REAL ESTATE INVESTMENT TRUSTS. The Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity REITs will depend upon the value of the underlying properties, and the value of mortgage REITs will be sensitive to the value of the underlying loans or interests.

                             TAX EXEMPT OBLIGATIONS

The Funds can invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

MUNICIPAL BONDS. The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

MUNICIPAL NOTES. The Funds may invest in municipal notes. The Funds also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay, at its discretion, the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Funds to receive the par value of the obligation upon demand or notice.

Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commercial Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

PREMIUM SECURITIES. The Tax Aware Enhanced Income Fund may purchase premium securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

PUTS. The Tax Aware Enhanced Income Fund may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Corporation ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.


MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in government guaranteed mortgage-backed securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Freddie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


STRIPPED MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs which are U.S. government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


MORTGAGES (DIRECTLY HELD). The Tax Aware Enhanced Income Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.


AUCTION RATE SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in auction rate securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.


Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Funds' investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.


ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


ASSET-BACKED SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

CORPORATE FIXED INCOME SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

                               FOREIGN INVESTMENTS

Each Fund can invest in securities of foreign issuers. The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

The Tax Aware Enhanced Income Fund may invest up to 25% of its total assets, at the time of purchase, in fixed income securities of foreign issuers. Any foreign commercial paper the Tax Aware Enhanced Income Fund invests in must not be subject to foreign withholding tax at the time of purchase.

Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting investments in securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect a Fund's liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by a Fund or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust its currency exposure relative to its benchmark. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

SOVEREIGN FIXED INCOME SECURITIES. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

BRADY BONDS. The Tax Aware Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


INVESTING IN EMERGING MARKETS. The Tax Aware International Opportunities Fund, Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

                             ADDITIONAL INVESTMENTS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

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REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

MORTGAGE DOLLAR-ROLL TRANSACTIONS. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may engage in mortgage dollar-roll transactions. Under a mortgage dollar-roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar-roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar-roll transaction. At the time a Fund enters into a mortgage dollar-roll, it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar-rolls, and accordingly, such dollar-rolls will not be considered borrowings. Mortgage dollar-rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar-roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar-roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar-roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar-rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a

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Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and
(iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.


REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchase of illiquid securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.


                        OPTIONS AND FUTURES TRANSACTIONS

The Tax Aware Enhanced Income Fund may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management." The Funds may not use futures contracts and options for speculation.

Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs,

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including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.

The Tax Aware Enhanced Income Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not repurchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of the Fund.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

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OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an option purchased or sold by securities dealers ("OTC options"), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be OTC options that meet creditworthiness standards approved by the Adviser. While exchange traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take, and the seller to make, delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

The Funds, except the Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities each Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible. No Fund will sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with a Fund's security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

The Funds will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Examples of risk management strategies for the Funds include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Funds will also comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund may, with respect to 50% of the Fund's assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).


At the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. If no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.


If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Tax Aware Enhanced Income Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Tax Aware Enhanced Income Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

The Tax Aware Enhanced Income Fund invests in a diversified portfolio of securities that are considered "high grade," and "investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                               PORTFOLIO TURNOVER


The table below sets forth the portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters."



                                              FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                   10/31/03                10/31/04
                                            ---------------------    ---------------------
Tax Aware International Opportunities                          79%
Fund

Tax Aware Disciplined Equity Fund                              46%

Tax Aware Enhanced Income Fund                                241%

Tax Aware Short-Intermediate Income Fund                      274%

Tax Aware U.S. Equity Fund                                     13%

                       FISCAL YEAR ENDED    FISCAL YEAR ENDED
                       10/31/03             10/31/04
                       -----------------    -----------------
Tax Aware Large Cap
Growth Fund                           35%

Tax Aware Large Cap
Value Fund                            33%


                             INVESTMENT RESTRICTIONS


The investment restrictions below have been adopted by the Trust with respect to their Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities to the market value of the Fund's assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund:

(1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

(2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(4) May not borrow money, except to the extent permitted by applicable law;

(5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) for the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund, make direct investments in mortgages;

(7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.


FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMST, JPMMFG and JPMMFSG approved a proposal to amend each of their respective Funds' fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

     BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Trustees. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;


(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(iv) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


At the special meeting of shareholders scheduled to be held on January 20, 2005, shareholders of record on October 27, 2004, [were] asked to elect Trustees.

The names of the Trustees of the Funds, together with information regarding their year of birth ("YOB"), the date each Trustee first became a Board member of the JPMorgan Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                   NUMBER OF
                                                                 PORTFOLIOS IN
                                                                     FUND
      NAME (YEAR OF BIRTH);                                        COMPLEX(1)
    POSITIONS WITH THE FUNDS          PRINCIPAL OCCUPATIONS       OVERSEEN BY          OTHER DIRECTORSHIPS HELD
             (SINCE)                   DURING PAST 5 YEARS          TRUSTEE              OUTSIDE FUND COMPLEX
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG (1941);         Retired; Vice-President           70                        None
Trustee of JPMMFG since 1987; of     & Treasurer of
JPMMFSG since 1996; and of JPMIF     Ingersoll-Rand Company
and JPMST since 2001                 (manufacturer of
                                     industrial equipment)
                                     (1972-2000)

ROLAND R. EPPLEY, JR. (1932);        Retired                           70          Director, Janel Hydro Inc.
Trustee of JPMMFG since 1989; of                                                   (Automotive)
JPMMFSG since 1996; and of JPMIF                                                   (1993-present)
and JPMST since 2001

DR. MATTHEW GOLDSTEIN (1941);        Chancellor of the City            70          Trustee of Bronx Lebanon
Trustee of all Trusts since 2003     University of New York                        Hospital Center (1992-present);
                                     (1999-present);                               Director of New Plan Excel
                                     President, Adelphi                            Realty Trust, Inc (real estate
                                     University (New York)                         investment trust)
                                     (1998-1999)                                   (2000-present); Director of
                                                                                   Lincoln Center Institute for the
                                                                                   Arts in Education (1999-present)

ROBERT J. HIGGINS (1945);            Retired; Director of              70          Director of Providian Financial
Trustee of all Trusts since 2002     Administration of the                         Corp. (banking) (2002-present)
                                     State of Rhode Island
                                     (2003-2004); President
                                     - Consumer Banking and
                                     Investment Services
                                     Fleet Boston Financial
                                     (1971-2002)

WILLIAM G. MORTON, JR. (1937);       Retired; Chairman                 70          Director of Radio Shack
Trustee of all Trusts since 2003     Emeritus (2001-2002),                         Corporation (electronics)
                                     and Chairman and Chief                        (1987-present); Director of The
                                     Executive                                     National Football Foundation

                                     Officer, Boston Stock                         and College Hall of Fame
                                     Exchange (1985-2001)                          (1994-present); Trustee of the
                                                                                   Berklee College of Music
                                                                                   (1998-present); Trustee of the
                                                                                   Stratton Mountain School
                                                                                   (2001-present)

FERGUS REID, III (1932);             Chairman of Lumelite              70          Trustee of Morgan Stanley Funds
Chairman; Trustee of JPMMFG since    Corporation (plastics                         (209 portfolios) (1995-present)
1987; of JPMMFSG since 1996; and     manufacturing)
of JPMIF and JPMST since 2001        (2003-present);
                                     Chairman and CEO of
                                     Lumelite Corporation
                                     (1985-2002)

JAMES J. SCHONBACHLER (1943);        Retired; Managing                 70          None
Trustee of all Trusts since 2001     Director of Bankers
                                     Trust Company
                                     (financial services)
                                     (1968-1998)

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*            Retired; Chief                    70          None
(1935); Trustee of JPMMFG and        Executive Officer of
JPMMFSG since 1998; and of JPMIF     Chase Mutual Funds
and JPMST since 2001                 (investment company)
                                     (1989-1998); President
                                     & Chief Executive
                                     Officer of Vista
                                     Capital Management
                                     (investment management)
                                     (1990-1998); Chief
                                     Investment Executive of
                                     Chase Manhattan Private
                                     Bank (investment
                                     management) (1990-1998)



(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co. ("JPMorgan Chase") stock.

Each Trustee serves for an indefinite term, subject to the Funds' current retirement policies, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board decides upon general policies and are responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES

The Board of Trustees of each JPMorgan Fund currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a Compensation Committee.

The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent accountants; (ii) to oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met 4 times during the fiscal year ended October 31, 2004.

The members of the Valuation Committee are Mr. Reid (Chairman) and
Messrs Higgins and Morton. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on 1 occasion during the fiscal year ended October 31, 2004.

The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met 1 time during the fiscal year ended October 31, 2004.

The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees compensation; and
(v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met 1 time during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

At the special meetings of shareholders scheduled to be held on January 20, 2005, shareholders of record on October 27, 2004 will be asked to elect trustees.

The following table shows each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                                   DOLLAR RANGE OF
                                                            DOLLAR RANGE OF      EQUITY SECURITIES IN
                               DOLLAR RANGE OF EQUITY    EQUITY SECURITIES IN         TAX AWARE           DOLLAR RANGE OF EQUITY
                              SECURITIES IN TAX AWARE     TAX AWARE ENHANCED        INTERNATIONAL        SECURITIES IN TAX AWARE
NAME OF TRUSTEE               DISCIPLINED EQUITY FUND         INCOME FUND         OPPORTUNITIES FUND      LARGE CAP GROWTH FUND
---------------
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
Dr. Matthew Goldstein
Robert J. Higgins
William G. Morton, Jr.
Fergus Reid, III
James J. Schonbachler

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                                                                                         AGGREGATE OWNERSHIP OF
                                                                                                             ALL REGISTERED
                                                            DOLLAR RANGE OF                               INVESTMENT COMPANIES
                                                         EQUITY SECURITIES IN       DOLLAR RANGE OF            OVERSEEN BY
                               DOLLAR RANGE OF EQUITY      TAX AWARE SHORT-      EQUITY SECURITIES IN     TRUSTEES IN FAMILY OF
                              SECURITIES IN TAX AWARE    INTERMEDIATE INCOME        TAX AWARE U.S.              INVESTMENT
NAME OF TRUSTEE                 LARGE CAP VALUE FUND              FUND               EQUITY FUND                COMPANIES
---------------
INDEPENDENT TRUSTEES
William J. Armstrong                                                                                          Over $100,000
Roland R. Eppley, Jr.                                                                                         Over $100,000
Dr. Matthew Goldstein                                                                                               $0
Robert J. Higgins                                                                                                   $0
William G. Morton, Jr.                                                                                              $0
Fergus Reid, III                                                                                               $1 - $10,001
James J. Schonbachler                                                                                        $50,001-$100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                                                                      Over $100,000


(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 13 investment companies.


As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS, the Funds' distributor.

Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong, Spalding and Healy are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.
Mr. Healey no longer serves as President of the Board of Trustees and is thus no longer paid for such services.

Trustee aggregate compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2004 are set forth below:



                                     TAX AWARE
                                   INTERNATIONAL
                                   OPPORTUNITIES          TAX AWARE ENHANCED     TAX AWARE DISCIPLINED        TAX AWARE LARGE
NAME OF TRUSTEE                         FUND                  EQUITY FUND             INCOME FUND             CAP GROWTH FUND
---------------               -----------------------    --------------------    ---------------------    ----------------------
NON-INTERESTED TRUSTEES
William J. Armstrong                                $                       $                        $                         $
Roland R. Eppley, Jr.
Ann Maynard Gray
Matthew Healey
Fergus Reid, III
James J. Schonbachler

Robert J. Higgins
Dr. Matthew Goldstein
William G. Morton, Jr.
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                                            TAX AWARE SHORT-                               TOTAL COMPENSATION
                                  TAX AWARE LARGE         INTERMEDIATE INCOME        TAX AWARE U.S.          PAID FROM FUND
NAME OF TRUSTEE                    CAP VALUE FUND                FUND                 EQUITY FUND                COMPLEX
---------------               -----------------------    --------------------    --------------------    -----------------------
NON-INTERESTED TRUSTEES
William J. Armstrong                                $                       $                       $                          $
Roland R. Eppley, Jr.
Ann Maynard Gray
Matthew Healey
Fergus Reid, III
James J. Schonbachler
Robert J. Higgins
Dr. Matthew Goldstein
William G. Morton, Jr.

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.



The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. By April 1, 2004 Messrs. Armstrong, Eppley and Reid had received lump sum payouts of their Plan amounts. Mr. Spalding deferred receipt of his Plan amount pursuant to the Deferred Compensation Plan for Eligible Trustees.


The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.


The Declarations of Trust provide that the Trust will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS


The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their Year of Birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



    NAME (YEAR OF BIRTH)
    POSITIONS HELD WITH                                    PRINCIPAL OCCUPATIONS
     THE FUNDS (SINCE)                                      DURING PAST 5 YEARS
                                                           ---------------------
George C. W. Gatch (1962),          Managing Director, JPMIM, CEO and President of the J.P. Morgan and
President (2001)                    One Group Funds. An employee since 1986, George leads the firm's U.S.
                                    mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                                    Bank. Prior to working in Japan, George established J.P. Morgan
                                    Investment Management's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and
Senior Vice President (2004)*       One Group Mutual Funds from November 2001 until present. From October
                                    1999 to present, Vice President and Treasurer, JPMorgan Funds
                                    Management, Inc., and Vice President and Treasurer, JPMorgan
                                    Distribution Services, Inc.

Patricia A. Maleski (1960),         Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and Head
Vice President and Chief            of Funds Administration and Board Liaison. Prior to joining
Administrative Officer (2004)       J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice President of
                                    Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969);         Director of Mutual Fund Administration, JPMorgan Funds Management,
Treasurer (2004)*                   since January 2004; Ms. Dorsey worked for Bank One Corporation from
                                    January 2003 to January 2004. Prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from September 1992 through December 2002.

Wayne H. Chan (1965),               Vice President and Assistant General Counsel, JPMIM, since September
Vice President and Secretary        2002. Mr. Chan was an associate at the law firm of Shearman &
(2003)                              Sterling from May 2001 through September 2002; Swidler Berlin Shereff
                                    Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott
                                    & Morgan LLP from September 1997 through May 1999.

Avery P. Maher (1945); Vice         Vice President and Assistant General Counsel, JPMIM since 2004;
President and Assistant             Second Vice President and Assistant Secretary of John Hancock
Secretary (2004)                    Advisers, LLC from July 1992 through September 2004.

    NAME (YEAR OF BIRTH)
    POSITIONS HELD WITH                                    PRINCIPAL OCCUPATIONS
     THE FUNDS (SINCE)                                      DURING PAST 5 YEARS
                                                           ---------------------
Elizabeth Davin (1964);             From September, 2004 to present, Senior Counsel, JPMIM. From July
Assistant Secretary                 1999 to August 2004, Ms. Davin was Assistant General Counsel and then
                                    Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc.

Stephen M. Benham (1959);           Vice President and Assistant General Counsel, JPMIM since 2004; Vice
Vice President and Assistant        President (Legal Advisory) of Merrill Lynch Investment Managers, L.P.
Secretary (2004)                    from 2000 to 2004; Attorney associated with Kirkpatrick & Lockhart
                                    LLP from 1997 to 2000.

Jessica K. Ditullio (1962);         Various attorney positions for Bank One Corporation (now known as
Assistant Secretary (2004)*         JPMorgan Chase & Co.) since 1990.

Nancy E. Fields (1949);             From October 1999 to present, Director, Mutual Fund Administration,
Assistant Secretary (2004)*         JPMorgan Funds Management, Inc. and Senior Project Manager, Mutual
                                    Funds, JPMorgan Distribution Services, Inc. From July 1999 to October
                                    1999, Project Manager, One Group, Banc One Investment Advisors
                                    Corporation.

Alaina Metz (1967);                 Vice President, BISYS Fund Services, Inc., since 1995.
Assistant Secretary (2001)*

Martin R. Dean (1963);              Vice President, Regulatory Services of BISYS Fund Services, Inc.,
Assistant Secretary (2004)*         since 1994

Arthur A. Jensen (1966);            Vice President of Financial Services of BISYS Fund Services, Inc.,
Assistant Secretary (2004)*         since June 2001; from 1999 to 2001, Section Manager at Northern Trust
                                    Company; from 1997 to 1999, Accounting Supervisor at Allstate
                                    Insurance Company.

Christopher D. Walsh (1965);        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional
Assistant Treasurer (2004)          and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at
                                    Prudential Investments.

Paul M. DeRusso (1954),             Vice President, JPMIM; Manager of the Budgeting and Expense Group of
Assistant Treasurer (2001)          Funds Administration Group.

Mary D. Squires (1955),             Vice President, JPMIM; Ms. Squires has held numerous financial and
Assistant Treasurer (2001)          operations positions supporting the JPMorgan Chase organization complex.

Stephen M. Ungerman (1953),         Vice President, JPMIM; Fund Administration - Pooled Vehicles. Prior
Chief Compliance Officer            to joining JPMorgan Chase in 2000, he held a number of positions in
(2004)                              Prudential Financial's asset management business, including Assistant
                                    General Counsel, Tax Director and Co-head of Fund Administration;
                                    Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.



*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43271.

As of December 31, 2004, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


The Trusts, JPMIM and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first;
(ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or with a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and
(iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


The Board of Trustees of the Funds has delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and JPMIM, the Fund's principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to the ISS, which will vote in accordance with its own recommendation.


The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines.


     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify Board on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.


     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary board. However, since tiered board are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.


     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.


In accordance with regulations of the SEC, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 are on file with the SEC.

                          PORTFOLIO HOLDINGS DISCLOSURE

          As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, the Funds will make available to the public, upon request to the Funds (1-800-480-4111), a complete, uncertified schedule of its portfolio holdings as of the last day of that prior month.

          The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

          In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review. Additionally, no compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders and its investment adviser, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

          Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

          The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

          Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.


                               INVESTMENT ADVISER


Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), between the Trust on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly-owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

Certain of the assets of employee benefit accounts under Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, NA serves as trustee.

Under separate agreements, JPMorgan Funds Management, Inc. ("JPMFM") (formerly One Group Administrative Services, Inc.), an affiliate of the Adviser and JPMDS, provides certain financial, fund accounting, record keeping and administrative services to the Trust, the Corporation and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent for the Funds. See the "Administrator," "Shareholder Servicing" and "Custodian" sections.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Portfolio Transactions section."

The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

On August 19, 2004, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.


The table below sets forth the amounts paid by the Funds or accrued to JPMIM, (waived amounts in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                             FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                                 10/31/02                   10/31/03                   10/31/04
                                        -------------------------------------------------------------------------------
                                            PAID/                      PAID/                       PAID/
                                           ACCRUED       WAIVED       ACCRUED       WAIVED        ACCRUED      WAIVED
                                        -------------------------------------------------------------------------------
Tax Aware International Opportunities
Fund                                      $   1,550     $  (274)      $ 1,143      $   (227)
Tax Aware Disciplined Equity Fund               935           -           655             -

Tax Aware Enhanced Income Fund                3,841        (887)        5,699          (814)
Tax Aware Short-Intermediate Income
Fund *                                          N/A         N/A           658           (53)

Tax Aware U.S. Equity Fund                    1,126           -         2,218             -



                                    FISCAL PERIOD FROM       FISCAL PERIOD FROM
                                      11/1/01 THROUGH          1/1/02 THROUGH         FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                         12/31/01**              10/31/02 ***             10/31/03               10/31/04
                                   -------------------------------------------------------------------------------------------
                                    PAID/                    PAID/                    PAID/                   PAID/
                                   ACCRUED      WAIVED      ACCRUED      WAIVED      ACCRUED      WAIVED     ACCRUED    WAIVED
                                   -------------------------------------------------------------------------------------------
Tax Aware Large Cap Growth
Fund                               $   295      $   (7)     $  1,098     $  (10)    $   1,045     $   -

Tax Aware Large Cap Value
Fund                                   281         (84)        1,240       (128)        1,326        (4)



* The Fund commenced operations on 12/20/02.
** The Funds changed their fiscal year end from October 31 to December 31.

*** The Funds changed their fiscal year end from December 31 to October 31.


The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information".

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.


As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees have requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.


In approving the Advisory Agreements, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates, revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services and its ability to retain and attract qualified personnel to manage each Fund.

In reaching its decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                  ADMINISTRATOR

Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust on behalf of the Funds and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Pursuant to the Administration Agreement, JPMFM will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex and 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

Prior to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the administration agreements, JPMorgan Chase Bank received from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).



                                              FISCAL YEAR ENDED       FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                   10/31/02               10/31/03              10/31/04
                                               PAID/                   PAID/                 PAID/
                                              ACCRUED     WAIVED      ACCRUED    WAIVED     ACCRUED    WAIVED
Tax Aware International Opportunities
Fund                                          $   273    $   (124)    $   202   $   (192)
Tax Aware Disciplined Equity Fund                 401        (119)        281       (110)

Tax Aware Enhanced Income Fund                  2,304      (2,031)      3,420     (3,419)
Tax Aware Short-Intermediate Income
Fund *                                            N/A         N/A         395       (370)

Tax Aware U.S. Equity Fund                        375        (230)        739       (416)

                                               FISCAL PERIOD FROM     FISCAL PERIOD FROM
                                                 11/1/01 THROUGH        1/1/02 THROUGH      FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                   12/31/01 **           10/31/02 ***            10/31/03             10/31/04
                                               PAID/                   PAID/                  PAID/               PAID/
                                              ACCRUED      WAIVED     ACCRUED    WAIVED      ACCRUED   WAIVED    ACCRUED    WAIVED
Tax Aware Large Cap Growth Fund               $   111      $  (30)    $   412   $   (106)    $  392     $  -
Tax Aware Large Cap Value Fund                    105         (28)        465        (54)       497        -



* The Fund commenced operations on 12/20/02.
** The Funds changed their fiscal year end from October 31 to December 31. *** The Funds changed their fiscal year end from December 31 to October 31.


                                   DISTRIBUTOR


JPMDS serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and JPMDS. Under the terms of the Distribution Agreement between JPMDS and the Trust, JPMDS receives no compensation in its capacity as the Trust's distributor. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned indirect subsidiary of The BISYS Group, Inc., served as the Trust's distributor.


                                DISTRIBUTION PLAN


The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively the "Distribution Plans") on behalf of the Class A, Class B and Class C Shares of the Funds, as applicable, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth in their respective Prospectuses. JPMDS may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class A Shares pay a Distribution Fee of up to 0.25% and Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.75% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares of the Funds are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payments could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.


Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


The Distribution Plans provide that they will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees").

The Distribution Plans require that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plans. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or, of a by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plans, and for the first two years such copies will be preserved in an easily accessible place.

The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by the Trust with respect to the classes of Shares specified above.

Expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Fund shares under the Distribution Plan during the fiscal year ended 10/31/04:



TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

Advertising and Sales Literature                                           $
B Share Financing Charges
Compensation to dealers
Compensation to sales personnel
Equipment, supplies and other
Printing, production and mailing of prospectuses to
other than shareholders
TAX AWARE ENHANCED INCOME FUND
Advertising and Sales Literature                                           $   2
B Share Financing Charges                                                      -
Compensation to dealers

Compensation to sales personnel
Equipment, supplies and other
Printing, production and mailing of prospectuses to
other than shareholders
TAX AWARE U.S. EQUITY FUND
Advertising and Sales Literature                                           $
B Share Financing Charges
Compensation to dealers
Compensation to sales personnel
Equipment, supplies and other
Printing, production and mailing of prospectuses to
other than shareholders



The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):



                                                     FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                         10/31/02              10/31/03              10/31/04
                                                      PAID/                 PAID/                 PAID/
                                                     ACCRUED    WAIVED     ACCRUED    WAIVED     ACCRUED    WAIVED
TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
   Class A Shares                                    $    19               $  16                 $          $
   Class B Shares**                                        -*        -         -*
   Class C Shares**                                        -*        -         -*
TAX AWARE ENHANCED INCOME FUND
   Class A Shares                                         27         -        55
TAX AWARE U.S. EQUITY FUND
   Class A Shares                                         10         -        11
   Class B Shares                                         19         -        22
   Class C Shares                                          2         -         2



* Amount rounds to less than one thousand.
**Classes ceased operations as of 9/12/03.


                                    CUSTODIAN


Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.


For fund accounting services, each Fund, except the Tax Aware International Opportunities Fund and Tax Aware Enhanced Income Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

For fund accounting services, the Tax Aware International Opportunities Fund, pays to JPMorgan Chase Bank the higher of (a) the Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

For fund accounting services, the Tax Aware Enhanced Income Fund, pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Prior to February 19, 2005, DST Systems, Inc. served as each Fund's transfer and dividend disbursing agent.


                              SHAREHOLDER SERVICING


The Trust on behalf of each of the Funds has entered into a shareholder servicing agreement with JPMDS. Under the agreement, JPMDS is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing JPMDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities law.

Under the shareholder servicing agreement, each Fund has agreed to pay JPMDS for these services a fee at the rate of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares, a fee of 0.10% for the Institutional Shares and a fee of 0.05% for Ultra Shares, as applicable, expressed as a percentage of the average daily net asset values of Fund shares. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25%, 0.10% or 0.05% annual fee, as applicable, to such entities for performing shareholder and administrative services. JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreement with respect to each Fund on a month-to-month basis.

Prior to February 19, 2005, JPMorgan Chase Bank served as the shareholder servicing agent TO the Funds.


The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund or accrued to JPMorgan Chase Bank for the periods indicated (amounts in thousands):

                                      FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                          10/31/02                  10/31/03                10/31/04
                                  --------------------------------------------------------------------------
                                      PAID/                     PAID/                    PAID/
                                     ACCRUED       WAIVED      ACCRUED       WAIVED     ACCRUED     WAIVED
                                  --------------------------------------------------------------------------
Tax Aware International
Opportunities Fund
   Class A Shares                    $    18     $      -      $    16     $    (14)
   Class B Shares ~                        -^           -            -^           -^
   Class C Shares ~                        -^           -            -^           -^
   Institutional Class Shares            175         (175)         128         (125)
Tax Aware Disciplined Equity Fund
   Institutional Class Shares            267         (267)         187         (187)
Tax Aware Enhanced Income Fund
   Class A Shares                         27           (1)          55          (15)
   Institutional Class Shares          1,307       (1,305)       1,888       (1,840)
   Select Class Shares                   545          (19)         923          (14)
Tax Aware Short-Intermediate
Income Fund *
   Institutional Class Shares                                      175         (113)
   Select Class Shares                                             221          (64)
Tax Aware U.S. Equity Fund
   Class A Shares                         10           (9)          11          (11)
   Class B Shares                          6           (6)           7           (7)
   Class C Shares                          1            -^           1           (1)
   Institutional Class Shares             39          (16)          68           (5)
   Select Class Shares                   511          (89)       1,044          (28)



                             FISCAL PERIOD FROM
                                   1/1/01            FISCAL PERIOD FROM 1/1/02       FISCAL YEAR ENDED         FISCAL YEAR ENDED
                             THROUGH 12/31/01 **       THROUGH 10/31/02 ***              10/31/03                  10/31/04
                          --------------------------------------------------------------------------------------------------------
                             PAID/                     PAID/                        PAID/                      PAID/
                            ACCRUED       WAIVED      ACCRUED        WAIVED        ACCRUED        WAIVED      ACCRUED     WAIVED
                          --------------------------------------------------------------------------------------------------------
Tax Aware Large Cap
Growth Fund
   Select Shares            $   185       $ (185)         686       $  (364)       $   653        $  (52)
Tax Aware Large Cap
Value Fund
   Select Shares                176            -          775             -            829            (2)



* The Fund commenced operations on 12/20/02.
** The Funds changed their fiscal year end from October 31 to December 31. *** The Funds changed their fiscal year end from December 31 to October 31.

^ Amount rounds to less than one thousand.
~ Classes ceased operations as of 9/12/03


Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMDS may from time to time, at its own expense out of compensation retained by it from the Funds or from other sources available to it, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or their shareholders, since it will be paid by JPMDS.

JPMDS, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES


The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediaries, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or the clients of the Financial Intermediaries may reasonably request and agree upon with the financial professional.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMDS.

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when Financial Intermediaries or, if applicable, a Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMIM from time to time.

Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

REVENUE SHARING ARRANGEMENTS WITH FINANCIAL INSTITUTIONS. Revenue sharing payments to financial institutions are usually structured in one of three ways:
(i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds receive a 1% finder's fee. For sales over $2.5 million to $10 million, such Financial Intermediary receives a 0.75% basis points finder's fee. For sales over $10 million to up to $50 million, such Financial Intermediary receives a 0.50% basis points finder's fee. For sales of $50 million or more, such Financial Intermediary receives a 0.20% basis points finder's fee.

JPMDS reserves the right to alter or change the finders' fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts;
(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Trusts and the Funds are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds Services may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application.

An investor may buy shares in a Fund: (i) through a Financial Intermediary or service organization, as applicable; (ii) through the Distributor by calling JPMorgan Funds Services; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the Systematic Investment Plan. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Valuation". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.


Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.


SPECIAL NOTE REGARDING PURCHASE LIMIT ON CLASS B SHARES. Individual investments in Class B shares are limited to no more than $99,999. However, two or more purchases which are each under $99,999 but which cumulatively amount to an investment of more than $99,999 are not automatically detected, including shares purchased through a systematic investment plan. Purchases in multiple Funds and purchases in multiple accounts in the same Fund are not automatically aggregated. You should carefully consider whether two or more purchases (whether in multiple accounts in the same Fund or in multiple different Funds) totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that may be linked together for the purposes of determining whether the application of Right of Accumulation or the use of a Letter of Intent would make Class A shares a more suitable investment than Class B shares.

EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of other JPMorgan Funds as indicated in the Prospectuses that offer such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. JPMorgan Chase may discontinue this exchange privilege at any time.

Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the JPMorgan Fund exchanged into are permitted to be offered or sold where the exchange is to be made. Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirement. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.




Class B shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.




The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a broker or agent.


REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the JPMorgan Tax Aware International Opportunities Fund purchased after [February 18, 2004] and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative or other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the One Group Investor Balanced Fund, One Group Investor Conservative Growth Fund, One Group Investor Growth Fund and One Group Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares received by the Funds, or by a Financial Intermediary authorized to receive such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is received by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to receive purchase, exchange and redemption orders from investors are permitted to transmit those orders that are received by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.


                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Matters" in the respective Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE




The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.


The value of investments listed on a U.S. or Canadian securities exchange or the National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price.

Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's NAV. Non-listed OTC options and swaps shall be valued at the evaluated price provided by a counterparty or third-party broker.


Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed.


The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange. If, on the valuation date, there is no last sale, there is no bid or ask quotation, or the last sale for local shares is less than or equal to the mean of the bid or ask quotation, the value of the security shall be at the last sale price on the primary exchange up to five days prior to the valuation date unless a fair valuation condition exists.. Foreign listed shares for which the foreign ownership limit has not been reached shall be valued pari passu with the local shares. Foreign listed shares for which the foreign ownership limit has been reached and there are also locally traded shares shall generally be valued at the price of the last sale of the foreign listed shares on the primary exchange before the time when the net assets of the Funds are valued. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

Fixed income securities with a maturity of 61 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. It is anticipated that such pricing services will generally provide bid-side quotations, rather than ask or the average of bid and ask quotations. If a pricing service is unable to provide a price, the Adviser shall provide a broker contact name who trades the security and is able to provide a market quotation. If such prices are not supplied by the Funds' third party pricing services, or the quotation is determined not to be accurate by the Adviser, the portfolio security shall be valued in accordance with fair value procedures adopted by the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.


Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.


Listed options on debt securities traded on U.S. options exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


                             PORTFOLIO TRANSACTIONS

On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies--Portfolio Turnover".


In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer, which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with JPMorgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from JPMDS or any of its affiliates.

          The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                           FISCAL YEAR ENDED    FISCAL YEAR       FISCAL YEAR
                                                               10/31/02        ENDED 10/31/03    ENDED 10/31/04
                                                         -------------------------------------------------------
TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
            Total Brokerage Commissions                           $      536   $          417       $
            Brokerage Commissions to Affiliated
            Broker/Dealer                                                  1                -
            Tax Aware Disciplined Equity Fund
            Total Brokerage Commissions                                  318              112
            Brokerage Commissions to Affiliated
            Broker/Dealer                                                  1                 ^
TAX AWARE ENHANCED INCOME FUND
            Total Brokerage Commissions                                  387              496
            Brokerage Commissions to Affiliated
            Broker/Dealer                                                  1                -
TAX AWARE SHORT-INTERMEDIATE INCOME FUND *
            Total Brokerage Commissions                                  N/A               69
            Brokerage Commissions to Affiliated
            Broker/Dealer                                                N/A                -
TAX AWARE U.S. EQUITY FUND
            Total Brokerage Commissions                                  140              259
            Brokerage Commissions to Affiliated
            Broker/Dealer                                                 44               40



I.



                                                   FISCAL PERIOD     FISCAL PERIOD
                                                    FROM 11/1/01      FROM 1/1/02         FISCAL YEAR    FISCAL YEAR
                                                      THROUGH           THROUGH              ENDED          ENDED
                                                     12/31/01 **      10/31/02 ***         10/31/03       10/31/04
                                                   -------------------------------------------------------------------
TAX AWARE LARGE CAP GROWTH FUND
      Total Brokerage Commissions                    $     53           $    127          $     178       $
      Brokerage Commissions to Affiliated
      Broker/Dealer                                                           41                  4
TAX AWARE LARGE CAP VALUE FUND
      Total Brokerage Commissions                           5                208                249
      Brokerage Commissions to Affiliated
      Broker/Dealer                                                           34                 10



* The Fund commenced operations on 12/20/02.

** The Funds changed their fiscal year end from October 31 to December 31. *** The Funds changed their fiscal year end from December 31 to October 31.

^ Amount rounds to less than one thousand.


Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by JPMIM, and does not reduce the advisory fees payable to JPMIM by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

In an effort to minimize the potential conflicts of interest that arise with the types of "soft-dollar" transactions described above:

     - Beginning on February 19, 2005, JPMIM will not enter into any new soft-dollar arrangement with respect to its U.S. mutual fund clients whereby a broker is paying for services; and

     - All soft-dollar arrangements with respect to U.S. mutual fund clients that were in existence as of February 19, 2005 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by JPMIM.

Because JPMIM may have soft-dollar commitments with respect to U.S. mutual fund clients that were entered into prior to February 19, 2005, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until a later date. In addition, JPMIM may have unused soft dollar credits with respect to U.S. mutual fund clients in connection with brokerage commissions for periods prior to February 19, 2005. Such soft dollar credits will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, JPMIM entered into soft-dollar arrangements for services that were provided by brokers prior to February 19, 2005, but for which JPMIM has not yet fulfilled its soft-dollar commitments under those arrangements.

While JPMIM is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset) with respect to its U.S. mutual fund clients. JPMIM will continue to have some soft-dollar arrangements for other clients and for broker research, including research provided by third party brokers. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they or another broker provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, JPMIM will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution. During the last fiscal year, JPMIM paid $[___] to brokers for third party research.

In the last fiscal year, JPMIM paid brokerage commissions to brokers who provided research services to JPMIM. For the fiscal year ended [________], total compensation paid to such brokers by the Funds amounted to $[_____].


                               MASSACHUSETTS TRUST

The Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust is designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

The Trust's Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


                              DESCRIPTION OF SHARES


The Trust is an open-end management investment company organized as a Massachusetts business trust. Each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

Shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.


Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

Shareholders of each Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of [nine] series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".




                          DISTRIBUTIONS AND TAX MATTERS


The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. This section is based on the Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a RIC under Subchapter M of the Code. As a RIC, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer, (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.


Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and/or short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


The Tax Aware Enhanced Income Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, ether or not distributed to the Fund.

Alternatively, the Fund may be allowed to "mark-to-market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year an distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by each Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.


Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):


                                                                            EXPIRES
                                                       --------------------------------
TAX AWARE INTERNATIONAL OPPORTUNITIES FUND                    (12,667)      10/31/09
                                                              (27,648)      10/31/10
                                                              (17,231)      10/31/11
                                                       --------------
                                                              (57,547)
                                                       ==============

TAX AWARE DISCIPLINED EQUITY FUND                                (802)      10/31/06
                                                              (23,888)      10/31/08
                                                              (36,384)      10/31/09
                                                              (50,933)      10/31/10
                                                              (15,933)      10/31/11
                                                       --------------
                                             Remaining       (127,940)
                                                       ==============

TAX AWARE ENHANCED INCOME                                      (1,458)      10/31/10
                                                               (6,200)      10/31/11
                                                       --------------
                                             Remaining         (7,658)
                                                       ==============

TAX AWARE LARGE CAP GROWTH                                    (50,266)      10/31/09
                                                              (37,057)      10/31/10
                                                              (30,037)      10/31/11
                                                       --------------
                                             Remaining       (117,359)
                                                       ==============

TAX AWARE LARGE CAP VALUE                                        (461)      10/31/09
                                                              (27,000)      10/31/10
                                                               (9,355)      10/31/11
                                                       --------------
                                             Remaining        (36,816)
                                                       ==============

TAX AWARE SHORT- INTERMEDIATE INCOME FUND                      (4,406)      10/31/11
                                                       --------------
                                             Remaining         (4,406)
                                                       ==============

TAX AWARE U.S. EQUITY FUND                                        (81)      10/31/05
                                                                 (498)      10/31/06
                                                              (21,834)      10/31/07
                                                               (6,281)      10/31/08
                                                              (21,016)      10/31/09
                                                              (28,103)      10/31/10
                                                              (10,218)      10/31/11
                                                       --------------
                                             Remaining        (88,032)*
                                                       ==============

* The above capital loss carryover includes 37,151,475 of losses acquired from JPMorgan Select Large Cap Equity Fund.


If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as qualified dividend income, as discussed, below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON RICS. A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of qualified dividend income and capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by each Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which each Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund's shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by each Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.


Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING. A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may refunded or be credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.


FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by such foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, exempt-interest dividends and capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


FOREIGN TAXES. Each Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds. Most states provide that a Fund may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION


As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

Telephone calls to the Funds, the Funds' service providers or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Funds or JPMDS. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

PRINCIPAL HOLDERS. As of January __, 2005, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Funds.



     FUND NAME AND SHARE CLASS        NAME OF OWNER          PERCENTAGE OF SHARES OWNED
-------------------------------------------------------------------------------------------




The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                              FINANCIAL STATEMENTS


As of the date of this SAI, the Funds' have not commenced operations and therefore do not have financial statements. The financial statements of the predecessor Funds and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the predecessor Funds' October 31, 2004 annual report filing made with the SEC on December 31, 2004 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The foregoing financial reports are available without charge upon request by calling JPMorgan Funds at
(800) 766-7722 for Institutional Class Shares and (800) 480-4111 for Select Class, Class A, Class B or Class C Shares.


TRUST                                     ACCESSION NUMBER
------------------------------------------------------------------------
J.P. Morgan Institutional Funds           0001047469-03-042431
J.P. Morgan Mutual Fund Group             0001047469-03-042437
J.P. Morgan Mutual Fund Select Group      0001047469-03-042433
J.P. Morgan Series Trust                  0001047469-03-042435

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

                          CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND
                             TAX-EXEMPT DEMAND BONDS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

----------

* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

      DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates an issuer has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

A-2--This rating indicates an issuer has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

                          CORPORATE AND MUNICIPAL BONDS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                COMMERCIAL PAPER, INCLUDING TAX EXEMPT SECURITIES

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

Leading market positions in well established industries. High rates of return on funds employed. Conservative capitalization structures with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned to an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

The VMIG rating is amended with a prefix denoting the long-term quality of the issuer, for instance Aaa/VMIG-1 or Aa/VMIG-1.

Fitch

Description of Fitch's Two Highest Commercial Paper Ratings

Fitch's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Fitch's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          CORPORATE AND MUNICIPAL BONDS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                           J.P. MORGAN SPECIALTY FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION


                                February 19, 2005


                       J.P. MORGAN SERIES TRUST ("JPMST")
                   JPMorgan Global 50 Fund ("Global 50 Fund")
           JPMorgan Global Healthcare Fund ("Global Healthcare Fund")
              JPMorgan Market Neutral Fund ("Market Neutral Fund")


                  (each a "Fund" and collectively, the "Funds")


This Statement of Additional Information ("SAI") is not a prospectus, but contains additional information which should be read in conjunction with the prospectuses dated February 19, 2005 ("Prospectuses") for the Funds, as supplemented from time to time. Additionally, this SAI incorporates by reference the Financial Statements dated October 31, 2004 ("Financial Statements") included in the Shareholder Reports related to the Funds. The Prospectuses and Financial Statements, including the Independent Registered Public Accountants' Reports are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Funds or the Financial Statements, simply write or call:

                                 JPMorgan Funds
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111


                                                                       SAI-SPEC-

TABLE OF CONTENTS


                                                                            PAGE
GENERAL                                                                        3
INVESTMENT STRATEGIES AND POLICIES                                             4
INVESTMENT RESTRICTIONS                                                       22
TRUSTEES                                                                      24
OFFICERS                                                                      30
CODES OF ETHICS                                                               32
PROXY VOTING PROCEDURES AND GUIDELINES                                        33
PORTFOLIO HOLDINGS DISCLOSURE                                                 36
INVESTMENT ADVISER                                                            37
ADMINISTRATOR                                                                 40
DISTRIBUTOR                                                                   41
DISTRIBUTION PLAN                                                             42
CUSTODIAN                                                                     44
SECURITIES LENDING AGENT                                                      45
TRANSFER AGENT                                                                45
SHAREHOLDER SERVICING                                                         46
EXPENSES                                                                      48
FINANCIAL INTERMEDIARIES                                                      48
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 49
PURCHASES, REDEMPTIONS AND EXCHANGES                                          49
DIVIDENDS AND DISTRIBUTIONS                                                   53
NET ASSET VALUE                                                               53
PORTFOLIO TRANSACTIONS                                                        55
MASSACHUSETTS TRUST                                                           58
DESCRIPTION OF SHARES                                                         59
DISTRIBUTIONS AND TAX MATTERS                                                 61
ADDITIONAL INFORMATION                                                        67
FINANCIAL STATEMENTS                                                          67
APPENDIX A -DESCRIPTION OF SECURITY RATINGS                                  A-1

                                     GENERAL

     This Statement of Additional Information ("SAI") describes the financial history, investment strategies and policies, management and operation of the Global 50 Fund, Global Healthcare Fund and Market Neutral Fund (each a "Fund," collectively the "Funds") in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     The Funds are series of J. P. Morgan Series Trust (the "Trust"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts. On January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J. P. Morgan Series Trust. " Each Fund is a separate series of the Trust. The Funds are advised by
J. P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     The Board of Trustees of the Trust has authorized the issuance and sale of the following classes of shares of the Funds:



      Global 50 Fund                  Select Class and Class A

      Global Healthcare Fund          Select Class, Class A, Class B and Class C

      Market Neutral Fund             Class A, Class B and Institutional Class



     In addition to these Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

     Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:



NAME OF FUND AS OF DECEMBER 28, 2004   NAME OF FUND EFFECTIVE FEBRUARY 19, 2005
--------------------------------------------------------------------------------
JPMorgan Global 50 Fund                JPMorgan International Opportunities Fund
                                       (a series of J. P. Morgan Institutional
                                       Funds ("JPMIF")



     The shares of the Funds are collectively referred to in this SAI as the "Shares ".

     PENDING TRANSACTIONS. On August 19, 2004, the Board of Trustees of the Trust approved the reorganization and redomiciliation of the Funds as series of
J. P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

     On August 19, 2004, the Board of Trustees of the Trust also approved merger transactions involving one of the Funds included in this SAI. The proposed target and acquiring fund for the proposed merger transaction are shown in the table below.

ACQUIRED FUND                      ACQUIRING FUND
--------------------------------------------------------------------------------
Global 50 Fund      MERGES WITH    International Opportunities Fund (a series
                     AND INTO      of JPMIF)



     Special meetings of shareholders the Trust have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to the Global 50 Fund. If these proposals are approved by shareholders of the affected Fund, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

     If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS APPROVE the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS DO NOT APPROVE the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund DO NOT APPROVE the Shell Reorganization with respect to that Fund, the Fund will remain a series of the current Trust.

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

     The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectuses.

                               CURRENCY MANAGEMENT

     The Adviser actively manages the currency exposure of the investments made by the Global 50 and Global Healthcare Funds with the goal of protecting and possibly enhancing the Funds' total returns. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with each Fund's investment strategy.

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              COMMON STOCK WARRANTS

     The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS


     FOREIGN SECURITIES. The Global 50 and Global Healthcare Funds will make substantial investments in foreign countries. The Market Neutral Fund may invest up to 20% of its assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations.

     Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

     Since investments by the Global 50 and Global Healthcare Funds in foreign securities may involve foreign currencies, the value of the Global 50 and Global Healthcare Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Global 50 and Global Healthcare Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Global 50 and Global Healthcare Funds' currency exposure related to foreign investments.

     Although the Global 50 and Global Healthcare Funds intend to invest primarily in companies in developed countries, the Global 50 and Global Healthcare Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Global 50 and Global Healthcare Funds' investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Global 50 and Global Healthcare Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and the Global 50 and Global Healthcare Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Global 50 and Global Healthcare Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Global 50 and Global Healthcare Funds may enter from time to time into foreign currency exchange transactions. The Global 50 and Global Healthcare Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the Global 50 and Global Healthcare Funds' spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.


     A forward foreign currency exchange contract is an obligation by a fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the of Global 50 and Global Healthcare Funds in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Global 50 and Global Healthcare Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce the Global 50 and Global Healthcare Funds' foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for U.S. dollars. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Global 50 and Global Healthcare Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.


     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


                            MONEY MARKET INSTRUMENTS


     Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Funds may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association ("Fannie Maes"), which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The Global 50 and Global Healthcare Funds may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments-Sovereign Obligations."

     BANK OBLIGATIONS. The Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. The Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

     The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment adviser to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser, to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

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     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a)
will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES


     CORPORATE BONDS. The Global 50 and Global Healthcare Funds may, although they have no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Adviser believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

     CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Funds will not invest in debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     The Funds may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Funds, and the corporate issuer. At times, the Funds may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Funds' ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Adviser will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Adviser and monitored by the Board of Trustees. See "Additional Investments - Illiquid Investments; Privately Placed and Certain Unregistered Securities."

     MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. SMBSs are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid securities. The Adviser may determine that SMBSs which are U.S. government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Funds will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Funds will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Funds may invest are subject to the Funds' overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                                  SHORT SELLING


     The Market Neutral Fund will engage heavily in short selling. In these transactions, the Market Neutral Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the stock at the time of the short sale.

     The Market Neutral Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Market Neutral Fund may not always be able to borrow a security it wants to sell short. The Market Neutral Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Market Neutral Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The Market Neutral Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the Market Neutral Fund's net assets. The Market Neutral Fund also may make short sales "against the box," in which the Market Neutral Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.


                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities. No interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and consistent with its investment objective and strategies. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The Securities and Exchange Commission (the "SEC") has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.


     REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales prices plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


     LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities, which occurs during the term of the loan, inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Board of Trustee, employee or other affiliate of the Funds, the Adviser or the JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

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     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy restriction, the Fund may acquire investments that are illiquid or have limited liquidity, such as certain private placements or investments that are not registered under the 1933 Act, and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


                    QUALITY AND DIVERSIFICATION REQUIREMENTS


     The Global Healthcare Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Global Healthcare Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

     The Global 50 and Market Neutral Funds intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. Government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.


                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. Exchange-traded options are obligations of the Options Clearing Corporation. In the case of OTC options, the Fund relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indices of fixed income securities and indices of equity securities.


     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the interpretations of the SEC thereunder.


     COMBINED POSITIONS. The Funds are permitted to purchase and write options in combination with other series of the Trust, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.


     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange-Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the

Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS


     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that the specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month London Interbank Offered Rate ("LIBOR")) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with a Fund's security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

     Each Fund will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreement related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (i.e., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Board of Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors and collars may impose limitations on the extent to which a Fund may engage in such transactions.


                                 RISK MANAGEMENT


     Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                          FISCAL YEAR              FISCAL YEAR
                                             ENDED                    ENDED
                                           10/31/03                 10/31/04
--------------------------------------------------------------------------------
Global 50 Fund                                91%                     [ ]%

Global Healthcare Fund                        56%                     [ ]%

Market Neutral Fund                          114%                     [ ]%



                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


   FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Global 50 Fund and Market Neutral Fund:

     (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act and
     (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

The Global Healthcare Fund:

     (1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except for securities of issuers in the healthcare sector and as otherwise permitted by the SEC.

Each Fund:

     (1) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
     (2) May not borrow money, except to the extent permitted by applicable law;
     (3) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
     (4) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
     (5) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
     (6) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Board of Trustees of the Funds without shareholder approval. These non-fundamental investment restrictions require that the Funds:

     (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     (ii) May not purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;
     (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;
     (iv) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on
            Section 12(d)(1)(F) or 12 (d)(1)(G) of the 1940 Act.


     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

     For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


                                    TRUSTEES

     The names of the Trustees of the Funds, together with information regarding their year of birth, the date each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                        FUND
    NAME (YEAR OF BIRTH);                                            COMPLEX(1)
  POSITIONS WITH THE TRUST               PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS HELD
          (SINCE)                         DURING PAST 5 YEARS          TRUSTEE           OUTSIDE FUND COMPLEX
-------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG (1941);          Retired. Vice-President &          70         None.
Trustee of Trust since 2001.          Treasurer of Ingersoll-Rand
                                      Company (manufacturer of
                                      industrial equipment)
                                      (1972-2000).

ROLAND R. EPPLEY, JR. (1932);         Retired.                           70         Director of Janel Hydro Inc.
Trustee of Trust since 2001.                                                        (automotive) (1993-present).

DR. MATTHEW GOLDSTEIN (1941);         Chancellor of the City             70         Trustee of Bronx-Lebanon
Trustee of the Trust since 2003.      University of New York                        Hospital Center (1992-present);
                                      (1999-present); President,                    Director of New Plan Excel
                                      Adelphi University (New                       Realty Trust, Inc. (real estate
                                      York) (1998-1999).                            investment trust)
                                                                                    (2000-present); Director of
                                                                                    Lincoln Center Institute for
                                                                                    the Arts in Education
                                                                                    (1999-present).

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                        FUND
    NAME (YEAR OF BIRTH);                                            COMPLEX(1)
  POSITIONS WITH THE TRUST               PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS HELD
          (SINCE)                         DURING PAST 5 YEARS          TRUSTEE           OUTSIDE FUND COMPLEX
--------------------------------------------------------------------------------------------------------------------
ROBERT J. HIGGINS (1945);             Retired; Director of               70         Director of Providian Financial
Trustee of the Trust since 2002       Administration of the State                   Corp. (banking) (2002-present).
                                      of Rhode Island
                                      (2003-2004); President -
                                      Consumer Banking and
                                      Investment Services Fleet
                                      Boston Financial
                                      (1971-2002).

WILLIAM G. MORTON, JR. (1937);        Retired; Chairman Emeritus         70         Director of Radio Shack
Trustee of the Trust since 2003       (2001-2002), and Chairman                     Corporation (electronics)
                                      and Chief Executive                           (1987-present); Director of The
                                      Officer, Boston Stock                         National Football Foundation
                                      Exchange (1985-2001).                         and College Hall of Fame
                                                                                    (1994-present); Trustee of the
                                                                                    Berklee College of Music
                                                                                    (1998-present); Trustee of the
                                                                                    Stratton Mountain School
                                                                                    (2001-present).

FERGUS REID, III (1932); Trustee of   Chairman of Lumelite               70         Trustee of Morgan Stanley Funds
the Trust and Chairman of the Board   Corporation (plastics                         (209 portfolios) (1995-present).
of Trustees since 2001                manufacturing)
                                      (2003-present); Chairman
                                      and CEO of Lumelite
                                      Corporation (1985-2002).

JAMES J. SCHONBACHLER (1943);         Retired; Managing Director         70         None.
Trustee of the Trust since 2001       of Bankers Trust Company
                                      (financial services)
                                      (1968-1998).

                                                 INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.* (1935);     Retired; Chief Executive           70         None.
Trustee of the Trust since 2001       Officer of Chase Mutual
                                      Funds (investment company)
                                      (1989-1998); President &
                                      Chief Executive Officer of
                                      Vista Capital Management
                                      (investment management)
                                      (1990-1998); Chief
                                      Investment Executive of
                                      Chase Manhattan Private
                                      Bank (investment
                                      management) (1990-1998).

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes 14 investment companies.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

                               STANDING COMMITTEES

     The Board of Trustees currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent accountants;
(ii) to oversee the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met 4 times during the fiscal year ended October 31, 2004.

     The members of the Valuation Committee are Mr. Reid (Chairman), Messrs. Higgins and Morton. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended October 31, 2004.

     The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met one time during the fiscal year ended October 31, 2004.

     The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees' compensation; and
(v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met once during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     At the special meeting of shareholders scheduled to be held on January 20, 2005, shareholders of record of the Trust on October 27, 2004 will be asked to elect trustees.

     The following table shows each Trustee's beneficial ownership as of December 31, 2004 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):



                                                DOLLAR           DOLLAR
                                               RANGE OF         RANGE OF       AGGREGATE OWNERSHIP OF ALL
                            DOLLAR RANGE       EQUITIES         EQUITIES          REGISTERED INVESTMENT
                             OF EQUITIES     SECURITIES IN    SECURITIES IN             COMPANIES
                            SECURITIES IN     THE GLOBAL       THE MARKET        OVERSEEN BY TRUSTEE IN
                            THE GLOBAL 50     HEALTHCARE         NEUTRAL                FAMILY OF
NAME OF TRUSTEE                 FUND             FUND             FUND           INVESTMENT COMPANIES(1)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

INTERESTED TRUSTEES

Leonard M. Spalding, Jr.



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes 14 investment companies.

     As of December 31, 2004, none of the Independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, is set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                              GLOBAL                       TOTAL COMPENSATION
                              GLOBAL 50     HEALTHCARE       MARKET         PAID FROM "FUND
NAMES OF TRUSTEE                FUND           FUND       NEUTRAL FUND         COMPLEX(1)"
-----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

INTERESTED TRUSTEES

Leonard M. Spalding, Jr.



 (1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes 14 investment companies.

     The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. By April 1, 2004 Messrs. Armstrong, Eppley and Reid had received lump sum payouts of their Plan amounts. Mr. Spalding deferred receipt of his Plan amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring

Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

          The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                        DURING PAST 5 YEARS
       -----------------                        -------------------
George C.W. Gatch (1962),         Managing Director, JPMIM, CEO and President of
President (2001)                  the J.P. Morgan and One Group Funds. An
                                  employee since 1986, Mr. Gatch leads the
                                  firm's U.S. mutual fund and financial
                                  intermediary business. He was previously
                                  president and CEO of DKB Morgan, a Japanese
                                  mutual fund company, which was a joint venture
                                  between J.P. Morgan and Dai-Ichi Kangyo Bank.
                                  Prior to working in Japan, Mr. Gatch
                                  established JPMIM's sub-advisory and
                                  institutional mutual funds business. He has
                                  also held numerous positions throughout the
                                  firm in business management, marketing, and
                                  sales.

Robert L. Young (1963),           Chief Operating Officer, JPMorgan Funds
Senior Vice President (2004)*     (August 2004 to present) and One Group Mutual
                                  Funds from November 2001 until present. From
                                  October 1999 to present, Vice President and
                                  Treasurer, One Group Administrative Services,
                                  Inc., and Vice President and Treasurer, One
                                  Group Dealer Services, Inc.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                        DURING PAST 5 YEARS
       -----------------                        -------------------
Patricia A. Maleski (1960),       Vice President, JPMIM; Previously, Treasurer,
Vice President and Chief          JPMorgan Funds and Head of Funds
Administrative Officer  (2004)    Administration and Board Liaison. Prior to
                                  joining J.P. Morgan Chase & Co. in 2001, Ms.
                                  Maleski was the Vice President of Finance for
                                  the Pierpont Group, Inc., a service provider
                                  to the Board of Directors/Trustees of the
                                  JPMorgan Funds.

Wayne H. Chan (1965),             Vice President and Assistant General Counsel,
Secretary (2004)                  JPMIM, since September 2002; Prior to joining
                                  J.P. Morgan Chase & Co., Mr. Chan was an
                                  associate at the law firm of Shearman &
                                  Sterling from May 2001 through September 2002;
                                  Swidler Berlin Shereff Friedman LLP from June
                                  1999 through May 2001 and Whitman Breed Abbott
                                  & Morgan LLP from September 1997 through May
                                  1999.

Stephanie J. Dorsey (1969),       Director of Mutual Fund Administration, One
Treasurer (2004)*                 Group Administrative Services, since January
                                  2004; Ms. Dorsey worked for Bank One
                                  Corporation (now known as JPMorgan Chase &
                                  Co.) from January 2003 to January 2004; Prior
                                  to joining Bank One Corporation, she was a
                                  Senior Manager specializing in Financial
                                  Services audits at PricewaterhouseCoopers LLP
                                  from September 1992 through December 2002.

Stephen M. Benham (1959),         Vice President and Assistant General Counsel,
Assistant Secretary (2004)        JPMIM since 2004; Vice President (Legal
                                  Advisory) of Merrill Lynch Investment
                                  Managers, L.P. from 2000 to 2004; Attorney
                                  associated with Kirkpatrick & Lockhart LLP
                                  from 1997 to 2000.

Elizabeth A. Davin (1964),        From September 2004 to present, Senior
Assistant Secretary (2004)*       Counsel, JPMorgan Chase & Co.; Prior to that
                                  Ms. Davin was Assistant General Counsel and
                                  then Associate General Counsel and Vice
                                  President, Gartmore Global Investments, Inc.
                                  from July 1999 to August 2004.

Jessica K. Ditullio (1962),       Various attorney positions for Bank One
Assistant Secretary (2004)*       Corporation (now known as JPMorgan Chase &
                                  Co.) since 1990.

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual
Assistant Secretary (2004)*       Fund Administration, One Group Administrative
                                  Services, Inc. and Senior Project Manager,
                                  Mutual Funds, One Group Dealer Services, Inc.
                                  From July 1999 to October 1999, Project
                                  Manager, One Group, Banc One Investment
                                  Advisors Corporation.

Avery P. Maher (1945),            Vice President and Assistant General Counsel,
Assistant Secretary (2004)        JPMIM since 2004; Second Vice President and
                                  Assistant Secretary of John Hancock Advisers,
                                  LLC from July 1992 through September 2004.

Alaina Metz (1967),               Vice President, BISYS Fund Service Inc.
Assistant Secretary (2001)**      since 1995.

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS
Assistant Treasurer (2001)**      Fund Services, Inc. since 1994.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                        DURING PAST 5 YEARS
       -----------------                        -------------------
Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS
Assistant Treasurer (2001)**      Fund Services, Inc., since 2001; from 1999 to
                                  2001, Section Manager at Northern Trust
                                  Company; from 1997 to 1999, Accounting
                                  Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all
Assistant Treasurer (2004)        aspects of institutional and retail mutual
                                  fund administration and vendor relationships
                                  within the mutual funds, commingled/ERISA
                                  funds, 3(c)(7) funds, hedge funds and LLC
                                  products. Prior to joining JPMorgan in 2000,
                                  he was a director from 1996 to 2000 of Mutual
                                  Fund Administration at Prudential Investments.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the
Assistant Treasurer (2001)        Budgeting and Expense Group of the Funds
                                  Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms. Squires has held
Assistant Treasurer (2001)        numerous financial and operations positions
                                  supporting the J.P. Morgan Chase organization
                                  complex.

Stephen M. Ungerman (1953),       Vice President, JPMIM; Previously, head of
Chief Compliance                  Fund Administration - Pooled Vehicles. Prior
Officer (2004)                    to joining J.P. Morgan Chase & Co., in 2000,
                                  he held a number of senior positions in
                                  Prudential Financial's asset and management
                                  business, including Associate General Counsel,
                                  Tax Director and Co-head of Fund
                                  Administration Department. Mr. Ungerman was
                                  also the Assistant Treasurer of all mutual
                                  funds managed by Prudential.



*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43271.
**   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

As of January 31, 2005, the officers and Trustees as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

     The Trust, JPMIM and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.


     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.


     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Funds' investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.


     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:




     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.


     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.


     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


     In accordance with regulations of the SEC, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, the Funds will make available to the public, upon request to the Funds (1-800-480-4111), a complete, uncertified schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review. Additionally, no compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders and its investment adviser, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

     The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.)("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), an affiliate of the Adviser and JPMDS, provides certain financial, fund accounting, record keeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent for the Funds. See the "Administrator," "Shareholder Servicing" and "Custodian" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees approved amendments to the Advisory Agreement reflecting (i) new funds; (ii) the new names of the Global 50 Fund effective February 19, 2005, (iii) new advisory fees for certain series of JPMST not included in this SAI, (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets.


               Global 50 Fund                          1.25%

               Global Healthcare Fund                  1.25%

               Market Neutral Fund                     1.50%


     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

                                 FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                    ENDED                  ENDED                  ENDED
                                  10/31/02               10/31/03               10/31/04
------------------------------------------------------------------------------------------------
                               PAID/                  PAID/                  PAID/
                              ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
------------------------------------------------------------------------------------------------
Global 50 Fund                 $ 629      $ (290)     $ 342      $ (297)

Global Healthcare Fund           302        (191)       167        (164)

Market Neutral Fund            $ 322      $ (274)     $ 292      $ (264)



                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust on behalf of the Funds.


     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving the Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of the Funds' advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240-2050.

     Pursuant to the Administration Agreement, JPMFM will assist in supervising all operations of each Fund for which it serves (other than those performed under the Advisory Agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the NAV and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the Advisory Agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of the former One Group Mutual Funds.

     Prior to February 19, 2005, pursuant to the administration agreement, effective September 10, 2001, between the Trust and JPMorgan Chase Bank, on behalf of the Funds, JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the administration agreements, JPMorgan Chase Bank received from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                 FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                    ENDED                  ENDED                  ENDED
                                  10/31/02               10/31/03               10/31/04
------------------------------------------------------------------------------------------------
                               PAID/                  PAID/                  PAID/
                              ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
------------------------------------------------------------------------------------------------
Global 50 Fund                 $ 75       $ (69)      $ 41       $ (41)

Global Healthcare Fund           36         (23)        20         (20)

Market Neutral Fund            $ 32       $ (26)      $ 29       $ (29)


                                   DISTRIBUTOR


     JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) ("JPMDS") serves as the Trust's distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, JPMDS has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust, on behalf of the Funds, and JPMDS. Under the terms of the Distribution Agreement between JPMDS and the Trust, on behalf of the Funds, JPMDS receives no compensation in its capacity as the Fund's distributor. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Funds.


                                DISTRIBUTION PLAN


     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates set forth below. JPMDS may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares pay a Distribution Fee of 0.25% and Class B and Class C Shares of the applicable Fund pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B Shares and Class C Shares of the applicable Fund of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the applicable Fund, for which JPMDS will receive 1.00% of average daily net assets, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.


     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A Shares or 0.75% annualized of the average NAV of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the applicable Fund, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares.

     Effective February 19, 2005, the Global Healthcare Fund will offer Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees of the Trust on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by the Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                 FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                    ENDED                  ENDED                  ENDED
                                  10/31/02               10/31/03               10/31/04
------------------------------------------------------------------------------------------------
                               PAID/                  PAID/                  PAID/
                              ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
------------------------------------------------------------------------------------------------
GLOBAL 50 FUND

   Class A Shares              $ -^        $ -        $ -^        $ -

   Class B Shares~               -^          -          -^          -

   Class C Shares~               -^          -          -^          -

GLOBAL HEALTHCARE FUND

   Class A Shares                -^          -          -^          -

   Class B Shares~               -^          -          1           -

   Class C Shares~               -^          -          -^          -

                                 FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                    ENDED                  ENDED                  ENDED
                                  10/31/02               10/31/03               10/31/04
------------------------------------------------------------------------------------------------
                               PAID/                  PAID/                  PAID/
                              ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
------------------------------------------------------------------------------------------------
Market Neutral Fund

   Class A Shares**            $ -^        $ -^       $ 1         $ -

   Class B Shares**              -^          -^         1           -


** Commencement of offering 02/28/02.
^  Amount rounds to less than one thousand.
~  Classes ceased operations as of 09/12/03.


     The table below sets forth the expenses, paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended October 31, 2004:



                                                      GLOBAL 50     GLOBAL HEALTHCARE   MARKET NEUTRAL
                                                        FUND               FUND              FUND
------------------------------------------------------------------------------------------------------
Advertising and sales literature

Class B shares financing charges

Compensation to dealers

Compensation to sales personnel

Equipment, supplies and other indirect
distribution-related expenses

Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders



                                    CUSTODIAN

     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Global 50 and Global Healthcare Funds pay to JPMorgan Chase Bank the higher of (a) the Funds' pro rata share of an annual complex-wide charge on the average daily net assets of international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or
(b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.


     For fund accounting services, the Market Neutral Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

     In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).


     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


                            SECURITIES LENDING AGENT

     JPMorgan Chase Bank serves as the securities lending agent for the Global 50 and Global Healthcare Funds. The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as Securities Lending (net).

     The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

     Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.

     At ________________, 2004, the market value of securities loaned was $ __________ (amount in thousands) and the amount of collateral received was $
___________(amount in thousands).

     JPMorgan Chase Bank, as lending agent, received a fee of $ ____,000 from the Fund which is equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans of non-U.S. securities outstanding during a given month.

     Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.


                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING

     The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement"), with JPMDS. Under the agreement, JPMDS is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing JPMDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities law.

     Under the shareholder servicing agreement, each Fund has agreed to pay JPMDS for these services a fee at the rate of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Class Shares and a fee of 0.10% for the Institutional Class Shares, expressed as a percentage of the average daily net asset values of Fund shares. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% or 0.10% annual fee, as applicable, to such entities for performing shareholder and administrative services. JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreement with respect to each Fund on a month-to-month basis.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                 FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                    ENDED                  ENDED                  ENDED
                                  10/31/02               10/31/03               10/31/04
------------------------------------------------------------------------------------------------
                               PAID/                  PAID/                  PAID/
                              ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
------------------------------------------------------------------------------------------------
GLOBAL 50 FUND

     Class A Shares*          $    -^     $   -^      $  -^      $   -^

     Class B Shares*~              -^         -^         -^          -^

     Class C Shares* ~             -^         -^         -^          -^

     Select Shares               126          -^        68         (19)

                                 FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                    ENDED                  ENDED                  ENDED
                                  10/31/02               10/31/03               10/31/04
------------------------------------------------------------------------------------------------
                               PAID/                  PAID/                  PAID/
                              ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
------------------------------------------------------------------------------------------------
GLOBAL HEALTHCARE FUND

     Class A Shares                -^         -^         -^          -^

     Class B Shares~               -^         -^         -^          -^

     Class C Shares ~              -^         -^         -^          -^

     Select Shares                60        (24)        33         (33)

MARKET NEUTRAL FUND

     Class A Shares***        $    -^     $   -^      $  1       $  (1)

     Class B Shares***             -^         -^         -^          -^

     Institutional Shares         22        (22)        19         (19)


*** Commencement of offering 02/28/02.
^   Amount rounds to less than one thousand.
~   Classes ceased operations as of 09/12/03.


     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although it is not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts, such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or its shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES


     In addition to the fees payable to the Adviser and JPMDS under various agreements discussed under "Investment Adviser," "Administrator" and "Shareholder Servicing" above, each Fund is responsible for usual and customary expenses associated with its operations, including its pro rata share of expenses of its Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or the Financial Intermediaries' clients may reasonably request and agree upon with the Financial Intermediaries.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial intermediaries, but in all cases will be retained by the Financial Intermediaries and will not be remitted to the Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other Financial Intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     REVENUE SHARING ARRANGEMENTS WITH FINANCIAL INSTITUTIONS. Revenue sharing payments to financial institutions are usually structured in one of three ways:
(i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a 1% finder's fee. For sales over $2.5 million to $10 million, such Financial Intermediary may receive an additional 0.75% basis points finder's fee. For sales over $10 million to up to $50 million, such Financial Intermediary may receive an additional 0.50% basis points finder's fee. For sales of $50 million or more, such Financial Intermediary may receive a further 0.20% basis points finder's fee.

     JPMDS reserves the right to alter or change the finders' fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Advisor or Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm of the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his, her or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Fund and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.


     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor may add to or reduce their investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.


     SPECIAL NOTE REGARDING PURCHASE LIMIT ON CLASS B SHARES. Individual investments in Class B shares are limited to no more than $99,999. However, two or more purchases which are each under $99,999 but which cumulatively amount to an investment of more than $99,999 are not automatically detected, including shares purchased through a systematic investment plan. Purchases in multiple Funds and purchases in multiple accounts in the same Fund are not automatically aggregated. You should carefully consider whether two or more purchases (whether in multiple accounts in the same Fund or in multiple different Funds) totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your shareholder servicing agent, Financial Intermediary or the Fund of any and all accounts that may be linked together for the purposes of determining whether the application of Right of Accumulation or the use of a Letter of Intent would make Class A shares a more suitable investment than Class B shares.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other of the JPMorgan Funds as indicated in the Prospectus that offers the same share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Under the Exchange Privilege, shares may be exchanged only if shares of the JPMorgan Fund exchanged into are permitted to be offered and sold where the exchange is to be made. Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirement. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996 will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per shares of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the Class B Shares, there is no initial sales charge (not in excess of the redemption). At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.


     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.


     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the [Global 50 Fund and Global Healthcare Fund] purchased after February 19, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

     The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Shareholder servicing agents may have a lower minimum or no minimum for charging redemption fees.

     Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market timers, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds.

The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

     For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.


                           DIVIDENDS AND DISTRIBUTIONS


     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                 NET ASSET VALUE

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     The value of investments listed on a U.S. or Canadian securities exchange or the National Association of Securities Dealers Automated Quotations ("Nasdaq") is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are calculated. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange and, if there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and asked quotations as of the closing of the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the quotation is determined not to be accurate by the Adviser), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price.

     Options on stock indexes traded on national securities exchanges are valued at the last sale or close price of options trading on such exchanges. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges. Options and futures traded on foreign exchanges are valued at the last sale price or close price available prior to the calculation of each Fund's NAV. Non-listed OTC options and swaps shall be valued at the evaluated price provided by a counterparty or third party broker.

     Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange. If, on the valuation date, there is no last sale, there is no bid or ask quotation, or the last sale for local shares is less than or equal to the mean of the bid or ask quotation, the value of the security shall be at the last sale price on the primary exchange up to five days prior to the valuation date unless a fair valuation condition exists.. Foreign listed shares for which the foreign ownership limit has not been reached shall be valued pari passu with the local shares. Foreign listed shares for which the foreign ownership limit has been reached and there are also locally traded shares shall generally be valued at the price of the last sale of the foreign listed shares on the primary exchange before the time when the net assets of the Funds are valued. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars utilizing the latest foreign exchange bid quotation from an approved independent pricing service as of 4:00 p.m., Eastern Time.

     Fixed income securities with a maturity of 61 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. Fixed income securities shall be valued based upon bid prices received from independent pricing services approved by the Funds' Board of Trustees. If such prices are not supplied by the Funds' independent pricing services or the quotation is determined not to be accurate by the Adviser such securities are priced in accordance with fair value procedures adopted by the Board of Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

     Listed options on debt securities traded on U.S. options exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's NAV. Non-listed OTC options and swaps shall be valued at the evaluated price provided by a counterparty or third-party broker.

     Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PORTFOLIO TRANSACTIONS


     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies--Portfolio Turnover."

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sale orders.




     Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted two exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser and that no shares will be purchased from JPMDS or any of its affiliates.


     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                            FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                               ENDED         ENDED         ENDED
                                                             10/31/02      10/31/03      10/31/04
-----------------------------------------------------------------------------------------------------
GLOBAL 50 FUND

     Total Brokerage Commissions                              $  241        $  89

     Brokerage Commissions from Affiliated Broker Dealers          -            -

GLOBAL HEALTHCARE FUND

     Total Brokerage Commissions                                  42           20

     Brokerage Commissions from Affiliated Broker Dealers          -^           -^

MARKET NEUTRAL FUND

     Total Brokerage Commissions                                  68           63

     Brokerage Commissions from Affiliated Broker Dealers          1            -^


^  Amount rounds to less than one thousand.


     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by JPMIM, and does not reduce the advisory fees payable to JPMIM by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     In an effort to minimize the potential conflicts of interest that arise with the types of "soft-dollar" transactions described above:

  - Beginning on February 19, 2005, JPMIM will not enter into any NEW soft-dollar arrangement with respect to its U.S. mutual fund clients whereby a broker is paying for services; and

  - All soft-dollar arrangements with respect to U.S. mutual fund clients that were in existence as of February 19, 2005 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by JPMIM.

     Because JPMIM may have soft-dollar commitments with respect to U.S. mutual fund clients that were entered into prior to February 19, 2005, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until a later date. In addition, JPMIM may have unused soft dollar credits with respect to U.S. mutual fund clients in connection with brokerage commissions for periods prior to February 19, 2005. Such soft dollar credits will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, JPMIM entered into soft-dollar arrangements for services that were provided by brokers prior to February 19, 2005, but for which JPMIM has not yet fulfilled its soft-dollar commitments under those arrangements.

     While JPMIM is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset) with respect to its U.S. mutual fund clients. JPMIM will continue to have some soft-dollar arrangements for other clients and for broker research, including research provided by third party brokers. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they or another broker provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, JPMIM will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution. During the last fiscal year, JPMIM paid $[____] to brokers for third party research.

     In the last fiscal year, JPMIM paid brokerage commissions to brokers who provided research services to JPMIM. For the fiscal year ended [_________], the following Funds paid the commissions indicated below to brokers and dealers who provided research services:



                            TOTAL RESEARCH COMMISSIONS    PERCENTAGE OF TOTAL COMMISSIONS
-------------------------------------------------------------------------------------------
Global 50 Fund

Global Healthcare Fund

Market Neutral Fund



                               MASSACHUSETTS TRUST

     The Trust is organized as a Massachusetts business trust and each Fund is a separate and distinct series of the Trust. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.


     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims,
(ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.


     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


                              DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust. Each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."


     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

     The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms or to make their terms of unlimited duration subject to certain removal procedures and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


     The Trustees may, however, authorize the issuance of shares of additional series--the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges."


                          DISTRIBUTIONS AND TAX MATTERS


     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.


     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a RIC under Subchapter M of the Code. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a RIC, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.


     In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.


     Each Fund may invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund.

     Alternatively, a Fund will be permitted to "mark-to-market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

     Notwithstanding any election made by each Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by each Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which each Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund's shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by each Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the Fund's shares by the amount of the distribution. If the NAV is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year.

Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Amounts in thousands:



                                         CAPITAL LOSS          EXPIRATION
        FUND                             CARRYFORWARD             DATE
        Global 50 Fund                    $ (25,451)            10/31/09
                                            (14,486)            10/31/10
                                               (136)            10/31/11
                                          ---------
                                            (40,073)
                                          =========
        Global Healthcare Fund            $     (71)            10/31/08
                                             (2,370)            10/31/09
                                             (3,448)            10/31/10
                                             (1,661)            10/31/11
                                          ---------
                                             (7,550)
                                          =========
        Market Neutral Fund               $    (736)            10/31/11
                                          ---------
                                               (736)
                                          =========



BACKUP WITHHOLDING. A Fund will be required in certain cases to backup withholding and remit to the U.S. Treasury a portion of ordinary income dividends, qualified dividend income (if any) and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal Income tax liability provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


     FOREIGN TAXES. It is expected that the Global 50 Fund and the Global Healthcare Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund at the close of any taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

     The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholder and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from RICs may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


     Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                             ADDITIONAL INFORMATION


     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.


     Telephone calls to the Funds, the Funds' service providers or a financial professional as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.


     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January __, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Funds:

     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS
     The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's October 31, 2004 annual report filing made with the SEC on January 31, 2005 (Accession No. ______________________) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -  Leading market positions in well established industries.
     -  High rates of return on funds employed.
     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well established access to a range of financial markets and assured sources of alternate liquidity.




SHORT-TERM TAX EXEMPT NOTES

MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1. (This page has been left blank intentionally.)

Part C - Other Information

                               ITEM 22. EXHIBITS.

(a)(1) Declaration of Trust. Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

(a)(2) Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(a)(3) Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.0001016964-97-000117).

(a)(4) Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No.0001041455-98-000012).

(a)(5) Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.0001041455-98-000039).

(a)(6) Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 31, 1998 (Accession No. 0001041455-98-000099).

(a)(7) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 31, 2000 (Accession Number 0001016937-00-000008).

(a)(8) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(9) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(10) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(11) Amendment No. 10 to Declaration of Trust, Tenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 11, 2000 (Accession Number
0000912057-00-053000).

(a)(12) Amendment No. 11 to Declaration of Trust, Eleventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number 0001047469-02-004178).

(a)(13) Amendment No. 12 to Declaration of Trust, Twelfth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number 0001047469-02-004178).

(a)(14) Amendment No. 13 to Declaration of Trust, Thirteenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number
0001047469-02-004178).

(a)(15) Amendment No. 14 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(a)(16) Amendment No. 15 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(a)(17) Amendment No. 16 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(b)(1) Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(b)(2) Amendment to Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000 (Accession Number 0001041455-00-000052).

(b)(3) Amendment No. 2 to Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000 (Accession Number 0001041455-00-000052).

(b)(4) Amendment to By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 20, 2002 (Accession No. 0001047469-02-007870).

(b)(5) Amendment to Restated By-Laws. Incorporated herein by reference to Exhibit (2)(e) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(c) Not applicable.

(d)(1) Form of Investment Advisory Agreement between Registrant and J.P.Morgan Investment Management Inc. Incorporated herein from Registrant's registration statement on Form N-1A as filed September 7, 2001 (Accession Number 0000912057-01-531615).

(d)(2) Form of Amendment to Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc. Incorporated herein by reference to Exhibit (6)(b) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(e)(1) Form of Distribution Agreement dated June 29, 2001 between Registrant and J.P. Morgan Fund Distributors, Inc. Incorporated herein from Registrant's registration statement on Form N1-A as filed on April 30, 2003 (Accession
No. 0001047469-03-015630)

(e)(2) Form of Distribution Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (7)(b) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(f)    Not applicable.

(g)(1) Global Custody Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(g)(2) Fee Schedule for Custodian Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(h)(1)(a) Form of Administration Agreement dated September 7, 2001 between Registrant and Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank or their Successor. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(h)(1)(b) Form of Administration Agreement between the Trust and One Group Administrative Services, Inc. Incorporated herein by reference to Exhibit (13)(g) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(2) Form of Fee Waiver Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(h)(3)(a) Transfer Agency Agreement between Registrant and DST Systems, Inc. Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001 (Accession Number 0000912057-01-530531).

Form of Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to Exhibit (i) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(4)(a) Form of Shareholder Servicing Agreement dated November 10, 2001 between Registrant and JPMorgan Chase Bank. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

Form of Shareholder Servicing Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (h) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(5) Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant's Registration Statement as filed on February 27, 2004 (Accession number 0001047469-04-005949).

(h)(6) Amendment to Securities Lending Agreement dated August 1, 2003 to the Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant's Registration Statement as filed on February 27, 2004 (Accession number 0001047469-04-005949).

(h)(7) Form of Indemnification Agreement. Incorporated herein by reference to Exhibit (j) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(i) Opinion of Nixon Peabody LLP. Incorporated herein from Registrant's registration statement on Form N-1A as filed on May 16, 2001 (Accession Number 0000912057-01-516549).

(j)    Consent of Independent Accountant. To be filed by amendment.

(k)    Omitted Financial Statements. Financial statements omitted from Item 22.

(l) Form of Purchase agreement with respect to Registrant's initial shares. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(m)(1) 12b-1 Distribution Plan. Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001 (Accession Number 0000912057-01-530531).

(m)(2) Form of Combined Amended and Restated Distribution Plan. Incorporated herein by reference to Exhibit (10)(d) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession
       Number 0001104659-04-029056).

(n)(1) Rule 18f-3 Multi-Class Plan. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(n)(2) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Exhibit (10)(e) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(o)    Reserved.

(p)(1) Code of Ethics for Funds. Filed herewith.

(p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc.
       Incorporated herein by reference to the Registrant's Registration Statement as filed on February 27, 2004 (Accession number 0001047469-04-005949).

(p)(3) Code of Ethics of Advisers. Filed herewith.

(p)(4) Code of Ethics for One Group Dealer Services, Inc. Filed herewith.

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Matthew Goldstein, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding. Filed herewith.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 24. INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The business of J.P. Morgan Investment Management Inc. is summarized in the Prospectuses constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc (File No. 801-21011).

ITEM 26. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, NY 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
Growth and Income Portfolio
J.P. Morgan Funds

J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II

J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Fund Select Group
J.P. Morgan Mutual Fund Select Trust
J.P. Morgan Mutual Fund Trust

JPMorgan Value Opportunities Fund, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Series
Undiscovered Managers Funds
UM Investment Trust

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

NAME AND ADDRESS                   POSITION AND OFFICES                 POSITION AND OFFICES
                                   WITH DISTRIBUTOR                        WITH REGISTRANT
----------------                   --------------------                 --------------------
Charles L. Booth                      Vice President/                           None
3435 Stelzer Road                     Assistant
Columbus, OH 43219                    Compliance Officer

James L. Fox                          Director                                  None
90 Park Avenue
New York, NY 10016

Kevin J. Dell                         Director/Secretary                        None
90 Park Avenue
New York, NY 10016

Edward S. Forman                      Assistant Secretary                       None
90 Park Avenue
New York, NY 10016

Stephen Hoffman                       Treasurer                                 None
3435 Stelzer Road
Columbus, OH 43219

Robert A. Bucher                      Financial and Operations                  None
3435 Stelzer Road                     Principal
Columbus, OH 43219

Richard F. Froio                      Vice President/Chief                      None
100 Summer Street                     Compliance Officer/
Boston, MA 02110                      Executive Representative
                                      Supervising Principal

William J. Tomko                      President                                 None
3435 Stelzer Road
Columbus, OH 43219

(c) Not applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"),and the Rules thereunder will be maintained at the offices of:

     JP Morgan Chase Bank: 3 Chase MetroTech, Brooklyn, NY 11245 and J.P. Morgan Investment Management Inc.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as, shareholder servicing agent and administrative services agent and fund accounting agent).

     DST Systems, Inc.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).


     J.P. Morgan Fund Distributors, Inc.: 522 Fifth Ave., New York, NY 10036 (records relating to its functions as distributor and co-administrator).


     JPMorgan Chase Bank: 3 Chase MetroTech, Brooklyn, NY 11245 (records related to its functions as custodian).

     Effective February 19, 2005

     One Group Dealer Services, Inc.: 1111 Polaris Parkway, P.O. Box 710211, Columbus OH 43271-0211

     One Group Administrative Services, Inc.: 1111 Polaris Parkway, P.O. Box 710211, Columbus OH 43271-0211

     Boston Financial Data Services, Inc., the Registrant's transfer agent, at 2 Heritage Drive, North Quincy, Massachusetts 02171.

ITEM 28. MANAGEMENT SERVICES.

    Not applicable.

ITEM 29. UNDERTAKINGS.

     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                     SIGNATURES


Pursuant to the requirements the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, J.P. Morgan Series Trust, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 17th day of December, 2004.

                                        J.P. MORGAN SERIES TRUST


                                        By:  /s/ George C. W. Gatch
                                             ----------------------
                                             George C.W. Gatch
                                             President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) as indicated.

Signatures                        Title                       Date

/s/ George C. W. Gatch            President                   December 17, 2004
-----------------------------
George C.W. Gatch


/s/ Stephanie J. Dorsey           Treasurer                   December 17, 2004
-----------------------------
Stephanie J. Dorsey

           *                      Trustee and Chairman        December 17, 2004
-----------------------------
Fergus Reid III

           *                      Trustee                     December 17, 2004
-----------------------------
William J. Armstrong

           *                      Trustee                     December 17, 2004
-----------------------------
Roland R. Eppley, Jr.

           *                      Trustee                     December 17, 2004
-----------------------------
Dr. Matthew Goldstein

           *                       Trustee                    December 17, 2004
-----------------------------
Robert J. Higgins

           *                       Trustee                    December 17, 2004
-----------------------------
William G. Morton, Jr.

           *                       Trustee                    December 17, 2004
-----------------------------
James J. Schonbachler

           *                       Trustee                    December 17, 2004
-----------------------------
Leonard M. Spalding, Jr.


                                               By: /s/ Patricia A. Maleski
                                                   -----------------------
                                                      Patricia A. Maleski
                                                      Attorney-in-Fact

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

(p)(1)         Code of Ethics for Funds.
(p)(3)         Code of Ethics for Advisers.
(p)(4)         Code of Ethics for One Group Dealer Services, Inc.
(99)(a)        Powers of Attorney